UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02464

MFS SERIES TRUST IX

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: April 30*

Date of reporting period: April 30, 2019

*

This Form N-CSR pertains to the following series of the Registrant: MFS Corporate Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, and MFS Total Return Bond Fund. The remaining series of the Registrant has a fiscal year end of October 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

April 30, 2019

MFS® Corporate Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MFB-ANN

MFS® Corporate Bond Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as

Brexit. Those concerns dissipated in the early months of 2019 due to the more dovish posture of the U.S. Federal Reserve and other global central banks, reported progress toward a trade pact between the United States and China, and action against a no-deal Brexit by the British Parliament. However, a last-minute breakdown in negotiations between the U.S. and China derailed the market’s momentum and increased concerns over the future pace of global growth. Compounding Brexit uncertainty was the resignation of British Prime Minister Theresa May, potentially ushering in a harder form of Brexit than she had advocated. U.S. equities have continued to outperform their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2018, which contributed to the continuation of relatively healthy levels of U.S. economic output against a backdrop of slower global growth. Inflation remains largely subdued globally, which is encouraging for asset markets. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging environment for global trade has hindered manufacturing in most regions.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

June 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	81.5%
High Yield Corporates	10.4%
U.S. Treasury Securities	4.5%
Emerging Markets Bonds	1.3%
Commercial Mortgage-Backed Securities (o)	0.0%
Mortgage-Backed Securities (o)	0.0%
Asset-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	0.9%
AA	1.9%
A	21.8%
BBB	57.6%
BB	10.5%
B	0.5%
CC (o)	0.0%
D (o)	0.0%
U.S. Government	4.5%
Federal Agencies (o)	0.0%
Cash & Cash Equivalents	2.3%

Portfolio facts (i)
Average Duration (d)	6.9
Average Effective Maturity (m)	9.8 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of April 30, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2019, Class A shares of the MFS Corporate Bond Fund (fund) provided a total return of 6.39%, at net asset value. This compares with a return of 6.38% for the fund’s benchmark, the Bloomberg Barclays U.S. Credit Bond Index.

Market Environment

Led by weakness in China and Europe, the global economy decelerated during the reporting period as business and investor sentiment was undermined by growing trade frictions. Additionally, tighter financial conditions contributed to an uptick in market volatility late in 2018. Equity valuations fell and credit spreads widened, fueled in part by concerns that the US Federal Reserve would over-tighten policy, choking off the nearly decade-long US economic expansion.

However, the Fed reversed course in January due to slowing global growth, rising trade tensions, abating inflationary pressures and increasing market volatility, and signaled that its policy was on hold. Additionally, the Fed announced that it would maintain a larger balance sheet than it had previously indicated. These dovish shifts helped equity valuations rebound, reduced volatility and narrowed credit spreads. In early 2019, central banks globally tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank (ECB) acknowledging that it may not be able to hike rates in the fall of 2019, as it had earlier projected. The ECB also extended a refinancing facility for eurozone banks.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved at the end of the period as the Fed adopted its more dovish posture and hopes grew for a trade deal between the US and China, although idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, the lack of consensus in the United Kingdom on the best path toward Brexit, a fractious Eurosceptic Italian coalition government and large-scale protests in France over stagnant wages were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets were nervous about the less-market-friendly approach of Mexico’s new president Andrés Manuel López Obrador. For much of the period, the contentious US–China trade relationship was a drag on global sentiment. Signs of progress toward a resolution helped steady markets late in the period while China’s economy showed signs of stabilizing.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Credit Bond Index, the fund’s out-of-benchmark exposure to “BB” rated (r) securities, as well as favorable security

4

Management Review – continued

selection within the “BBB” credit quality segment, contributed to relative performance. Additionally, security selection in both the consumer non-cyclicals and electric sectors boosted relative results.

Conversely, weak security selection in both the capital goods and energy sectors held back relative results. Yield curve (y) positioning, particularly the fund’s lesser exposure to shifts in the long end of the yield curve, was another area of relative weakness.

Respectfully,

Portfolio Manager(s)
Alexander Mackey and Robert Persons

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective June 30, 2018, Richard Hawkins is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	5/08/74	6.39%	3.24%	6.67%	N/A
B	9/07/93	5.53%	2.47%	5.89%	N/A
C	1/03/94	5.61%	2.48%	5.89%	N/A
I	1/02/97	6.66%	3.50%	6.93%	N/A
R1	4/01/05	5.60%	2.48%	5.89%	N/A
R2	10/31/03	6.05%	2.98%	6.41%	N/A
R3	4/01/05	6.39%	3.24%	6.68%	N/A
R4	4/01/05	6.57%	3.50%	6.93%	N/A
R6	6/01/12	6.76%	3.60%	N/A	3.97%

Comparative benchmark(s)
Bloomberg Barclays U.S. Credit Bond Index (f)		6.38%	3.46%	5.98%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		1.87%	2.35%	6.21%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		1.53%	2.11%	5.89%	N/A
C With CDSC (1% for 12 months) (v)		4.61%	2.48%	5.89%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time

7

Performance Summary – continued

periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2018 through April 30, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/18	Ending Account Value 4/30/19	Expenses Paid During Period (p) 11/01/18-4/30/19
A	Actual	0.78%	$1,000.00	$1,072.87	$4.01
	Hypothetical (h)	0.78%	$1,000.00	$1,020.93	$3.91
B	Actual	1.53%	$1,000.00	$1,069.03	$7.85
	Hypothetical (h)	1.53%	$1,000.00	$1,017.21	$7.65
C	Actual	1.53%	$1,000.00	$1,069.07	$7.85
	Hypothetical (h)	1.53%	$1,000.00	$1,017.21	$7.65
I	Actual	0.53%	$1,000.00	$1,074.24	$2.73
	Hypothetical (h)	0.53%	$1,000.00	$1,022.17	$2.66
R1	Actual	1.53%	$1,000.00	$1,069.02	$7.85
	Hypothetical (h)	1.53%	$1,000.00	$1,017.21	$7.65
R2	Actual	1.03%	$1,000.00	$1,071.54	$5.29
	Hypothetical (h)	1.03%	$1,000.00	$1,019.69	$5.16
R3	Actual	0.78%	$1,000.00	$1,072.87	$4.01
	Hypothetical (h)	0.78%	$1,000.00	$1,020.93	$3.91
R4	Actual	0.53%	$1,000.00	$1,074.19	$2.73
	Hypothetical (h)	0.53%	$1,000.00	$1,022.17	$2.66
R6	Actual	0.42%	$1,000.00	$1,074.76	$2.16
	Hypothetical (h)	0.42%	$1,000.00	$1,022.71	$2.11

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

4/30/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 96.8%

Issuer	Shares/Par	Value ($)
Aerospace - 2.9%
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	$11,950,000	$11,684,830
L3 Technologies, Inc., 3.85%, 6/15/2023	21,957,000	22,688,631
Lockheed Martin Corp., 3.55%, 1/15/2026	7,857,000	8,068,462
Northrop Grumman Corp., 2.55%, 10/15/2022	31,622,000	31,299,319
Northrop Grumman Corp., 2.93%, 1/15/2025	27,106,000	26,820,343
TransDigm, Inc., 6.25%, 3/15/2026 (n)	20,921,000	21,783,991

		$122,345,576
Apparel Manufacturers - 0.5%
Tapestry, Inc., 4.125%, 7/15/2027	$22,765,000	$22,059,789

Asset-Backed & Securitized - 0.1%
Bayview Financial Revolving Mortgage Loan Trust, FLR, 4.079% (LIBOR - 1mo. + 1.6%), 12/28/2040 (z)	$843,893	$795,021
Greenwich Capital Commercial Funding Corp., 5.855%, 7/10/2038	554,772	557,926
JPMorgan Chase Commercial Mortgage Securities Corp., 5.783%, 7/15/2042 (n)(q)	1,239,849	842,525
Lehman Brothers Commercial Conduit Mortgage Trust, 1.118%, 2/18/2030 (i)	165,020	4

		$2,195,476
Automotive - 3.5%
Allison Transmission, Inc., 5.875%, 6/01/2029 (n)	$4,795,000	$4,938,850
General Motors Co., 5.15%, 4/01/2038	10,480,000	10,080,048
General Motors Co., 6.25%, 10/02/2043	10,919,000	11,507,200
General Motors Financial Co., Inc., 2.35%, 10/04/2019	32,777,000	32,716,583
General Motors Financial Co., Inc., 4%, 10/06/2026	10,385,000	10,211,210
General Motors Financial Co., Inc., 4.35%, 1/17/2027	6,485,000	6,482,017
Lear Corp., 5.25%, 1/15/2025	15,224,000	15,782,299
Lear Corp., 3.8%, 9/15/2027	36,241,000	35,283,628
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)	20,571,000	20,850,763

		$147,852,598
Broadcasting - 1.0%
Fox Corp., 4.03%, 1/25/2024 (n)	$5,337,000	$5,548,178
Fox Corp., 5.476%, 1/25/2039 (n)	13,338,000	14,852,265
Netflix, Inc., 4.875%, 4/15/2028	19,061,000	18,894,216
Time Warner, Inc., 5.35%, 12/15/2043	4,056,000	4,338,151

		$43,632,810

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Brokerage & Asset Managers - 2.5%
Charles Schwab Corp., 3.85%, 5/21/2025	$22,971,000	$24,118,754
E*TRADE Financial Corp., 2.95%, 8/24/2022	12,736,000	12,724,669
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	6,672,000	6,676,264
Intercontinental Exchange, Inc., 2.35%, 9/15/2022	19,865,000	19,552,702
Intercontinental Exchange, Inc., 4%, 10/15/2023	14,230,000	14,876,939
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	8,952,000	9,321,601
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	16,712,000	16,788,057

		$104,058,986
Building - 2.1%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)	$16,362,000	$15,479,702
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	7,431,000	7,746,716
Martin Marietta Materials, Inc., 3.45%, 6/01/2027	8,095,000	7,759,299
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	14,186,000	13,659,399
Masco Corp., 4.45%, 4/01/2025	3,390,000	3,514,288
Masco Corp., 4.375%, 4/01/2026	11,202,000	11,439,799
Masco Corp., 4.5%, 5/15/2047	12,265,000	11,200,013
Vulcan Materials Co., 4.5%, 6/15/2047	19,500,000	17,661,696

		$88,460,912
Business Services - 2.4%
Equinix, Inc., 5.75%, 1/01/2025	$13,055,000	$13,544,563
Equinix, Inc., 5.375%, 5/15/2027	4,197,000	4,442,944
Fidelity National Information Services, Inc., 3.5%, 4/15/2023	2,389,000	2,428,436
Fidelity National Information Services, Inc., 3%, 8/15/2026	13,572,000	13,148,416
Fidelity National Information Services, Inc., 4.5%, 8/15/2046	6,787,000	6,721,357
Fidelity National Information Services, Inc., 4.75%, 5/15/2048	14,440,000	14,824,022
Fiserv, Inc., 2.7%, 6/01/2020	6,911,000	6,901,176
MSCI, Inc., 5.75%, 8/15/2025 (n)	15,656,000	16,399,660
MSCI, Inc., 4.75%, 8/01/2026 (n)	5,205,000	5,334,084
MSCI, Inc., 5.375%, 5/15/2027 (n)	15,000,000	15,768,750

		$99,513,408
Cable TV - 2.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	$19,932,000	$22,520,052
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.375%, 5/01/2047	10,000,000	10,029,212
Cox Communications, Inc., 3.5%, 8/15/2027 (n)	11,693,000	11,502,711
Cox Communications, Inc., 4.6%, 8/15/2047 (n)	3,670,000	3,521,863
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)	1,635,000	1,675,875
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	19,940,000	20,513,275
Sirius XM Radio, Inc., 5%, 8/01/2027 (n)	9,137,000	9,211,924
Time Warner Cable, Inc., 4.5%, 9/15/2042	7,034,000	6,274,090

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Cable TV - continued
Videotron Ltd., 5%, 7/15/2022	$13,220,000	$13,759,128

		$99,008,130
Chemicals - 1.2%
Air Liquide Finance Co., 2.25%, 9/27/2023 (n)	$11,552,000	$11,171,743
LyondellBasell Industries N.V., 6%, 11/15/2021	9,720,000	10,355,618
Sasol Chemicals (USA) LLC, 5.875%, 3/27/2024	15,584,000	16,537,342
Sherwin-Williams Co., 4.5%, 6/01/2047	11,884,000	11,787,937

		$49,852,640
Computer Software - 2.3%
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)	$27,891,000	$28,568,085
Microsoft Corp., 3.45%, 8/08/2036	20,000,000	19,880,285
Microsoft Corp., 4.1%, 2/06/2037	13,500,000	14,498,178
VeriSign, Inc., 4.625%, 5/01/2023	7,628,000	7,742,420
VeriSign, Inc., 4.75%, 7/15/2027	22,901,000	23,359,020

		$94,047,988
Computer Software - Systems - 1.3%
Apple, Inc., 3.2%, 5/11/2027	$31,231,000	$31,419,914
Apple, Inc., 4.5%, 2/23/2036	10,000,000	11,098,317
Apple, Inc., 3.85%, 8/04/2046	8,346,000	8,274,003
Apple, Inc., 4.25%, 2/09/2047	4,778,000	5,040,915

		$55,833,149
Conglomerates - 1.7%
Roper Technologies, Inc., 3%, 12/15/2020	$24,787,000	$24,819,473
Roper Technologies, Inc., 4.2%, 9/15/2028	12,199,000	12,556,111
United Technologies Corp., 4.125%, 11/16/2028	9,190,000	9,586,853
Wabtec Corp., 4.95%, 9/15/2028	16,536,000	17,038,728
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	6,283,000	6,458,740

		$70,459,905
Consumer Products - 0.4%
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)	$16,079,000	$15,527,512

Consumer Services - 2.1%
IHS Markit Ltd., 3.625%, 5/01/2024	$5,742,000	$5,760,374
IHS Markit Ltd., 4%, 3/01/2026 (n)	6,085,000	6,067,779
IHS Markit Ltd., 4.25%, 5/01/2029	8,611,000	8,596,620
Priceline Group, Inc., 3.65%, 3/15/2025	6,166,000	6,340,011
Priceline Group, Inc., 3.6%, 6/01/2026	18,768,000	19,180,704
Priceline Group, Inc., 3.55%, 3/15/2028	19,096,000	19,284,280
Visa, Inc., 4.15%, 12/14/2035	12,578,000	13,471,060

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Services - continued
Visa, Inc., 3.65%, 9/15/2047	$9,718,000	$9,575,158

		$88,275,986
Containers - 0.6%
Ball Corp., 4%, 11/15/2023	$11,867,000	$11,970,836
Ball Corp., 5.25%, 7/01/2025	10,370,000	10,979,238

		$22,950,074
Electrical Equipment - 0.8%
Arrow Electronics, Inc., 3.25%, 9/08/2024	$16,437,000	$16,088,045
Arrow Electronics, Inc., 3.875%, 1/12/2028	17,987,000	17,427,911

		$33,515,956
Electronics - 2.3%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027	$51,503,000	$49,146,748
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.5%, 1/15/2028	11,864,000	10,934,574
Broadcom, Inc., 4.25%, 4/15/2026 (n)	23,498,000	23,226,833
Tyco Electronics Group S.A., 3.5%, 2/03/2022	11,088,000	11,258,012

		$94,566,167
Emerging Market Quasi-Sovereign - 0.7%
Petrobras Global Finance B.V., 6.9%, 3/19/2049	$27,102,000	$27,068,122

Energy - Integrated - 0.8%
Eni S.p.A., 4.75%, 9/12/2028 (n)	$14,052,000	$14,698,419
Shell International Finance B.V., 3.75%, 9/12/2046	16,673,000	16,442,121

		$31,140,540
Entertainment - 0.5%
Royal Caribbean Cruises Ltd., 3.7%, 3/15/2028	$22,622,000	$21,905,857

Financial Institutions - 1.6%
AerCap Ireland Capital Ltd., 4.875%, 1/16/2024	$11,687,000	$12,274,506
AerCap Ireland Capital Ltd., 3.65%, 7/21/2027	29,033,000	27,614,828
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (z)	11,590,000	11,521,271
International Lease Finance Corp., 5.875%, 8/15/2022	13,000,000	14,005,185

		$65,415,790
Food & Beverages - 4.3%
Anheuser-Busch InBev Worldwide, Inc., 4.15%, 1/23/2025	$8,888,000	$9,282,159
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038	8,822,000	8,595,828
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049	10,639,000	11,816,503
Conagra Brands, Inc., 5.3%, 11/01/2038	7,254,000	7,470,388

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
Conagra Brands, Inc., 5.4%, 11/01/2048	$10,872,000	$11,305,452
Constellation Brands, Inc., 3.2%, 2/15/2023	17,602,000	17,695,211
Constellation Brands, Inc., 4.25%, 5/01/2023	37,599,000	39,302,741
Danone S.A., 2.077%, 11/02/2021 (n)	11,063,000	10,869,389
Danone S.A., 2.589%, 11/02/2023 (n)	23,885,000	23,461,570
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	17,787,000	18,809,752
JBS USA Lux S.A./JBS USA Finance, Inc., 6.5%, 4/15/2029 (n)	13,224,000	14,017,440
Tyson Foods, Inc., 4.5%, 6/15/2022	6,026,000	6,294,700

		$178,921,133
Forest & Paper Products - 0.1%
International Paper Co., 6%, 11/15/2041	$3,640,000	$4,077,691

Gaming & Lodging - 1.8%
GLP Capital LP/GLP Financing II, Inc., 5.75%, 6/01/2028	$24,600,000	$26,415,480
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	5,895,000	6,218,046
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026 (n)	8,944,000	9,156,420
Marriott International, Inc., 4%, 4/15/2028	33,912,000	34,550,026

		$76,339,972
Health Maintenance Organizations - 0.4%
Halfmoon Parent, Inc., 4.125%, 11/15/2025 (n)	$17,420,000	$18,005,733

Insurance - 0.5%
American International Group, Inc., 3.875%, 1/15/2035	$4,195,000	$3,886,336
American International Group, Inc., 4.7%, 7/10/2035	7,821,000	7,956,127
American International Group, Inc., 4.5%, 7/16/2044	10,351,000	10,107,871

		$21,950,334
Insurance - Health - 1.1%
Centene Corp., 5.375%, 6/01/2026 (n)	$23,615,000	$24,565,031
UnitedHealth Group, Inc., 4.625%, 7/15/2035	18,120,000	19,769,489

		$44,334,520
Insurance - Property & Casualty - 2.1%
Aon Corp., 3.75%, 5/02/2029	$25,796,000	$25,772,526
Berkshire Hathaway, Inc., 2.75%, 3/15/2023	6,920,000	6,938,590
Chubb INA Holdings, Inc., 2.875%, 11/03/2022	8,035,000	8,091,202
CNA Financial Corp., 5.875%, 8/15/2020	4,010,000	4,164,026
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	5,333,000	5,544,907
Marsh & McLennan Cos., Inc., 4.8%, 7/15/2021	8,500,000	8,829,774
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024	6,766,000	6,936,995
Marsh & McLennan Cos., Inc., 4.75%, 3/15/2039	13,978,000	15,184,833
Marsh & McLennan Cos., Inc., 4.35%, 1/30/2047	6,467,000	6,568,390

		$88,031,243

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Machinery & Tools - 0.6%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$9,230,000	$9,432,729
CNH Industrial Capital LLC, 3.85%, 11/15/2027	16,974,000	16,227,072

		$25,659,801
Major Banks - 15.5%
Bank of America Corp., 2.738% to 1/23/2021, FLR (LIBOR - 3mo. + 2.738%) to 1/23/2022	$45,281,000	$45,131,530
Bank of America Corp., 3.124% to 1/20/2022, FLR (LIBOR - 3mo. + 1.16%) to 1/20/2023	17,201,000	17,251,593
Bank of America Corp., 3.004%, 12/20/2023	1,782,000	1,774,726
Bank of America Corp., 4.125%, 1/22/2024	14,866,000	15,577,540
Bank of America Corp., 4.45%, 3/03/2026	4,537,000	4,763,199
Bank of America Corp., 3.5%, 4/19/2026	19,080,000	19,252,914
Bank of America Corp., 4.183%, 11/25/2027	25,000,000	25,562,269
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	15,825,000	15,540,351
Bank of America Corp., 3.97% to 3/5/2028, FLR (LIBOR - 3mo. + 1.07%) to 3/05/2029	7,314,000	7,478,073
Bank of America Corp., 6.1% to 3/17/2025, FLR (LIBOR - 3mo. + 3.898%) to 12/29/2049	18,007,000	19,312,508
Bank of America Corp., 5.875% to 3/15/2028, FLR (LIBOR - 3mo. + 2.931%) to 12/31/2059	22,420,000	23,148,650
Bank of New York Mellon Corp., 2.95%, 1/29/2023	52,612,000	52,817,054
Bank of New York Mellon Corp., 3.442%, 2/07/2028	23,523,000	23,775,799
HSBC Holdings PLC, 3.4%, 3/08/2021	13,677,000	13,815,907
HSBC Holdings PLC, 4.375%, 11/23/2026	10,488,000	10,784,252
JPMorgan Chase & Co., 2.295%, 8/15/2021	15,000,000	14,867,314
JPMorgan Chase & Co., 4.5%, 1/24/2022	26,589,000	27,738,429
JPMorgan Chase & Co., 3.25%, 9/23/2022	30,989,000	31,366,446
JPMorgan Chase & Co., 3.2%, 6/15/2026	9,000,000	8,942,732
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	35,000,000	35,589,792
JPMorgan Chase & Co., 3.54%, 5/01/2028	18,887,000	18,861,060
JPMorgan Chase & Co., 3.964% to 11/15/2047, FLR (LIBOR - 3mo. + 1.38%) to 11/15/2048	12,400,000	12,093,628
JPMorgan Chase & Co., 3.897% to 1/23/2048, FLR (LIBOR - 3mo. + 1.22%) to 1/23/2049	20,011,000	19,412,622
JPMorgan Chase & Co., 6.75% to 2/01/2024, FLR (LIBOR - 3mo. + 3.78%) to 1/29/2049	15,247,000	16,890,779
Morgan Stanley, 2.5%, 4/21/2021	5,620,000	5,589,464
Morgan Stanley, 5.5%, 7/28/2021	5,652,000	5,966,187
Morgan Stanley, 2.625%, 11/17/2021	32,200,000	32,069,436
Morgan Stanley, 3.125%, 1/23/2023	22,096,000	22,182,224

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Morgan Stanley, 4.431% to 1/23/2029, FLR (LIBOR - 3mo. + 1.63%) to 1/23/2030	$8,224,000	$8,705,072
Sumitomo Mitsui Financial Group, Inc., 3.102%, 1/17/2023	33,791,000	33,983,997
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	19,014,000	19,129,852
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	6,068,000	6,318,705
Wachovia Corp., 6.605%, 10/01/2025	7,936,000	9,169,283
Wells Fargo & Co., 3.75%, 1/24/2024	19,565,000	20,133,247

		$644,996,634
Medical & Health Technology & Services - 3.6%
Becton, Dickinson and Co., 3.734%, 12/15/2024	$1,460,000	$1,483,604
Becton, Dickinson and Co., 4.685%, 12/15/2044	9,974,000	10,212,235
Becton, Dickinson and Co., 4.669%, 6/06/2047	26,561,000	27,397,811
HCA, Inc., 4.75%, 5/01/2023	7,090,000	7,408,203
HCA, Inc., 5.25%, 6/15/2026	8,407,000	8,979,064
HCA, Inc., 5.875%, 2/01/2029	13,893,000	14,952,341
Laboratory Corp. of America Holdings, 3.25%, 9/01/2024	16,049,000	15,984,399
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025	4,792,000	4,799,767
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	8,278,000	8,058,861
Thermo Fisher Scientific, Inc., 3%, 4/15/2023	9,452,000	9,468,043
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	14,540,000	14,113,798
Thermo Fisher Scientific, Inc., 4.1%, 8/15/2047	27,051,000	26,691,003

		$149,549,129
Medical Equipment - 2.8%
Abbott Laboratories, 2.9%, 11/30/2021	$30,627,000	$30,770,997
Abbott Laboratories, 4.75%, 11/30/2036	21,877,000	24,350,355
Boston Scientific Corp., 3.75%, 3/01/2026	10,442,000	10,657,433
Medtronic, Inc., 3.5%, 3/15/2025	14,187,000	14,618,611
Teleflex, Inc., 4.625%, 11/15/2027	2,045,000	2,034,775
Zimmer Biomet Holdings, Inc., 3.55%, 4/01/2025	20,267,000	20,210,798
Zimmer Biomet Holdings, Inc., FLR, 3.375% (LIBOR - 3mo. + 0.75%), 3/19/2021	13,874,000	13,829,974

		$116,472,943
Metals & Mining - 1.8%
Glencore Funding LLC, 3%, 10/27/2022 (n)	$2,911,000	$2,879,614
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	11,974,000	12,232,040
Glencore Funding LLC, 4%, 3/27/2027 (n)	17,763,000	17,424,551
Glencore Funding LLC, 3.875%, 10/27/2027 (n)	10,188,000	9,815,893
Steel Dynamics, Inc., 5%, 12/15/2026	21,989,000	22,648,670
Vale Overseas Ltd., 6.875%, 11/21/2036	8,894,000	10,321,487

		$75,322,255

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - 3.9%
APT Pipelines Ltd., 4.25%, 7/15/2027 (n)	$5,122,000	$5,205,457
APT Pipelines Ltd., 5%, 3/23/2035 (n)	12,850,000	13,160,091
Dominion Gas Holdings LLC, 2.8%, 11/15/2020	7,949,000	7,957,935
MPLX LP, 4.5%, 4/15/2038	12,937,000	12,407,560
ONEOK, Inc., 4.95%, 7/13/2047	38,103,000	38,031,655
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023	10,865,000	11,720,537
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026	13,222,000	14,727,510
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	7,084,000	7,544,328
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	13,455,000	13,628,726
Tallgrass Energy LP, 4.75%, 10/01/2023 (n)	21,726,000	21,954,992
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029 (n)	16,488,000	17,807,040

		$164,145,831
Mortgage-Backed - 0.0%
Freddie Mac, 3.244%, 8/25/2027	$1,276,000	$1,305,162

Natural Gas - Distribution - 1.6%
NiSource Finance Corp., 3.85%, 2/15/2023	$10,894,000	$11,119,435
NiSource Finance Corp., 4.8%, 2/15/2044	4,239,000	4,492,131
NiSource, Inc., 5.65%, 2/01/2045	8,731,000	10,218,673
Sempra Energy, 3.25%, 6/15/2027	42,879,000	41,387,281

		$67,217,520
Network & Telecom - 0.9%
AT&T, Inc., 3.8%, 3/01/2024	$15,387,000	$15,861,654
AT&T, Inc., 4.5%, 5/15/2035	13,000,000	13,052,582
AT&T, Inc., 5.15%, 11/15/2046	4,012,000	4,206,217
AT&T, Inc., 5.65%, 2/15/2047	4,148,000	4,662,817

		$37,783,270
Oils - 2.0%
Marathon Petroleum Corp., 3.4%, 12/15/2020	$11,333,000	$11,423,654
Marathon Petroleum Corp., 4.75%, 9/15/2044	16,090,000	16,158,719
Marathon Petroleum Corp., 4.5%, 4/01/2048 (n)	17,824,000	17,148,529
Valero Energy Corp., 3.4%, 9/15/2026	20,305,000	19,987,698
Valero Energy Corp., 4.9%, 3/15/2045	17,086,000	17,952,073

		$82,670,673
Other Banks & Diversified Financials - 1.7%
Capital One Financial Corp., 3.75%, 4/24/2024	$5,016,000	$5,123,396
Capital One Financial Corp., 3.3%, 10/30/2024	36,018,000	35,975,964
Discover Bank, 7%, 4/15/2020	17,724,000	18,392,752
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)	6,746,000	6,890,839

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Macquarie Bank Ltd. of London, 6.125%, 12/31/2165 (n)	$4,524,000	$4,314,765

		$70,697,716
Pharmaceuticals - 1.0%
Bayer U.S. Finance LLC, 3.875%, 12/15/2023 (n)	$11,111,000	$11,206,159
Elanco Animal Health, Inc., 4.9%, 8/28/2028 (n)	30,037,000	31,825,982

		$43,032,141
Pollution Control - 0.7%
Republic Services, Inc., 5.25%, 11/15/2021	$6,200,000	$6,567,599
Republic Services, Inc., 3.95%, 5/15/2028	22,233,000	23,212,714

		$29,780,313
Precious Metals & Minerals - 0.5%
Teck Resources Ltd., 6%, 8/15/2040	$4,507,000	$4,773,648
Teck Resources Ltd., 6.25%, 7/15/2041	13,526,000	14,599,827

		$19,373,475
Railroad & Shipping - 0.1%
Canadian Pacific Railway Co., 4.5%, 1/15/2022	$4,058,000	$4,205,713

Retailers - 1.5%
Best Buy Co., Inc., 5.5%, 3/15/2021	$17,673,000	$18,353,320
Dollar General Corp., 4.15%, 11/01/2025	5,508,000	5,744,148
Dollar Tree, Inc., 4%, 5/15/2025	15,955,000	16,271,356
Dollar Tree, Inc., 4.2%, 5/15/2028	6,949,000	6,998,198
Home Depot, Inc., 3%, 4/01/2026	7,218,000	7,250,892
Home Depot, Inc., 4.875%, 2/15/2044	8,313,000	9,505,141

		$64,123,055
Specialty Chemicals - 0.1%
Ecolab, Inc., 4.35%, 12/08/2021	$3,263,000	$3,393,744

Telecommunications - Wireless - 3.9%
American Tower Corp., REIT, 4.7%, 3/15/2022	$7,973,000	$8,395,993
American Tower Corp., REIT, 3.5%, 1/31/2023	3,999,000	4,060,495
American Tower Corp., REIT, 3%, 6/15/2023	19,876,000	19,821,130
American Tower Corp., REIT, 4%, 6/01/2025	12,172,000	12,576,708
American Tower Corp., REIT, 3.6%, 1/15/2028	21,944,000	21,639,033
Crown Castle International Corp., 5.25%, 1/15/2023	4,570,000	4,906,490
Crown Castle International Corp., 3.15%, 7/15/2023	16,889,000	16,901,068
Crown Castle International Corp., 4.45%, 2/15/2026	15,364,000	16,102,585
Crown Castle International Corp., 4%, 3/01/2027	9,286,000	9,431,522
Crown Castle International Corp., 3.65%, 9/01/2027	8,862,000	8,780,589

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
SBA Tower Trust, 2.898%, 10/15/2044 (n)	$9,621,000	$9,611,383
T-Mobile USA, Inc., 6%, 4/15/2024	21,678,000	22,572,218
T-Mobile USA, Inc., 4.75%, 2/01/2028	9,336,000	9,417,690

		$164,216,904
Tobacco - 0.8%
Altria Group, Inc., 4.4%, 2/14/2026	$7,069,000	$7,301,522
Altria Group, Inc., 4.8%, 2/14/2029	17,951,000	18,653,073
Reynolds American, Inc., 3.25%, 6/12/2020	1,586,000	1,591,863
Reynolds American, Inc., 4%, 6/12/2022	5,408,000	5,532,840

		$33,079,298
Transportation - Services - 0.1%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$4,480,000	$5,846,621

U.S. Treasury Obligations - 4.5%
U.S. Treasury Bonds, 3.5%, 2/15/2039	$96,847,000	$107,867,129
U.S. Treasury Bonds, 3%, 2/15/2048	77,677,400	78,551,271

		$186,418,400
Utilities - Electric Power - 5.2%
Berkshire Hathaway Energy, 4.5%, 2/01/2045	$5,432,000	$5,744,695
Duke Energy Corp., 3.75%, 9/01/2046	11,123,000	10,349,987
Duke Energy Progress LLC, 3.45%, 3/15/2029	11,143,000	11,393,560
EDP Finance B.V., 5.25%, 1/14/2021 (n)	4,828,000	4,979,604
EDP Finance B.V., 3.625%, 7/15/2024 (n)	10,744,000	10,758,300
Enel Finance International N.V., 2.75%, 4/06/2023 (n)	34,129,000	33,223,163
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	8,585,000	8,269,180
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	9,461,000	9,327,773
Eversource Energy, 2.9%, 10/01/2024	18,060,000	17,915,736
Exelon Corp., 3.497%, 6/01/2022	17,819,000	18,069,201
FirstEnergy Corp., 3.9%, 7/15/2027	9,834,000	9,969,074
NextEra Energy Capital Holdings, Inc., 3.15%, 4/01/2024	11,886,000	11,930,598
NextEra Energy Capital Holdings, Inc., 3.55%, 5/01/2027	20,319,000	20,572,470
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	12,862,000	12,636,915
PPL Capital Funding, Inc., 5%, 3/15/2044	3,193,000	3,421,214
Public Service Enterprise Group, 2%, 11/15/2021	20,489,000	20,063,788
Southern Co., 2.95%, 7/01/2023	6,880,000	6,871,304

		$215,496,562
Total Bonds (Identified Cost, $3,969,575,219)		$4,036,135,157

20

Portfolio of Investments – continued

Investment Companies (h) - 2.8%

Issuer	Shares/Par	Value ($)
Money Market Funds - 2.8%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $117,118,230)	117,124,607	$117,124,607

Other Assets, Less Liabilities - 0.4%		18,045,448
Net Assets - 100.0%		$4,171,305,212

(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $117,124,607 and $4,036,135,157, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $683,882,477, representing 16.4% of net assets.

(q)	Interest received was less than stated coupon rate.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026	4/11/19	$11,535,224	$11,521,271
Bayview Financial Revolving Mortgage Loan Trust, FLR, 4.079% (LIBOR - 1mo. + 1.6%), 12/28/2040	3/01/06	843,893	795,021
Total Restricted Securities			$12,316,292
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

See Notes to Financial Statements

21

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $3,969,575,219)	$4,036,135,157
Investments in affiliated issuers, at value (identified cost, $117,118,230)	117,124,607
Receivables for
Investments sold	3,620,090
Fund shares sold	10,389,503
Interest	40,262,557
Other assets	10,434
Total assets	$4,207,542,348

Liabilities
Payables for
Distributions	$792,991
Investments purchased	25,772,526
Fund shares reacquired	7,921,300
Payable to affiliates
Investment adviser	88,231
Shareholder servicing costs	1,270,809
Distribution and service fees	35,961
Payable for independent Trustees’ compensation	5,047
Accrued expenses and other liabilities	350,271
Total liabilities	$36,237,136
Net assets	$4,171,305,212

Net assets consist of
Paid-in capital	$4,169,030,690
Total distributable earnings (loss)	2,274,522
Net assets	$4,171,305,212
Shares of beneficial interest outstanding	299,606,511

22

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,654,534,209	118,766,437	$13.93
Class B	33,982,772	2,444,363	13.90
Class C	143,871,770	10,359,478	13.89
Class I	1,021,313,243	73,379,590	13.92
Class R1	6,187,281	445,180	13.90
Class R2	38,593,409	2,769,987	13.93
Class R3	163,142,400	11,710,601	13.93
Class R4	75,519,028	5,419,688	13.93
Class R6	1,034,161,100	74,311,187	13.92

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.55 [100 / 95.75 x $13.93]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

23

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$166,393,851
Dividends from affiliated issuers	2,057,228
Other	126,011
Total investment income	$168,577,090
Expenses
Management fee	$16,369,705
Distribution and service fees	6,655,091
Shareholder servicing costs	3,872,805
Administrative services fee	586,377
Independent Trustees’ compensation	66,031
Custodian fee	190,244
Shareholder communications	502,002
Audit and tax fees	75,889
Legal fees	37,594
Miscellaneous	353,495
Total expenses	$28,709,233
Fees paid indirectly	(8,257)
Reduction of expenses by investment adviser and distributor	(469,982)
Net expenses	$28,230,994
Net investment income (loss)	$140,346,096

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(47,310,451)
Affiliated issuers	(4,435)
Net realized gain (loss)	$(47,314,886)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$159,819,467
Affiliated issuers	(3,282)
Net unrealized gain (loss)	$159,816,185
Net realized and unrealized gain (loss)	$112,501,299
Change in net assets from operations	$252,847,395

See Notes to Financial Statements

24

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	4/30/19	4/30/18
Change in net assets

From operations
Net investment income (loss)	$140,346,096	$146,498,932
Net realized gain (loss)	(47,314,886)	22,370,348
Net unrealized gain (loss)	159,816,185	(178,790,288)
Change in net assets from operations	$252,847,395	$(9,921,008)
Total distributions to shareholders (a)	$(142,404,906)	$(149,082,041)
Change in net assets from fund share transactions	$(934,416,559)	$901,620,983
Total change in net assets	$(823,974,070)	$742,617,934

Net assets
At beginning of period	4,995,279,282	4,252,661,348
At end of period (b)	$4,171,305,212	$4,995,279,282

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended April 30, 2018, distributions from net investment income were $149,082,041.

(b)

Parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. For the year ended April 30, 2018, end of period net assets included accumulated distributions in excess of net investment income of $2,736,690.

See Notes to Financial Statements

25

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$13.52	$13.92	$13.99		$14.11	$14.02

Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.41	$0.42	(c)	$0.44	$0.46
Net realized and unrealized gain (loss)	0.41	(0.39)	(0.04)		(0.06)	0.13
Total from investment operations	$0.84	$0.02	$0.38		$0.38	$0.59

Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.42)	$(0.45)		$(0.46)	$(0.50)
From net realized gain	—	—	—		(0.04)	—
Total distributions declared to shareholders	$(0.43)	$(0.42)	$(0.45)		$(0.50)	$(0.50)
Net asset value, end of period (x)	$13.93	$13.52	$13.92		$13.99	$14.11
Total return (%) (r)(s)(t)(x)	6.39	0.08	2.73	(c)	2.83	4.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.80	0.81	(c)	0.83	0.83
Expenses after expense reductions (f)	0.78	0.79	0.80	(c)	0.82	0.82
Net investment income (loss)	3.16	2.95	3.04	(c)	3.24	3.26
Portfolio turnover	38	38	28		30	29
Net assets at end of period (000 omitted)	$1,654,534	$1,648,508	$1,597,201		$1,709,595	$1,572,022

See Notes to Financial Statements

26

Financial Highlights – continued

Class B	Year ended
	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$13.50	$13.89	$13.96		$14.08	$13.99

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.31	$0.32	(c)	$0.34	$0.35
Net realized and unrealized gain (loss)	0.41	(0.39)	(0.05)		(0.06)	0.13
Total from investment operations	$0.73	$(0.08)	$0.27		$0.28	$0.48

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.31)	$(0.34)		$(0.36)	$(0.39)
From net realized gain	—	—	—		(0.04)	—
Total distributions declared to shareholders	$(0.33)	$(0.31)	$(0.34)		$(0.40)	$(0.39)
Net asset value, end of period (x)	$13.90	$13.50	$13.89		$13.96	$14.08
Total return (%) (r)(s)(t)(x)	5.53	(0.60)	1.96	(c)	2.06	3.49

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.55	1.56	(c)	1.58	1.58
Expenses after expense reductions (f)	1.53	1.54	1.55	(c)	1.57	1.57
Net investment income (loss)	2.41	2.20	2.30	(c)	2.50	2.52
Portfolio turnover	38	38	28		30	29
Net assets at end of period (000 omitted)	$33,983	$47,698	$61,123		$72,298	$80,296

Class C	Year ended
	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$13.48	$13.88	$13.94		$14.06	$13.97

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.31	$0.32	(c)	$0.34	$0.35
Net realized and unrealized gain (loss)	0.42	(0.40)	(0.04)		(0.06)	0.13
Total from investment operations	$0.74	$(0.09)	$0.28		$0.28	$0.48

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.31)	$(0.34)		$(0.36)	$(0.39)
From net realized gain	—	—	—		(0.04)	—
Total distributions declared to shareholders	$(0.33)	$(0.31)	$(0.34)		$(0.40)	$(0.39)
Net asset value, end of period (x)	$13.89	$13.48	$13.88		$13.94	$14.06
Total return (%) (r)(s)(t)(x)	5.61	(0.67)	2.04	(c)	2.06	3.50

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.55	1.56	(c)	1.58	1.58
Expenses after expense reductions (f)	1.53	1.54	1.56	(c)	1.57	1.57
Net investment income (loss)	2.41	2.20	2.30	(c)	2.50	2.52
Portfolio turnover	38	38	28		30	29
Net assets at end of period (000 omitted)	$143,872	$182,315	$242,889		$264,424	$271,920

See Notes to Financial Statements

27

Financial Highlights – continued

Class I	Year ended
	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$13.51	$13.91	$13.98		$14.11	$14.01

Income (loss) from investment operations
Net investment income (loss) (d)	$0.46	$0.45	$0.45	(c)	$0.47	$0.49
Net realized and unrealized gain (loss)	0.42	(0.40)	(0.04)		(0.06)	0.14
Total from investment operations	$0.88	$0.05	$0.41		$0.41	$0.63

Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.45)	$(0.48)		$(0.50)	$(0.53)
From net realized gain	—	—	—		(0.04)	—
Total distributions declared to shareholders	$(0.47)	$(0.45)	$(0.48)		$(0.54)	$(0.53)
Net asset value, end of period (x)	$13.92	$13.51	$13.91		$13.98	$14.11
Total return (%) (r)(s)(t)(x)	6.66	0.33	2.99	(c)	3.01	4.60

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.55	0.56	(c)	0.57	0.58
Expenses after expense reductions (f)	0.53	0.54	0.56	(c)	0.57	0.57
Net investment income (loss)	3.40	3.19	3.25	(c)	3.48	3.50
Portfolio turnover	38	38	28		30	29
Net assets at end of period (000 omitted)	$1,021,313	$1,781,450	$2,005,193		$720,809	$553,364

Class R1	Year ended
	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$13.49	$13.89	$13.95		$14.07	$13.98

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.31	$0.32	(c)	$0.34	$0.36
Net realized and unrealized gain (loss)	0.42	(0.40)	(0.04)		(0.06)	0.12
Total from investment operations	$0.74	$(0.09)	$0.28		$0.28	$0.48

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.31)	$(0.34)		$(0.36)	$(0.39)
From net realized gain	—	—	—		(0.04)	—
Total distributions declared to shareholders	$(0.33)	$(0.31)	$(0.34)		$(0.40)	$(0.39)
Net asset value, end of period (x)	$13.90	$13.49	$13.89		$13.95	$14.07
Total return (%) (r)(s)(t)(x)	5.60	(0.67)	2.04	(c)	2.06	3.49

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.55	1.56	(c)	1.58	1.58
Expenses after expense reductions (f)	1.53	1.54	1.56	(c)	1.57	1.57
Net investment income (loss)	2.41	2.20	2.30	(c)	2.50	2.53
Portfolio turnover	38	38	28		30	29
Net assets at end of period (000 omitted)	$6,187	$6,101	$6,780		$7,145	$7,978

See Notes to Financial Statements

28

Financial Highlights – continued

Class R2	Year ended
	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$13.53	$13.92	$13.99		$14.11	$14.02

Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.38	$0.39	(c)	$0.41	$0.42
Net realized and unrealized gain (loss)	0.41	(0.39)	(0.05)		(0.06)	0.13
Total from investment operations	$0.80	$(0.01)	$0.34		$0.35	$0.55

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.38)	$(0.41)		$(0.43)	$(0.46)
From net realized gain	—	—	—		(0.04)	—
Total distributions declared to shareholders	$(0.40)	$(0.38)	$(0.41)		$(0.47)	$(0.46)
Net asset value, end of period (x)	$13.93	$13.53	$13.92		$13.99	$14.11
Total return (%) (r)(s)(t)(x)	6.05	(0.09)	2.47	(c)	2.58	4.01

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.05	1.06	(c)	1.08	1.08
Expenses after expense reductions (f)	1.03	1.04	1.05	(c)	1.07	1.07
Net investment income (loss)	2.91	2.70	2.79	(c)	3.00	3.01
Portfolio turnover	38	38	28		30	29
Net assets at end of period (000 omitted)	$38,593	$43,827	$49,948		$58,938	$74,307

Class R3	Year ended
	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$13.52	$13.92	$13.99		$14.11	$14.02

Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.41	$0.43	(c)	$0.44	$0.46
Net realized and unrealized gain (loss)	0.41	(0.39)	(0.05)		(0.06)	0.13
Total from investment operations	$0.84	$0.02	$0.38		$0.38	$0.59

Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.42)	$(0.45)		$(0.46)	$(0.50)
From net realized gain	—	—	—		(0.04)	—
Total distributions declared to shareholders	$(0.43)	$(0.42)	$(0.45)		$(0.50)	$(0.50)
Net asset value, end of period (x)	$13.93	$13.52	$13.92		$13.99	$14.11
Total return (%) (r)(s)(t)(x)	6.39	0.08	2.73	(c)	2.83	4.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.81	0.81	(c)	0.83	0.83
Expenses after expense reductions (f)	0.78	0.80	0.80	(c)	0.82	0.82
Net investment income (loss)	3.16	2.95	3.04	(c)	3.24	3.26
Portfolio turnover	38	38	28		30	29
Net assets at end of period (000 omitted)	$163,142	$167,404	$61,292		$65,655	$69,696

See Notes to Financial Statements

29

Financial Highlights – continued

Class R4	Year ended
	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$13.53	$13.93	$13.99		$14.11	$14.02

Income (loss) from investment operations
Net investment income (loss) (d)	$0.46	$0.45	$0.46	(c)	$0.48	$0.49
Net realized and unrealized gain (loss)	0.41	(0.40)	(0.04)		(0.06)	0.14
Total from investment operations	$0.87	$0.05	$0.42		$0.42	$0.63

Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.45)	$(0.48)		$(0.50)	$(0.54)
From net realized gain	—	—	—		(0.04)	—
Total distributions declared to shareholders	$(0.47)	$(0.45)	$(0.48)		$(0.54)	$(0.54)
Net asset value, end of period (x)	$13.93	$13.53	$13.93		$13.99	$14.11
Total return (%) (r)(s)(t)(x)	6.57	0.33	3.06	(c)	3.09	4.53

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.55	0.56	(c)	0.58	0.58
Expenses after expense reductions (f)	0.53	0.54	0.56	(c)	0.57	0.57
Net investment income (loss)	3.41	3.19	3.29	(c)	3.49	3.51
Portfolio turnover	38	38	28		30	29
Net assets at end of period (000 omitted)	$75,519	$74,027	$169,661		$148,266	$150,116

Class R6	Year ended
	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$13.51	$13.91	$13.98		$14.10	$14.01

Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.46	$0.47	(c)	$0.49	$0.51
Net realized and unrealized gain (loss)	0.42	(0.39)	(0.04)		(0.06)	0.13
Total from investment operations	$0.89	$0.07	$0.43		$0.43	$0.64

Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.47)	$(0.50)		$(0.51)	$(0.55)
From net realized gain	—	—	—		(0.04)	—
Total distributions declared to shareholders	$(0.48)	$(0.47)	$(0.50)		$(0.55)	$(0.55)
Net asset value, end of period (x)	$13.92	$13.51	$13.91		$13.98	$14.10
Total return (%) (r)(s)(t)(x)	6.76	0.43	3.09	(c)	3.20	4.64

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.44	0.45	0.46	(c)	0.46	0.47
Expenses after expense reductions (f)	0.43	0.44	0.45	(c)	0.45	0.46
Net investment income (loss)	3.51	3.27	3.39	(c)	3.57	3.61
Portfolio turnover	38	38	28		30	29
Net assets at end of period (000 omitted)	$1,034,161	$1,043,950	$58,575		$44,475	$26,041
See Notes to Financial Statements

30

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

31

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Corporate Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is

32

Notes to Financial Statements – continued

subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of

33

Notes to Financial Statements – continued

input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$186,418,400	$—	$186,418,400
Non-U.S. Sovereign Debt	—	27,068,122	—	27,068,122
U.S. Corporate Bonds	—	3,325,091,813	—	3,325,091,813
Residential Mortgage-Backed Securities	—	1,305,162	—	1,305,162
Commercial Mortgage-Backed Securities	—	1,400,455	—	1,400,455
Asset-Backed Securities (including CDOs)	—	795,021	—	795,021
Foreign Bonds	—	494,056,184	—	494,056,184
Mutual Funds	117,124,607	—	—	117,124,607
Total	$117,124,607	$4,036,135,157	$—	$4,153,259,764

For further information regarding security characteristics, see the Portfolio of Investments.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis

34

Notes to Financial Statements – continued

as income in the accompanying financial statements. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 4/30/19	Year ended 4/30/18
Ordinary income (including any short-term capital gains)	$142,404,906	$149,082,041

35

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/19

Cost of investments	$4,095,805,284
Gross appreciation	87,250,988

Gross depreciation	(29,796,508)
Net unrealized appreciation (depreciation)	$57,454,480

Undistributed ordinary income	10,154,618
Capital loss carryforwards	(53,791,937)
Other temporary differences	(11,542,639)

As of April 30, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(24,047,658)
Long-Term	(29,744,279)
Total	$(53,791,937)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 4/30/19	Year ended 4/30/18
Class A	$51,706,427	$49,883,497
Class B	981,120	1,254,388
Class C	3,880,305	5,088,946
Class I	40,528,619	58,881,872
Class R1	145,590	144,844
Class R2	1,187,320	1,339,112
Class R3	5,106,591	2,944,142
Class R4	2,573,407	4,491,711
Class R6	36,295,527	25,053,529
Total	$142,404,906	$149,082,041

36

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period May 1, 2018 through July 31, 2018, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1.1 billion	0.39%
In excess of $1.1 billion	0.38%

Effective August 1, 2018, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average net assets:

Up to $1.1 billion	0.39%
In excess of $1.1 billion and up to $5 billion	0.38%
In excess of $5 billion and up to $10 billion	0.35%
In excess of $10 billion	0.34%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2019, this management fee reduction amounted to $419,436, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2019 was equivalent to an annual effective rate of 0.37% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $110,869 for the year ended April 30, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$4,020,592
Class B	0.75%	0.25%	1.00%	1.00%	399,551
Class C	0.75%	0.25%	1.00%	1.00%	1,578,185
Class R1	0.75%	0.25%	1.00%	1.00%	58,988
Class R2	0.25%	0.25%	0.50%	0.50%	200,508
Class R3	—	0.25%	0.25%	0.25%	397,267
Total Distribution and Service Fees					$6,655,091

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The

37

Notes to Financial Statements – continued

distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2019, this rebate amounted to $49,822, $284, $380, $45, and $15 for Class A, Class B, Class C, Class R2, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2019, were as follows:

Amount
Class A	$88,736
Class B	39,434
Class C	9,958

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2019, the fee was $324,479, which equated to 0.0076% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,548,326.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2019 was equivalent to an annual effective rate of 0.0137% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent

38

Notes to Financial Statements – continued

Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $2,240 and the Retirement Deferral plan, which terminated on December 31, 2018, resulted in a net decrease in expense of $67. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended April 30, 2019. The liability for deferred retirement benefits payable to those former independent Trustees under the DB Plan amounted to $5,036 at April 30, 2019, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended April 30, 2019, the fee paid by the fund under this agreement was $7,716 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended April 30, 2019, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$474,622,454	$392,044,770
Non-U.S. Government securities	$1,117,604,442	$2,005,755,410

39

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/19		Year ended 4/30/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	25,853,146	$348,530,862	36,625,637	$511,901,113
Class B	88,851	1,191,055	207,453	2,896,532
Class C	897,088	12,036,718	1,971,926	27,537,501
Class I	33,002,893	444,618,807	75,710,906	1,060,423,077
Class R1	89,218	1,199,941	161,297	2,241,256
Class R2	565,221	7,624,292	721,719	10,129,272
Class R3	2,302,943	31,094,828	10,032,176	140,649,290
Class R4	1,417,715	19,127,329	2,216,023	31,085,126
Class R6	18,292,619	246,564,409	80,212,626	1,121,933,287
	82,509,694	$1,111,988,241	207,859,763	$2,908,796,454

Shares issued to shareholders in reinvestment of distributions
Class A	3,682,157	$49,693,000	3,408,878	$47,647,180
Class B	70,482	948,450	86,259	1,204,212
Class C	260,312	3,500,905	328,276	4,577,246
Class I	2,294,138	30,921,579	2,793,122	39,023,021
Class R1	10,801	145,443	10,372	144,713
Class R2	83,498	1,126,564	90,607	1,267,468
Class R3	377,976	5,100,888	211,711	2,939,390
Class R4	151,727	2,047,938	273,160	3,836,638
Class R6	2,642,681	35,623,999	1,762,527	24,544,835
	9,573,772	$129,108,766	8,964,912	$125,184,703

Shares reacquired
Class A	(32,662,767)	$(439,200,710)	(32,849,699)	$(459,223,762)
Class B	(1,249,163)	(16,755,978)	(1,158,512)	(16,148,945)
Class C	(4,320,379)	(57,840,190)	(6,277,077)	(86,845,430)
Class I	(93,741,391)	(1,257,981,691)	(90,796,610)	(1,266,384,743)
Class R1	(107,023)	(1,436,196)	(207,591)	(2,897,793)
Class R2	(1,119,043)	(15,049,927)	(1,158,949)	(16,241,466)
Class R3	(3,348,239)	(44,949,211)	(2,268,040)	(31,601,997)
Class R4	(1,622,111)	(21,695,682)	(9,199,421)	(129,134,085)
Class R6	(23,896,236)	(320,603,981)	(8,913,161)	(123,881,953)
	(162,066,352)	$(2,175,513,566)	(152,829,060)	$(2,132,360,174)

40

Notes to Financial Statements – continued

	Year ended 4/30/19		Year ended 4/30/18

	Shares	Amount	Shares	Amount
Net change
Class A	(3,127,464)	$(40,976,848)	7,184,816	$100,324,531
Class B	(1,089,830)	(14,616,473)	(864,800)	(12,048,201)
Class C	(3,162,979)	(42,302,567)	(3,976,875)	(54,730,683)
Class I	(58,444,360)	(782,441,305)	(12,292,582)	(166,938,645)
Class R1	(7,004)	(90,812)	(35,922)	(511,824)
Class R2	(470,324)	(6,299,071)	(346,623)	(4,844,726)
Class R3	(667,320)	(8,753,495)	7,975,847	111,986,683
Class R4	(52,669)	(520,415)	(6,710,238)	(94,212,321)
Class R6	(2,960,936)	(38,415,573)	73,061,992	1,022,596,169
	(69,982,886)	$(934,416,559)	63,995,615	$901,620,983

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended April 30, 2019, the fund’s commitment fee and interest expense were $25,359 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$239,540,044	$1,341,640,118	$1,464,047,838	$(4,435)	$(3,282)	$117,124,607

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$2,057,228	$—

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Corporate Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Corporate Bond Fund (the “Fund”), including the portfolio of investments, as of April 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by

42

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

43

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 75)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

48

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Alexander Mackey Robert Persons

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020.

50

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

April 30, 2019

     MFS® Limited Maturity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MQL-ANN

MFS® Limited Maturity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as

Brexit. Those concerns dissipated in the early months of 2019 due to the more dovish posture of the U.S. Federal Reserve and other global central banks, reported progress toward a trade pact between the United States and China, and action against a no-deal Brexit by the British Parliament. However, a last-minute breakdown in negotiations between the U.S. and China derailed the market’s momentum and increased concerns over the future pace of global growth. Compounding Brexit uncertainty was the resignation of British Prime Minister Theresa May, potentially ushering in a harder form of Brexit than she had advocated. U.S. equities have continued to outperform their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2018, which contributed to the continuation of relatively healthy levels of U.S. economic output against a backdrop of slower global growth. Inflation remains largely subdued globally, which is encouraging for asset markets. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging environment for global trade has hindered manufacturing in most regions.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

June 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	48.4%
U.S. Treasury Securities	12.8%
Collateralized Debt Obligations	11.4%
Asset-Backed Securities	11.4%
Commercial Mortgage-Backed Securities	6.4%
Emerging Markets Bonds	2.9%
Non-U.S. Government Bonds	1.5%
Residential Mortgage-Backed Securities	1.4%
Mortgage-Backed Securities	0.6%
Municipal Bonds	0.6%
U.S. Government Agencies	0.3%
High Yield Corporates (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	10.1%
AA	16.0%
A	24.6%
BBB	29.2%
BB (o)	0.0%
B (o)	0.0%
CCC (o)	0.0%
CC	0.1%
D	0.2%
U.S. Government	12.8%
Federal Agencies	0.9%
Not Rated	3.8%
Cash & Cash Equivalents	2.3%

Portfolio facts (i)
Average Duration (d)	1.6
Average Effective Maturity (m)	2.5 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of April 30, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2019, Class A shares of the MFS Limited Maturity Fund (fund) provided a total return of 3.43%, at net asset value. This compares with a return of 3.37% for the fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.

Market Environment

Led by weakness in China and Europe, the global economy decelerated during the reporting period as business and investor sentiment was undermined by growing trade frictions. Additionally, tighter financial conditions contributed to an uptick in market volatility late in 2018. Equity valuations fell and credit spreads widened, fueled in part by concerns that the US Federal Reserve would over-tighten policy, choking off the nearly decade-long US economic expansion.

However, the Fed reversed course in January due to slowing global growth, rising trade tensions, abating inflationary pressures and increasing market volatility, and signaled that its policy was on hold. Additionally, the Fed announced that it would maintain a larger balance sheet than it had previously indicated. These dovish shifts helped equity valuations rebound, reduced volatility and narrowed credit spreads. In early 2019, central banks globally tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank (ECB) acknowledging that it may not be able to hike rates in the fall of 2019, as it had earlier projected. The ECB also extended a refinancing facility for eurozone banks.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved at the end of the period as the Fed adopted its more dovish posture and hopes grew for a trade deal between the US and China, although idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, the lack of consensus in the United Kingdom on the best path toward Brexit, a fractious Eurosceptic Italian coalition government and large-scale protests in France over stagnant wages were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets were nervous about the less-market-friendly approach of Mexico’s new president Andrés Manuel López Obrador. For much of the period, the contentious US–China trade relationship was a drag on global sentiment. Signs of progress toward a resolution helped steady markets late in the period while China’s economy showed signs of stabilizing.

Factors Affecting Performance

Relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index, the fund’s out-of-benchmark exposure to both collateralized mortgage obligations (CMO) and asset-backed securities (ABS) aided performance. A greater allocation to the

4

Management Review – continued

financial institutions sector and a lesser exposure to the treasury sector, further contributed to relative performance. Favorable security selection within both “BBB” and “A” rated (r) securities also benefited relative results.

Conversely, the fund’s average shorter duration (d) stance hurt relative performance as interest rates fell during the reporting period. Relative to the benchmark, the fund’s positioning along the yield curve (y), notably a lesser exposure to bonds with 2-year maturities, also hurt performance.

Respectfully,

Portfolio Manager(s)
Philipp Burgener and Alexander Mackey

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/26/92	3.43%	1.24%	2.32%	N/A
B	9/07/93	2.83%	0.51%	1.57%	N/A
C	7/01/94	2.73%	0.41%	1.47%	N/A
I	1/02/97	3.59%	1.39%	2.45%	N/A
R1	4/01/05	2.55%	0.38%	1.45%	N/A
R2	10/31/03	3.34%	0.98%	2.06%	N/A
R3	4/01/05	3.32%	1.17%	2.23%	N/A
R4	4/01/05	4.28%	1.49%	2.52%	N/A
R6	9/04/12	3.82%	1.50%	N/A	1.43%
529A	7/31/02	3.55%	1.18%	2.26%	N/A
529B	7/31/02	2.59%	0.41%	1.50%	N/A
529C	7/31/02	2.68%	0.33%	1.41%	N/A

Comparative benchmark(s)
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index (f)		3.37%	1.24%	1.55%	N/A

Average annual with sales charge
A With Initial Sales Charge (2.50%)		0.84%	0.72%	2.06%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.17)%	0.12%	1.57%	N/A
C With CDSC (1% for 12 months) (v)		1.73%	0.41%	1.47%	N/A
529A With Initial Sales Charge (2.50%)		0.96%	0.67%	2.00%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		(1.41)%	0.02%	1.50%	N/A
529C With CDSC (1% for 12 months) (v)		1.68%	0.33%	1.41%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index – a market capitalization-weighted index that measures the performance of the short-term (1 to 3 years) investment-grade corporate and U.S. government bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2018 through April 30, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/18	Ending Account Value 4/30/19	Expenses Paid During Period (p) 11/01/18-4/30/19
A	Actual	0.70%	$1,000.00	$1,026.57	$3.52
	Hypothetical (h)	0.70%	$1,000.00	$1,021.32	$3.51
B	Actual	1.45%	$1,000.00	$1,022.76	$7.27
	Hypothetical (h)	1.45%	$1,000.00	$1,017.60	$7.25
C	Actual	1.55%	$1,000.00	$1,022.23	$7.77
	Hypothetical (h)	1.55%	$1,000.00	$1,017.11	$7.75
I	Actual	0.55%	$1,000.00	$1,025.66	$2.76
	Hypothetical (h)	0.55%	$1,000.00	$1,022.07	$2.76
R1	Actual	1.55%	$1,000.00	$1,020.53	$7.77
	Hypothetical (h)	1.55%	$1,000.00	$1,017.11	$7.75
R2	Actual	0.95%	$1,000.00	$1,025.24	$4.77
	Hypothetical (h)	0.95%	$1,000.00	$1,020.08	$4.76
R3	Actual	0.80%	$1,000.00	$1,024.31	$4.02
	Hypothetical (h)	0.80%	$1,000.00	$1,020.83	$4.01
R4	Actual	0.55%	$1,000.00	$1,025.52	$2.76
	Hypothetical (h)	0.55%	$1,000.00	$1,022.07	$2.76
R6	Actual	0.49%	$1,000.00	$1,027.63	$2.46
	Hypothetical (h)	0.49%	$1,000.00	$1,022.36	$2.46
529A	Actual	0.74%	$1,000.00	$1,026.32	$3.72
	Hypothetical (h)	0.74%	$1,000.00	$1,021.12	$3.71
529B	Actual	1.49%	$1,000.00	$1,022.45	$7.47
	Hypothetical (h)	1.49%	$1,000.00	$1,017.41	$7.45
529C	Actual	1.59%	$1,000.00	$1,022.01	$7.97
	Hypothetical (h)	1.59%	$1,000.00	$1,016.91	$7.95

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A, Class 529B, and Class 529C shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

4/30/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 97.2%

Issuer	Shares/Par	Value ($)
Asset-Backed & Securitized - 30.5%
A Voce CLO Ltd., 2014-1A, “A2R”, FLR, 4.147% (LIBOR - 3mo. + 1.55%), 7/15/2026 (n)	$4,318,000	$4,313,609
A Voce CLO Ltd., 2014-1A, “BR”, FLR, 4.747% (LIBOR - 3mo. + 2.15%), 7/15/2026 (n)	5,584,000	5,572,709
AIMCO Properties CLO LP, 2014-AA, “B1R”, FLR, 4.191% (LIBOR -3mo. + 1.6%), 7/20/2026 (n)	4,342,000	4,345,317
AIMCO Properties CLO LP, 2014-AA, “B2R”, 3.49%, 7/20/2026 (n)	1,381,000	1,366,783
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 4.191% (LIBOR - 3mo. + 1.6%), 10/21/2028 (n)	776,747	768,778
ALM Loan Funding CLO, 2015-12A, “A2A2”, FLR, 3.951% (LIBOR -3mo. + 1.35%), 4/16/2027 (n)	8,761,281	8,644,674
ALM Loan Funding CLO, 2015-16A, “BR2”, FLR, 4.497% (LIBOR -3mo. + 1.9%), 7/15/2027 (n)	4,819,336	4,775,904
Americredit Automobile Receivables Trust, 2017-2, “C”, 2.97%, 3/20/2023	4,648,000	4,663,876
Avery Point CLO Ltd., 2014-1A, “CR”, FLR, 4.93% (LIBOR - 3mo. + 2.35%), 4/25/2026 (n)	4,335,000	4,338,321
Avis Budget Rental Car Funding LLC, 2019-1A, “A”, 3.45%, 3/20/2023 (n)	9,410,000	9,524,459
Ballyrock Ltd., CLO, 2018-1A, “A2”, FLR, 4.191% (LIBOR - 3mo. + 1.6%), 4/20/2031 (n)	4,282,847	4,195,049
Ballyrock Ltd., CLO, 2018-1A, “B”, FLR, 4.491% (LIBOR - 3mo. + 1.9%), 4/20/2031 (n)	1,814,958	1,736,211
Bancorp Commercial Mortgage Trust, 2018-CR3, “B”, FLR, 4.022% (LIBOR - 1mo. + 1.55%), 1/15/2033 (n)	3,903,904	3,914,523
Bancorp Commercial Mortgage Trust, 2018-CRE4, “AS”, FLR, 3.573% (LIBOR - 1mo. + 1.1%), 9/15/2035 (n)	4,618,000	4,595,367
Bancorp Commercial Mortgage Trust, 2019-CRE5, “AS”, FLR, 3.822% (LIBOR - 1mo. + 1.35%), 3/15/2036 (n)	4,071,346	4,072,616
Bancorp Commercial Mortgage Trust, 2019-CRE5, “B”, FLR, 3.972% (LIBOR - 1mo. + 1.5%), 3/15/2036 (n)	5,637,249	5,637,249
Barclays Commercial Mortgage Securities LLC, 2018-C2, “XA”, 0.938%, 12/15/2051 (i)(z)	64,214,699	3,885,741
Bayview Commercial Asset Trust, FLR, 2.787% (LIBOR - 1mo. + 0.31%), 8/25/2035 (z)	376,690	360,045
Bayview Financial Acquisition Trust, 5.638%, 11/28/2036	411,388	415,872
Bayview Financial Revolving Mortgage Loan Trust, FLR, 4.079% (LIBOR - 1mo. + 1.6%), 12/28/2040 (z)	404,089	380,687
Bowman Park CLO Ltd., 2014-1A, “B2R”, 3.545%, 11/23/2025 (n)	4,149,881	4,134,257

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
BSPRT, 2017-FL2 Issuer Ltd., “C”, FLR, 4.623% (LIBOR - 1mo. + 2.15%), 10/15/2034 (n)	$3,500,000	$3,502,201
BSPRT, 2018-FL4 Issuer Ltd., FLR, 4.572% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)	5,552,000	5,562,366
Business Jet Securities LLC, 2018-1, “A”, 4.335%, 2/15/2033 (n)	4,924,408	4,961,625
BXMT Ltd., 2017-FL1 “A”, FLR, 3.343% (LIBOR - 1mo. + 0.87%), 6/15/2035 (n)	4,876,500	4,867,400
Caravana Auto Receivables Trust, 2019-1A, “B”, 3.29%, 8/15/2023 (n)	9,358,000	9,400,992
CD Commercial Mortgage Trust, 2017-CD4, “XA”, 1.471%, 5/10/2050 (i)	44,371,394	3,318,989
Chesapeake Funding II LLC, 2016-1A, “A2”, FLR, 3.622% (LIBOR -1mo. + 1.15%), 3/15/2028 (n)	457,812	458,337
Chesapeake Funding II LLC, 2017-2A, “B”, 2.81%, 5/15/2029 (n)	3,442,000	3,434,613
Chesapeake Funding II LLC, 2017-2A, “C”, 3.01%, 5/15/2029 (n)	1,560,000	1,555,335
Chesapeake Funding II LLC, 2017-3A, “B”, 2.57%, 8/15/2029 (n)	2,403,000	2,389,058
Chesapeake Funding II LLC, 2017-4A, “B”, 2.59%, 11/15/2029 (n)	1,815,000	1,797,172
Chesapeake Funding II LLC, 2017-4A, “C”, 2.76%, 11/15/2029 (n)	2,592,000	2,564,233
CNH Equipment Trust, 2016-C, “A4”, 1.76%, 9/15/2023	6,146,680	6,072,437
Colony Starwood Homes, 2016-2A, “A”, FLR, 3.722% (LIBOR -1mo. + 1.25%), 12/17/2033 (n)	3,447,402	3,447,394
CPS Auto Trust, 2016-D, “B”, 2.11%, 3/15/2021 (n)	2,520,567	2,517,732
CPS Auto Trust, 2017-C, “C”, 2.86%, 6/15/2023 (n)	3,270,000	3,265,174
Credit Acceptance Auto Loan Trust, 2016-3A, “A”, 2.15%, 4/15/2024 (n)	2,165,799	2,162,212
Credit Acceptance Auto Loan Trust, 2017-2A, “B”, 3.02%, 4/15/2026 (n)	6,441,000	6,422,004
Credit-Based Asset Servicing & Securitization LLC, 3.572%, 1/25/2037 (q)	2,024,064	894,175
Credit-Based Asset Servicing & Securitization LLC, 3.827%, 3/25/2037 (q)	2,804,064	1,558,908
Cutwater CLO Ltd., 2015-1A, “AR”, FLR, 3.816% (LIBOR - 3mo. + 1.22%), 1/15/2029 (n)	6,957,264	6,942,042
Cutwater Ltd., 2014-1A, “A2R”, FLR, 4.296% (LIBOR - 3mo. + 1.7%), 7/15/2026 (n)	4,500,000	4,495,419
Dell Equipment Finance Trust, 2017-2, “B”, 2.47%, 10/24/2022 (n)	2,718,000	2,708,095
Dell Equipment Finance Trust, 2018-2, “B”, 3.55%, 10/22/2023 (n)	4,988,000	5,060,774
DLL Securitization Trust, 2017-A, “A3”, 2.14%, 12/15/2021 (n)	2,222,000	2,209,510
DT Auto Owner Trust, 2016-1A, “D”, 4.66%, 12/15/2022 (n)	4,680,398	4,718,480
DT Auto Owner Trust, 2017-1A, “D”, 3.55%, 11/15/2022 (n)	2,782,000	2,790,803
DT Auto Owner Trust, 2017-2A, “C”, 3.03%, 1/17/2023 (n)	3,667,317	3,668,122
DT Auto Owner Trust, 2017-3A, “C”, 3.01%, 5/15/2023 (n)	3,606,000	3,606,704
DT Auto Owner Trust, 2018-2A, “C”, 3.67%, 3/15/2024 (n)	1,987,000	2,003,507

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Enterprise Fleet Financing LLC, 1.74%, 2/22/2022 (n)	$424,945	$424,140
Enterprise Fleet Financing LLC, 2017-1, “A2”, 2.13%, 7/20/2022 (n)	1,084,603	1,081,559
Exantas Capital Corp. CLO Ltd., 2019-RS07, “B”, FLR, 4.199%
(LIBOR - 1mo. + 1.7%), 4/15/2036 (z)	6,220,000	6,227,804
Exeter Automobile Receivables Trust, 2018-1A, “B”, 2.75%, 4/15/2022 (n)	4,730,000	4,725,023
Exeter Automobile Receivables Trust, 2018-2A, “C”, 3.69%, 3/15/2023 (n)	5,790,000	5,833,474
Figueroa CLO Ltd., 2014-1A, “BR”, FLR, 4.096% (LIBOR - 3mo. + 1.5%), 1/15/2027 (n)	7,400,000	7,377,622
Flagship CLO, 2014-8A, “BRR”, FLR, 4.001% (LIBOR - 3mo. + 1.4%), 1/16/2026 (z)	5,578,297	5,538,540
Flagship Credit Auto Trust, 2016-1, “A”, 2.77%, 12/15/2020 (n)	4,698	4,697
Fort Cre LLC, 2018-1A, “A1”, FLR, 3.837% (LIBOR - 1mo. + 1.35%), 11/21/2035 (n)	4,757,500	4,757,490
Freedom Financial, 2019-1, “A”, 3.42%, 6/18/2026 (z)	2,679,000	2,679,766
GMF Floorplan Owner Revolving Trust, 2017-A1, “A”, 2.22%, 1/18/2022 (n)	4,200,000	4,185,480
Granite Point Mortgage Trust, Inc., FLR, 3.387% (LIBOR - 1mo. + 0.9%), 11/21/2035 (n)	7,120,013	7,122,241
GS Mortgage Securities Trust, 4.592%, 8/10/2043 (n)	7,374,000	7,466,046
GS Mortgage Securities Trust, 2017-GS6, “XA”, 1.046%, 5/10/2050 (i)	40,120,088	2,798,649
GS Mortgage Securities Trust, 2017-GS7, “XA”, 1.134%, 8/10/2050 (i)	38,728,969	2,760,570
Hertz Fleet Lease Funding LP, 2016-1, “A2”, 1.96%, 4/10/2030 (n)	711,083	710,380
Hertz Fleet Lease Funding LP, 2017-1, “A2”, 2.13%, 4/10/2031 (n)	5,542,309	5,525,107
Hertz Fleet Lease Funding LP, 2018-1, “B”, 3.64%, 5/10/2032 (n)	2,752,000	2,773,234
Hertz Fleet Lease Funding LP, 2018-1, “C”, 3.77%, 5/10/2032 (n)	1,580,000	1,592,041
IMPAC CMB Trust, FLR, 3.217% (LIBOR - 1mo. + 0.74%), 11/25/2034	112,943	112,930
IMPAC CMB Trust, FLR, 3.397% (LIBOR - 1mo. + 0.92%), 11/25/2034	118,887	115,858
IMPAC Secured Assets Corp., FLR, 2.827% (LIBOR - 1mo. + 0.35%), 5/25/2036	393,077	388,797
Interstar Millennium Trust, FLR, 2.993% (LIBOR - 3mo. + 0.4%), 3/14/2036	67,591	65,017
Invitation Homes Trust, 2018-SFR1, “B”, FLR, 3.423% (LIBOR -1mo. + 0.95%), 3/17/2037 (n)	3,498,000	3,471,617
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 3.323% (LIBOR -1mo. + 0.85%), 12/17/2036 (n)	6,763,878	6,718,163
JPMorgan Chase & Co., 4.717%, 2/15/2046 (n)	5,993,751	6,153,265

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., 1.228%, 9/15/2050 (i)	$40,060,293	$2,566,803
KKR Real Estate Financial Trust, Inc. Ltd., 2018-FL1, “C”, FLR, 4.472% (LIBOR - 1mo. + 2%), 6/15/2036 (n)	3,789,000	3,816,758
LoanCore Ltd., 2018-CRE1, “AS”, FLR, 3.972% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	5,578,000	5,577,985
LoanCore Ltd., 2018-CRE1, “C”, FLR, 5.022% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	1,859,500	1,866,467
Loomis, Sayles & Co., CLO, “A2”, FLR, 3.996% (LIBOR - 3mo. + 1.4%), 4/15/2028 (n)	8,246,053	8,183,070
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 3.496% (LIBOR -3mo. + 0.9%), 4/15/2028 (n)	4,029,889	3,995,796
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 4.091%
(LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	6,806,093	6,741,374
Madison Park Funding Ltd., 2014-15A, “A2R”, FLR, 4.082%
(LIBOR - 3mo. + 1.5%), 1/27/2026 (n)	7,414,000	7,419,308
Magnetite CLO Ltd., 2015-16A, “BR”, FLR, 3.8% (LIBOR - 3mo. + 1.2%), 1/18/2028 (n)	8,857,000	8,738,954
Magnetite XI Ltd., 2014-11A, “BR”, FLR, 4.7% (LIBOR - 3mo. + 2.1%), 1/18/2027 (n)	3,038,000	3,033,157
Man GLG U.S. CLO 2018-2 Ltd., 2018-2A, “BR”, FLR, 5.046%
(LIBOR - 3mo. + 2.45%), 10/15/2028	6,297,302	6,278,164
Merrill Lynch Mortgage Investors, Inc., 4.113%, 2/25/2037 (q)	1,824,232	352,359
MidOcean Credit CLO, 2012-1A, “A2RR”, FLR, 3.897% (LIBOR -3mo. + 1.3%), 1/15/2024 (z)	8,303,141	8,192,709
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C33, “XA”, 1.591%, 5/15/2050 (i)	43,836,496	3,254,952
Morgan Stanley Capital I Trust, 2017-H1, “XA”, 1.602%, 6/15/2050 (i)	18,823,009	1,479,323
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 1.036%, 12/15/2051 (i)	54,484,451	3,579,465
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FLR, 4.4% (LIBOR - 3mo. + 1.8%), 4/18/2025 (n)	8,600,000	8,595,829
Nationstar HECM Loan Trust, 2018-1A, “M1”, 3.238%, 2/25/2028 (n)	3,427,000	3,424,156
Nationstar HECM Loan Trust, 2018-2A, “M1”, 3.551%, 7/25/2028 (n)	3,332,000	3,325,286
Nationstar HECM Loan Trust, 2018-3, “A”, 3.554%, 11/25/2028 (n)	4,742,833	4,728,211
Nationstar HECM Loan Trust, 2018-3A, “M1”, 3.903%, 11/25/2028 (n)	3,700,000	3,708,980
Navistar Financial Dealer Note Master Owner Trust II, 2018-1, “B”, FLR, 3.276% (LIBOR - 1mo. + 0.8%), 9/25/2023 (n)	924,000	925,520

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Navistar Financial Dealer Note Master Owner Trust II, 2018-1, “C”, FLR, 3.526% (LIBOR - 1mo. + 1.05%), 9/25/2023 (n)	$1,039,000	$1,041,573
Neuberger Berman CLO Ltd., 2016-21A, “CR”, FLR, 4.191% (LIBOR - 3mo. + 1.6%), 4/20/2027 (n)	5,023,883	4,846,696
NextGear Floorplan Master Owner Trust, 2017-1A, “A2”, 2.54%, 4/18/2022 (n)	3,461,000	3,451,072
NextGear Floorplan Master Owner Trust, 2017-2A, “B”, 3.02%, 10/17/2022 (n)	2,577,000	2,574,410
Oaktree CLO Ltd., 2014-2A, “BR”, FLR, 5.141% (LIBOR - 3mo. + 2.55%), 10/20/2026 (n)	8,321,000	8,313,503
OneMain Financial Issuance Trust, 2017-1A, “A1”, 2.37%, 9/14/2032 (n)	5,148,000	5,113,074
Oscar U.S. Funding Trust, 2017-1A, “A3”, 2.82%, 6/10/2021 (n)	4,173,983	4,170,823
Oscar U.S. Funding Trust, 2017-2A, “A2B”, FLR, 3.131% (LIBOR -1mo. + 0.65%), 11/10/2020 (n)	936,187	936,478
Oscar U.S. Funding Trust, 2018-2A, “A3”, 3.39%, 9/12/2022 (n)	2,710,000	2,728,171
Ownit Mortgage Loan Asset-Backed Certificates, 3.394%, 10/25/2035 (q)	1,316,489	829,864
PFS Financing Corp., 2017-C, “A”, FLR, 2.942% (LIBOR - 1mo. + 0.47%), 10/15/2021 (n)	3,094,000	3,091,233
Santander Drive Auto Receivables Trust, 2017-2, “C”, 2.79%, 8/15/2022	2,821,000	2,818,789
Santander Drive Auto Receivables Trust, 2018-1, “B”, 2.63%, 7/15/2022	4,585,000	4,581,115
Santander Retail Auto Lease Trust, 2017-A, “B”, 2.68%, 1/20/2022 (n)	3,246,000	3,239,482
Shackelton Ltd., CLO, 2013-4RA, “B”, FLR, 4.496% (LIBOR - 3mo. + 1.9%), 4/13/2031 (n)	2,268,542	2,196,575
Shelter Growth CRE, 2018-FL1, “A”, FLR, 3.483% (LIBOR - 1mo. + 1%), 1/15/2035 (z)	1,801,057	1,802,737
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/2032 (n)	634,008	631,816
Starwood Waypoint Homes Trust, 2017-1, “B”, FLR, 3.642% (LIBOR - 1mo. + 1.17%), 1/17/2035 (n)	5,019,511	5,007,127
Thacher Park CLO Ltd., 2014-1A, “CR”, FLR, 4.791% (LIBOR - 3mo. + 2.2%), 10/20/2026 (n)	4,301,000	4,300,849
Thornburg Mortgage Securities Trust, FLR, 3.157% (LIBOR - 1mo. + 0.68%), 4/25/2043	287,903	286,567
TICP Ltd., CLO, 2018-3R, “B”, FLR, 3.941% (LIBOR - 3mo. + 1.35%), 4/20/2028 (n)	2,132,575	2,100,081
TICP Ltd., CLO, 2018-3R, “C”, FLR, 4.391% (LIBOR - 3mo. + 1.8%), 4/20/2028 (n)	3,742,444	3,637,053
TPG Real Estate Finance, 2018-FL2, “AS”, FLR, 3.922% (LIBOR -1mo. + 1.45%), 11/15/2037 (n)	6,176,000	6,185,693

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Tricon American Homes Trust, 2015-SFR1, “1A”, 2.589%, 11/17/2033 (n)	$3,944,894	$3,900,106
UBS Commercial Mortgage Trust, 2017-C1, “XA”, 1.022%, 11/15/2050 (i)	30,777,718	1,889,724
UBS Commercial Mortgage Trust, 2018-C14, “XA”, 1.183%, 12/15/2051 (i)	26,226,048	1,925,726
Verizon Owner Trust, 2016-1A, “A”, 1.42%, 1/20/2021 (n)	1,126,515	1,123,289
Verizon Owner Trust, 2017-3A, “B”, 2.38%, 4/20/2022 (n)	3,075,000	3,056,057
Veros Auto Receivables Trust, 2017-1, “A”, 2.84%, 4/17/2023 (n)	446,567	446,004
Veros Auto Receivables Trust, 2018-1, “A”, 3.63%, 5/15/2023 (n)	3,307,957	3,314,241
West CLO Ltd., 2013-1A, “A2BR”, 3.393%, 11/07/2025 (n)	4,332,000	4,291,983
WF-RBS Commercial Mortgage Trust, 2011-C3, “A4”, 4.375%, 3/15/2044 (n)	7,732,177	7,926,909
Wind River CLO Ltd., 2015-2A, “CR”, FLR, 4.297% (LIBOR - 1mo. + 1.7%), 10/15/2027 (z)	2,785,924	2,771,615

		$484,922,431
Automotive - 1.9%
BMW US Capital LLC, 3.1%, 4/12/2021 (n)	$6,163,000	$6,210,160
Ford Motor Credit Co. LLC, 5.085%, 1/07/2021	3,414,000	3,503,082
Harley-Davidson Financial Services, 4.05%, 2/04/2022 (n)	4,372,000	4,461,024
Harley-Davidson Financial Services, FLR, 3.555% (LIBOR - 3mo. + 0.94%), 3/02/2021 (n)	4,773,000	4,772,284
Hyundai Capital America, 3.75%, 7/08/2021 (n)	3,173,000	3,201,220
Volkswagen Group of America Co., 3.875%, 11/13/2020 (n)	3,789,000	3,841,624
Volkswagen Group of America Co., 4%, 11/12/2021 (n)	3,789,000	3,869,139

		$29,858,533
Broadcasting - 0.5%
Fox Corp., 3.666%, 1/25/2022 (n)	$2,478,000	$2,529,837
Interpublic Group of Companies, Inc., 3.5%, 10/01/2020	4,621,000	4,659,173

		$7,189,010
Brokerage & Asset Managers - 1.2%
E*TRADE Financial Corp., 2.95%, 8/24/2022	$10,603,000	$10,593,567
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	8,540,000	8,545,457

		$19,139,024
Cable TV - 1.2%
Comcast Corp., 3.45%, 10/01/2021	$4,643,000	$4,728,444
NBCUniversal Media LLC, 4.375%, 4/01/2021	5,750,000	5,929,517
Time Warner Cable, Inc., 5%, 2/01/2020	8,592,000	8,712,743

		$19,370,704

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Chemicals - 0.5%
E.I. du Pont de Nemours & Co., 2.2%, 5/01/2020	$5,132,000	$5,116,573
Sasol Chemicals (USA) LLC, 5.875%, 3/27/2024	3,067,000	3,254,622

		$8,371,195
Computer Software - 0.9%
Dell Investments LLC/EMC Corp., 4.42%, 6/15/2021	$8,351,000	$8,552,657
Dell Investments LLC/EMC Corp., 4%, 7/15/2024 (n)	4,900,000	4,953,813

		$13,506,470
Conglomerates - 1.7%
Roper Technologies, Inc., 2.8%, 12/15/2021	$1,810,000	$1,805,121
United Technologies Corp., 3.1%, 6/01/2022	3,056,000	3,077,149
United Technologies Corp., 3.65%, 8/16/2023	10,731,000	10,999,266
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	9,068,000	9,321,639
Westinghouse Air Brake Technologies Corp., FLR, 3.91% (LIBOR -3mo. + 1.05%), 9/15/2021	2,310,000	2,311,138

		$27,514,313
Consumer Products - 0.5%
Reckitt Benckiser Treasury Services PLC, 2.375%, 6/24/2022 (n)	$8,307,000	$8,171,624

Consumer Services - 0.6%
Alibaba Group Holding Ltd., 2.8%, 6/06/2023	$5,754,000	$5,690,160
QVC, Inc., 5.125%, 7/02/2022	3,665,000	3,832,206

		$9,522,366
Electrical Equipment - 0.3%
Molex Electronic Technologies LLC, 2.878%, 4/15/2020 (n)	$4,611,000	$4,604,057

Electronics - 1.4%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3%, 1/15/2022	$13,177,000	$13,098,400
Broadcom, Inc., 3.125%, 4/15/2021 (n)	5,359,000	5,356,588
Microchip Technology, Inc., 3.922%, 6/01/2021 (n)	4,178,000	4,238,166

		$22,693,154
Emerging Market Quasi-Sovereign - 0.8%
Bharat Petroleum Corp. Ltd., 4.625%, 10/25/2022	$5,946,000	$6,160,413
Corporacion Financiera de Desarrollo S.A., 3.25%, 7/15/2019 (n)	3,762,000	3,763,128
Indian Oil Corp. Ltd., 5.75%, 8/01/2023	2,973,000	3,206,687

		$13,130,228
Energy - Integrated - 1.3%
BP Capital Markets PLC, 2.521%, 1/15/2020	$3,049,000	$3,046,048
Cenovus Energy, Inc., 3%, 8/15/2022	7,655,000	7,558,303
Cenovus Energy, Inc., 3.8%, 9/15/2023	2,095,000	2,106,143

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Integrated - continued
Eni S.p.A., 4%, 9/12/2023 (n)	$2,276,000	$2,333,129
Shell International Finance B.V., 1.375%, 5/10/2019	5,690,000	5,688,521

		$20,732,144
Entertainment - 0.2%
Royal Caribbean Cruises Ltd., 2.65%, 11/28/2020	$3,003,000	$2,992,080

Financial Institutions - 2.0%
AerCap Ireland Capital Ltd., 4.45%, 12/16/2021	$5,924,000	$6,085,452
Avolon Holdings Funding Ltd., 3.625%, 5/01/2022 (z)	6,364,000	6,377,046
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (z)	3,953,000	3,927,819
GE Capital International Funding Co., 2.342%, 11/15/2020	14,767,000	14,607,275

		$30,997,592
Food & Beverages - 0.9%
Conagra Brands, Inc., 3.8%, 10/22/2021	$3,274,000	$3,338,077
Conagra Brands, Inc., FLR, 3.341% (LIBOR - 3mo. + 0.75%), 10/22/2020	2,339,000	2,339,756
Constellation Brands, Inc., FLR, 3.383% (LIBOR - 3mo. + 0.7%), 11/15/2021	2,341,000	2,342,770
Diageo PLC, 3%, 5/18/2020	3,777,000	3,791,570
Pernod Ricard S.A., 5.75%, 4/07/2021 (n)	1,900,000	1,998,928

		$13,811,101
Health Maintenance Organizations - 0.3%
Halfmoon Parent, Inc., FLR, 3.264% (LIBOR - 3mo. + 0.65%), 9/17/2021 (n)	$4,598,000	$4,599,199

Industrial - 0.2%
Century Housing Corp., 3.995%, 11/01/2021	$2,421,000	$2,427,250

Insurance - 0.4%
American International Group, Inc., 2.3%, 7/16/2019	$2,039,000	$2,037,449
Metropolitan Life Global Funding I, 2%, 4/14/2020 (n)	4,840,000	4,809,127

		$6,846,576
Insurance - Health - 0.4%
UnitedHealth Group, Inc., 1.95%, 10/15/2020	$6,409,000	$6,348,819

Insurance - Property & Casualty - 0.3%
Ambac Assurance Corp., 5.1%, 6/07/2020 (z)	$23,513	$33,212
Ambac LSNI, LLC, FLR, 7.592% (LIBOR - 3mo. + 5%), 2/12/2023 (z)	101,119	102,257
Marsh & McLennan Cos., Inc., 2.75%, 1/30/2022	4,842,000	4,839,465

		$4,974,934

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
International Market Quasi-Sovereign - 1.5%
Caisse d’Amortissement de la Dette Sociale, 1.875%, 1/13/2020 (n)	$9,000,000	$8,963,459
Dexia Credit Local S.A., 2.25%, 2/18/2020 (n)	3,150,000	3,142,234
Dexia Credit Local S.A., 1.875%, 9/15/2021 (n)	7,590,000	7,473,820
Kommunalbanken A.S., 1.375%, 10/26/2020 (n)	3,870,000	3,809,856

		$23,389,369
Internet - 0.4%
Baidu, Inc., 2.75%, 6/09/2019	$2,189,000	$2,188,777
Baidu, Inc., 3.875%, 9/29/2023	3,736,000	3,805,885

		$5,994,662
Machinery & Tools - 0.4%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$6,502,000	$6,644,811

Major Banks - 13.7%
ABN AMRO Bank N.V., 2.65%, 1/19/2021 (n)	$5,197,000	$5,178,395
Bank of America Corp., 2.151%, 11/09/2020	3,310,000	3,283,211
Bank of America Corp., 2.369% to 7/21/2020, FLR (LIBOR - 3mo. + 0.66%) to 7/21/2021	12,687,000	12,603,859
Bank of America Corp., 2.738% to 1/23/2021, FLR (LIBOR - 3mo. + 2.738%) to 1/23/2022	6,000,000	5,980,194
Bank of America Corp., 2.881% to 4/24/2022, FLR (LIBOR - 3mo. + 1.021%) to 4/24/2023	7,801,000	7,770,663
Barclays PLC, 4.61% to 2/15/2022, FLR (LIBOR - 3mo. + 1.4%) to 2/15/2023	14,012,000	14,358,922
Citibank N.A., 2.125%, 10/20/2020	7,397,000	7,334,814
Commonwealth Bank of Australia, 2.3%, 9/06/2019	6,503,000	6,495,638
Credit Agricole, “A”, FLR, 4.014% (LIBOR - 3mo. + 1.43%), 1/10/2022 (n)	3,030,000	3,071,820
Credit Suisse Group AG, 3.8%, 9/15/2022	5,482,000	5,595,647
Credit Suisse Group AG, 3.574%, 1/09/2023 (n)	4,820,000	4,860,207
DNB Bank A.S.A., 2.125%, 10/02/2020 (n)	6,394,000	6,340,563
Goldman Sachs Group, Inc., 2.55%, 10/23/2019	15,694,000	15,686,038
Goldman Sachs Group, Inc., 3%, 4/26/2022	4,780,000	4,783,287
HSBC Holdings PLC, 3.262% to 3/13/2022, FLR (LIBOR - 3mo. + 1.055%) to 3/13/2023	4,311,000	4,341,512
HSBC Holdings PLC, 3.033% to 11/22/2022, FLR (LIBOR - 3mo. + 0.923%) to 11/22/2023	3,245,000	3,244,064
JPMorgan Chase & Co., 2.2%, 10/22/2019	5,340,000	5,328,636
JPMorgan Chase & Co., 3.207% to 4/01/2022, FLR (LIBOR - 3mo. + 0.695%) to 4/01/2023	9,760,000	9,823,538
JPMorgan Chase & Co., 2.776% to 4/25/2022, FLR (LIBOR - 3mo. + 0.935%) to 4/25/2023	7,272,000	7,230,922

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
KeyBank N.A., 3.3%, 2/01/2022	$2,685,000	$2,725,628
Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/01/2021	1,604,000	1,608,822
Mitsubishi UFJ Financial Group, Inc., 3.535%, 7/26/2021	4,535,000	4,609,391
Morgan Stanley, 2.375%, 7/23/2019	15,440,000	15,428,883
Morgan Stanley, 2.65%, 1/27/2020	11,008,000	11,001,434
Morgan Stanley, 5.5%, 7/28/2021	7,039,000	7,430,288
National Australia Bank Ltd., 1.375%, 7/12/2019	4,140,000	4,130,361
NatWest Markets PLC, 3.625%, 9/29/2022 (n)	2,861,000	2,867,706
PNC Bank N.A., 2.25%, 7/02/2019	5,130,000	5,126,512
Royal Bank of Scotland Group PLC, 4.269% to 3/22/2024, FLR (LIBOR - 3mo. + 1.762%) to 3/22/2025	4,424,000	4,510,250
Svenska Handelsbanken AB, 2.25%, 6/17/2019	6,504,000	6,499,935
UBS AG, 2.375%, 8/14/2019	4,186,000	4,183,200
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	8,600,000	8,652,400
UBS Group Funding Ltd., 3%, 4/15/2021 (n)	6,146,000	6,159,713

		$218,246,453
Medical & Health Technology & Services - 0.4%
Becton, Dickinson and Co., 2.404%, 6/05/2020	$2,975,000	$2,959,424
Becton, Dickinson and Co., 2.894%, 6/06/2022	3,466,000	3,456,786

		$6,416,210
Medical Equipment - 0.5%
Zimmer Biomet Holdings, Inc., 2.7%, 4/01/2020	$6,421,000	$6,408,316
Zimmer Biomet Holdings, Inc., FLR, 3.375% (LIBOR - 3mo. + 0.75%), 3/19/2021	1,298,000	1,293,881

		$7,702,197
Metals & Mining - 0.6%
Glencore Finance (Canada) Ltd., 4.95%, 11/15/2021 (n)	$2,282,000	$2,380,126
Glencore Funding LLC, 3%, 10/27/2022 (n)	2,204,000	2,180,237
Glencore Funding LLC, 4.125%, 3/12/2024 (n)	4,410,000	4,471,863
Vale Overseas Ltd., 4.375%, 1/11/2022	980,000	997,150

		$10,029,376
Midstream - 0.9%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., 3.5%, 12/01/2022	$5,818,000	$5,882,167
El Paso LLC, 6.5%, 9/15/2020	6,336,000	6,634,555
MPLX LP, 3.375%, 3/15/2023	1,725,000	1,735,519

		$14,252,241
Mortgage-Backed - 0.6%
Fannie Mae, 5%, 12/01/2020 - 7/01/2023	$223,321	$228,337
Fannie Mae, 4.5%, 3/01/2023	242,419	249,484

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 3%, 12/01/2031	$2,242,951	$2,259,841
Fannie Mae, 4.835%, 2/01/2033	22,576	23,105
Fannie Mae, 4.691%, 3/01/2033	62,969	64,106
Fannie Mae, 4.25%, 5/01/2033	225,026	234,529
Fannie Mae, 2%, 5/25/2044	5,965,296	5,842,463
Freddie Mac, 5.5%, 11/01/2019	6,636	6,640
Freddie Mac, 5%, 4/01/2020 - 8/01/2020	68,217	69,834
Freddie Mac, 1.017%, 4/25/2024	325,590	11,478
Ginnie Mae, 3.75%, 7/20/2032	57,765	60,117

		$9,049,934
Municipals - 0.6%
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, 0%, 2/15/2023	$10,353,000	$9,104,842

Network & Telecom - 0.3%
AT&T, Inc., 3.2%, 3/01/2022	$5,118,000	$5,169,258

Oils - 0.2%
Phillips 66, FLR, 3.246% (LIBOR - 3mo. + 0.6%), 2/26/2021	$3,020,000	$3,020,214

Other Banks & Diversified Financials - 5.7%
American Express Co., 3.7%, 11/05/2021	$4,725,000	$4,825,767
Banque Federative du Credit Mutuel S.A., 2.2%, 7/20/2020 (n)	6,421,000	6,374,280
Branch Banking & Trust Co., 1.45%, 5/10/2019	5,620,000	5,618,314
Capital One Financial Corp., 2.4%, 10/30/2020	2,132,000	2,121,982
Citigroup, Inc., 2.4%, 2/18/2020	13,963,000	13,923,501
Citigroup, Inc., 4.5%, 1/14/2022	7,500,000	7,807,297
Citizens Bank N.A., 2.55%, 5/13/2021	845,000	841,082
Compass Bank, 3.5%, 6/11/2021	4,852,000	4,902,800
Compass Bank, 2.875%, 6/29/2022	6,688,000	6,654,014
Discover Bank, 3.1%, 6/04/2020	3,205,000	3,213,845
First Republic Bank, 2.375%, 6/17/2019	1,333,000	1,332,328
Groupe BPCE S.A., 2.5%, 7/15/2019	5,559,000	5,556,054
Groupe BPCE S.A., 4%, 9/12/2023 (n)	3,667,000	3,745,012
Groupe BPCE S.A., FLR, 3.836% (LIBOR - 3mo. + 1.24%), 9/12/2023 (n)	3,667,000	3,668,511
Intesa Sanpaolo S.p.A., FLR, 3.218% (LIBOR - 3mo. + 0.63%), 7/17/2019	10,767,000	10,768,034
SunTrust Banks, Inc., 2.7%, 1/27/2022	5,086,000	5,065,313
UniCredito Italiano S.p.A., 3.75%, 4/12/2022 (n)	4,503,000	4,503,756

		$90,921,890

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Pharmaceuticals - 2.7%
Actavis Funding SCS, 3%, 3/12/2020	$2,399,000	$2,399,320
Actavis Funding SCS, 3.45%, 3/15/2022	7,454,000	7,491,762
Bayer U.S. Finance II LLC, 3.5%, 6/25/2021 (n)	8,241,000	8,282,679
Celgene Corp., 2.875%, 8/15/2020	6,424,000	6,429,782
Celgene Corp., 2.75%, 2/15/2023	4,506,000	4,463,731
Shire Acquisitions Investments Ireland Designated Activity Co., 1.9%, 9/23/2019	10,330,000	10,290,274
Takeda Pharmaceutical Co. Ltd., 3.8%, 11/26/2020 (n)	3,331,000	3,376,522

		$42,734,070
Printing & Publishing - 0.3%
Moody’s Corp., 3.25%, 6/07/2021	$4,108,000	$4,145,567

Real Estate - Apartment - 0.1%
ERP Operating LP, 4.75%, 7/15/2020	$1,200,000	$1,223,155

Retailers - 0.5%
Alimentation Couche-Tard, Inc., 2.35%, 12/13/2019 (n)	$6,472,000	$6,450,614
Macy’s Retail Holdings, Inc., 3.875%, 1/15/2022	1,978,000	1,993,297

		$8,443,911
Supranational - 0.3%
Corporacion Andina de Fomento, 2%, 5/10/2019	$4,870,000	$4,869,075

Telecommunications - Wireless - 1.6%
American Tower Corp., REIT, 2.8%, 6/01/2020	$2,158,000	$2,158,031
American Tower Corp., REIT, 2.25%, 1/15/2022	6,500,000	6,402,716
American Tower Corp., REIT, 3%, 6/15/2023	5,297,000	5,282,377
Crown Castle International Corp., 3.4%, 2/15/2021	2,140,000	2,156,412
Crown Castle International Corp., 3.15%, 7/15/2023	2,734,000	2,735,953
SBA Tower Trust, 2.877%, 7/09/2021 (n)	1,843,000	1,832,830
SBA Tower Trust, 2.898%, 10/15/2044 (n)	4,150,000	4,145,852

		$24,714,171
Tobacco - 1.1%
B.A.T Capital Corp., 2.297%, 8/14/2020	$7,295,000	$7,239,120
B.A.T Capital Corp., 2.764%, 8/15/2022	2,445,000	2,410,325
Imperial Tobacco Finance PLC, 2.95%, 7/21/2020 (n)	3,152,000	3,143,959
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	5,388,000	5,461,474

		$18,254,878
Transportation - Services - 0.4%
TTX Co., 2.6%, 6/15/2020 (n)	$5,870,000	$5,861,401

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Government Agencies and Equivalents - 0.3%
Hashemite Kingdom of Jordan, 1.945%, 6/23/2019	$4,500,000	$4,496,755

U.S. Treasury Obligations - 12.7%
U.S. Treasury Notes, 2.25%, 3/31/2021	$50,000,000	$49,970,703
U.S. Treasury Notes, 2.625%, 12/15/2021	67,875,000	68,535,190
U.S. Treasury Notes, 1.875%, 2/28/2022	54,310,000	53,754,171
U.S. Treasury Notes, 2.375%, 1/31/2023	29,835,000	29,956,205

		$202,216,269
Utilities - Electric Power - 3.4%
Dominion Energy, Inc., 2.962%, 7/01/2019	$2,840,000	$2,839,993
Dominion Energy, Inc., 1.6%, 8/15/2019	1,640,000	1,634,418
Dominion Energy, Inc., 2.579%, 7/01/2020	4,253,000	4,235,271
Emera U.S. Finance LP, 2.15%, 6/15/2019	4,397,000	4,392,179
Emera U.S. Finance LP, 2.7%, 6/15/2021	1,609,000	1,598,321
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	9,251,000	9,142,149
Engie Energia Chile S.A., 5.625%, 1/15/2021	8,964,000	9,311,355
Eversource Energy, 2.5%, 3/15/2021	3,117,000	3,100,573
FirstEnergy Corp., 2.85%, 7/15/2022	2,128,000	2,112,877
NextEra Energy, Inc., 2.9%, 4/01/2022	4,867,000	4,888,040
WEC Energy Group, Inc., 3.375%, 6/15/2021	4,274,000	4,325,411
WEC Energy Group, Inc., 3.1%, 3/08/2022	2,849,000	2,869,588
Xcel Energy, Inc., 2.4%, 3/15/2021	4,070,000	4,041,907

		$54,492,082
Total Bonds (Identified Cost, $1,541,972,506)		$1,543,115,595

Investment Companies (h) - 2.8%
Money Market Funds - 2.8%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $44,994,106)	44,994,362	$44,994,362

Other Assets, Less Liabilities - (0.0)%		(441,240)
Net Assets - 100.0%		$1,587,668,717

(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $44,994,362 and $1,543,115,595, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $609,328,343, representing 38.4% of net assets.

23

Portfolio of Investments – continued

(q)	Interest received was less than stated coupon rate.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ambac Assurance Corp., 5.1%, 6/07/2020	2/14/18	$14,613	$33,212
Ambac LSNI, LLC, FLR, 7.592% (LIBOR - 3mo. + 5%), 2/12/2023	2/14/18	28,059	102,257
Avolon Holdings Funding Ltd., 3.625%, 5/01/2022	4/11/18-4/12/19	6,361,215	6,377,046
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024	4/11/19-4/12/19	3,931,870	3,927,819
Barclays Commercial Mortgage Securities LLC, 2018-C2, “XA”, 0.938%, 12/15/2051	12/06/18	3,684,315	3,885,741
Bayview Commercial Asset Trust, FLR, 2.787% (LIBOR -1mo. + 0.31%), 8/25/2035	6/09/05	376,690	360,045
Bayview Financial Revolving Mortgage Loan Trust, FLR, 4.079% (LIBOR - 1mo. + 1.6%), 12/28/2040	3/01/06	404,089	380,687
Exantas Capital Corp. CLO Ltd., 2019-RS07, “B”, FLR, 4.199% (LIBOR - 1mo. + 1.7%), 4/15/2036	4/04/19	6,220,000	6,227,804
Flagship CLO, 2014-8A, “BRR”, FLR, 4.001% (LIBOR -3mo. + 1.4%), 1/16/2026	2/07/19	5,544,384	5,538,540
Freedom Financial, 2019-1, “A”, 3.42%, 6/18/2026	4/25/19	2,678,825	2,679,766
MidOcean Credit CLO, 2012-1A, “A2RR”, FLR, 3.897% (LIBOR - 3mo. + 1.3%), 1/15/2024	2/21/19	8,202,328	8,192,709
Shelter Growth CRE, 2018-FL1, “A”, FLR, 3.483% (LIBOR - 1mo. + 1%), 1/15/2035	4/26/19	1,803,871	1,802,737
Wind River CLO Ltd., 2015-2A, “CR”, FLR, 4.297% (LIBOR - 1mo. + 1.7%), 10/15/2027	4/03/19	2,754,106	2,771,615
Total Restricted Securities			$42,279,978
% of Net assets			2.7%

The following abbreviations are used in this report and are defined:

CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

See Notes to Financial Statements

24

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,541,972,506)	$1,543,115,595
Investments in affiliated issuers, at value (identified cost, $44,994,106)	44,994,362
Cash	81,385
Receivables for
Investments sold	5,245
Fund shares sold	5,017,542
Interest	8,511,960
Other assets	3,962
Total assets	$1,601,730,051

Liabilities
Payables for
Distributions	$384,294
Investments purchased	9,877,320
Fund shares reacquired	3,206,546
Payable to affiliates
Investment adviser	35,167
Shareholder servicing costs	395,917
Distribution and service fees	11,155
Program manager fees	480
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	150,444
Total liabilities	$14,061,334
Net assets	$1,587,668,717

Net assets consist of
Paid-in capital	$1,627,090,751
Total distributable earnings (loss)	(39,422,034)
Net assets	$1,587,668,717
Shares of beneficial interest outstanding	266,772,562

25

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$606,884,865	101,838,086	$5.96
Class B	3,702,840	622,695	5.95
Class C	47,446,586	7,966,160	5.96
Class I	187,020,587	31,524,107	5.93
Class R1	451,164	75,927	5.94
Class R2	2,524,323	423,663	5.96
Class R3	2,248,788	377,176	5.96
Class R4	303,727	50,689	5.99
Class R6	561,643,410	94,448,419	5.95
Class 529A	128,740,732	21,606,634	5.96
Class 529B	3,902,516	656,849	5.94
Class 529C	42,799,179	7,182,157	5.96

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $6.11 [100 / 97.50 x $5.96] and $6.11 [100 / 97.50 x $5.96], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

26

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$42,430,950
Dividends from affiliated issuers	787,753
Other	313,197
Total investment income	$43,531,900
Expenses
Management fee	$5,788,610
Distribution and service fees	2,663,424
Shareholder servicing costs	1,341,622
Program manager fees	79,683
Administrative services fee	211,044
Independent Trustees’ compensation	20,098
Custodian fee	109,474
Shareholder communications	57,653
Audit and tax fees	66,159
Legal fees	10,710
Miscellaneous	265,151
Total expenses	$10,613,628
Fees paid indirectly	(9,687)
Reduction of expenses by investment adviser and distributor	(822,018)
Net expenses	$9,781,923
Net investment income (loss)	$33,749,977

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(942,704)
Affiliated issuers	(2,924)
Futures contracts	33,217
Net realized gain (loss)	$(912,411)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$18,871,306
Affiliated issuers	520
Net unrealized gain (loss)	$18,871,826
Net realized and unrealized gain (loss)	$17,959,415
Change in net assets from operations	$51,709,392

See Notes to Financial Statements

27

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	4/30/19	4/30/18
Change in net assets

From operations
Net investment income (loss)	$33,749,977	$24,611,739
Net realized gain (loss)	(912,411)	(2,037,854)
Net unrealized gain (loss)	18,871,826	(16,722,818)
Change in net assets from operations	$51,709,392	$5,851,067
Total distributions to shareholders (a)	$(34,717,671)	$(27,335,499)
Change in net assets from fund share transactions	$191,833,802	$(140,861,695)
Total change in net assets	$208,825,523	$(162,346,127)

Net assets
At beginning of period	1,378,843,194	1,541,189,321
At end of period (b)	$1,587,668,717	$1,378,843,194

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended April 30, 2018, distributions from net investment income were $27,335,499.

(b)

Parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. See Note 2. For the year ended April 30, 2018, end of period net assets included accumulated distributions in excess of net investment income of $728,672.

See Notes to Financial Statements

28

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$5.90	$5.99	$6.00		$6.03	$6.06

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.10	$0.07	(c)	$0.06	$0.05
Net realized and unrealized gain (loss)	0.06	(0.08)	(0.00	)(w)	(0.02)	(0.01)
Total from investment operations	$0.20	$0.02	$0.07		$0.04	$0.04

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.11)	$(0.08)		$(0.07)	$(0.07)
Net asset value, end of period (x)	$5.96	$5.90	$5.99		$6.00	$6.03
Total return (%) (r)(s)(t)(x)	3.43	0.36	1.12	(c)	0.68	0.61

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.83	0.82	(c)	0.85	0.86
Expenses after expense reductions (f)	0.71	0.72	0.72	(c)	0.74	0.75
Net investment income (loss)	2.30	1.68	1.11	(c)	0.94	0.84
Portfolio turnover	55	57	54		30	37
Net assets at end of period (000 omitted)	$606,885	$486,144	$514,304		$462,778	$459,032

See Notes to Financial Statements

29

Financial Highlights – continued

Class B	Year ended

	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$5.88	$5.97	$5.98		$6.01	$6.04

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.06	$0.02	(c)	$0.01	$0.01
Net realized and unrealized gain (loss)	0.07	(0.08)	(0.00	)(w)	(0.01)	(0.02)
Total from investment operations	$0.16	$(0.02)	$0.02		$0.00 (w)	$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.07)	$(0.03)		$(0.03)	$(0.02)
Net asset value, end of period (x)	$5.95	$5.88	$5.97		$5.98	$6.01
Total return (%) (r)(s)(t)(x)	2.83	(0.39)	0.35	(c)	(0.07)	(0.14)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.58	1.58	(c)	1.60	1.61
Expenses after expense reductions (f)	1.46	1.48	1.47	(c)	1.50	1.51
Net investment income (loss)	1.56	0.93	0.37	(c)	0.20	0.09
Portfolio turnover	55	57	54		30	37
Net assets at end of period (000 omitted)	$3,703	$3,779	$5,286		$6,477	$6,463

Class C	Year ended

	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$5.89	$5.98	$5.99		$6.02	$6.05

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.05	$0.02	(c)	$0.01	$(0.00	)(w)
Net realized and unrealized gain (loss)	0.07	(0.08)	(0.00	)(w)	(0.02)	(0.01)
Total from investment operations	$0.16	$(0.03)	$0.02		$(0.01)	$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.06)	$(0.03)		$(0.02)	$(0.02)
Net asset value, end of period (x)	$5.96	$5.89	$5.98		$5.99	$6.02
Total return (%) (r)(s)(t)(x)	2.73	(0.49)	0.26	(c)	(0.17)	(0.24)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.58	1.58	(c)	1.60	1.61
Expenses after expense reductions (f)	1.56	1.58	1.57	(c)	1.59	1.60
Net investment income (loss)	1.45	0.83	0.27	(c)	0.09	(0.00	)(w)
Portfolio turnover	55	57	54		30	37
Net assets at end of period (000 omitted)	$47,447	$56,372	$95,767		$119,063	$137,178

See Notes to Financial Statements

30

Financial Highlights – continued

Class I	Year ended

	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$5.87	$5.96	$5.97		$6.00	$6.03

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.11	$0.08	(c)	$0.07	$0.06
Net realized and unrealized gain (loss)	0.07	(0.08)	(0.00	)(w)	(0.02)	(0.01)
Total from investment operations	$0.21	$0.03	$0.08		$0.05	$0.05

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.12)	$(0.09)		$(0.08)	$(0.08)
Net asset value, end of period (x)	$5.93	$5.87	$5.96		$5.97	$6.00
Total return (%) (r)(s)(t)(x)	3.59	0.51	1.27	(c)	0.83	0.76

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.58	0.58	(c)	0.60	0.61
Expenses after expense reductions (f)	0.56	0.58	0.57	(c)	0.59	0.60
Net investment income (loss)	2.46	1.81	1.28	(c)	1.10	1.00
Portfolio turnover	55	57	54		30	37
Net assets at end of period (000 omitted)	$187,021	$141,291	$257,580		$222,997	$296,392

Class R1	Year ended

	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$5.88	$5.97	$5.98		$6.01	$6.04

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.05	$0.02	(c)	$0.01	$0.00	(w)
Net realized and unrealized gain (loss)	0.06	(0.08)	(0.00	)(w)	(0.02)	(0.01)
Total from investment operations	$0.15	$(0.03)	$0.02		$(0.01)	$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.06)	$(0.03)		$(0.02)	$(0.02)
Net asset value, end of period (x)	$5.94	$5.88	$5.97		$5.98	$6.01
Total return (%) (r)(s)(t)(x)	2.55	(0.49)	0.26	(c)	(0.17)	(0.24)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.58	1.58	(c)	1.60	1.61
Expenses after expense reductions (f)	1.56	1.58	1.57	(c)	1.60	1.60
Net investment income (loss)	1.47	0.83	0.26	(c)	0.09	(0.00	)(w)
Portfolio turnover	55	57	54		30	37
Net assets at end of period (000 omitted)	$451	$294	$328		$484	$632

See Notes to Financial Statements

31

Financial Highlights – continued

Class R2	Year ended

	4/30/19	4/30/18	4/30/17		4/30/16		4/30/15
Net asset value, beginning of period	$5.89	$5.98	$6.00		$6.02		$6.06

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.08	$0.05	(c)	$0.04		$0.04
Net realized and unrealized gain (loss)	0.07	(0.07)	(0.01)		(0.00	)(w)	(0.03)
Total from investment operations	$0.19	$0.01	$0.04		$0.04		$0.01

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.10)	$(0.06)		$(0.06)		$(0.05)
Net asset value, end of period (x)	$5.96	$5.89	$5.98		$6.00		$6.02
Total return (%) (r)(s)(t)(x)	3.34	0.11	0.70	(c)	0.60		0.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.08	1.08	(c)	1.10		1.11
Expenses after expense reductions (f)	0.96	0.98	0.97	(c)	0.99		1.00
Net investment income (loss)	2.04	1.42	0.87	(c)	0.69		0.59
Portfolio turnover	55	57	54		30		37
Net assets at end of period (000 omitted)	$2,524	$2,908	$3,504		$3,517		$3,955

Class R3	Year ended

	4/30/19	4/30/18	4/30/17		4/30/16		4/30/15
Net asset value, beginning of period	$5.90	$5.99	$6.00		$6.03		$6.05

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.09	$0.06	(c)	$0.05		$0.05
Net realized and unrealized gain (loss)	0.06	(0.07)	(0.00	)(w)	(0.02)		(0.01)
Total from investment operations	$0.19	$0.02	$0.06		$0.03		$0.04

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.11)	$(0.07)		$(0.06)		$(0.06)
Net asset value, end of period (x)	$5.96	$5.90	$5.99		$6.00		$6.03
Total return (%) (r)(s)(t)(x)	3.32	0.26	1.02	(c)	0.58		0.68

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.83	0.83	(c)	0.85		0.86
Expenses after expense reductions (f)	0.81	0.83	0.82	(c)	0.84		0.85
Net investment income (loss)	2.19	1.57	1.01	(c)	0.84		0.76
Portfolio turnover	55	57	54		30		37
Net assets at end of period (000 omitted)	$2,249	$2,140	$2,769		$3,288		$3,653

See Notes to Financial Statements

32

Financial Highlights – continued

Class R4	Year ended

	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$5.89	$5.98	$6.00		$6.03	$6.06

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.11	$0.08	(c)	$0.07	$0.05
Net realized and unrealized gain (loss)	0.10(g )	(0.08)	(0.01)		(0.02)	(0.00	)(w)
Total from investment operations	$0.25	$0.03	$0.07		$0.05	$0.05

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.12)	$(0.09)		$(0.08)	$(0.08)
Net asset value, end of period (x)	$5.99	$5.89	$5.98		$6.00	$6.03
Total return (%) (r)(s)(t)(x)	4.28	0.51	1.10	(c)	0.84	0.77

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.58	0.58	(c)	0.60	0.61
Expenses after expense reductions (f)	0.62	0.58	0.57	(c)	0.59	0.61
Net investment income (loss)	2.60	1.84	1.27	(c)	1.09	0.89
Portfolio turnover	55	57	54		30	37
Net assets at end of period (000 omitted)	$304	$6,537	$6,516		$6,946	$7,234

Class R6	Year ended

	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$5.88	$5.97	$5.99		$6.01	$6.04

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.11	$0.08	(c)	$0.07	$0.07
Net realized and unrealized gain (loss)	0.07	(0.08)	(0.01)		(0.01)	(0.02)
Total from investment operations	$0.22	$0.03	$0.07		$0.06	$0.05

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.12)	$(0.09)		$(0.08)	$(0.08)
Net asset value, end of period (x)	$5.95	$5.88	$5.97		$5.99	$6.01
Total return (%) (r)(s)(t)(x)	3.82	0.58	1.17	(c)	1.08	0.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.50	0.51	0.51	(c)	0.52	0.52
Expenses after expense reductions (f)	0.49	0.50	0.50	(c)	0.51	0.51
Net investment income (loss)	2.51	1.91	1.34	(c)	1.17	1.08
Portfolio turnover	55	57	54		30	37
Net assets at end of period (000 omitted)	$561,643	$524,653	$516,582		$520,011	$493,576

See Notes to Financial Statements

33

Financial Highlights – continued

Class 529A	Year ended

	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$5.89	$5.98	$6.00		$6.03	$6.06

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.10	$0.06	(c)	$0.05	$0.05
Net realized and unrealized gain (loss)	0.08	(0.08)	(0.01)		(0.01)	(0.02)
Total from investment operations	$0.21	$0.02	$0.05		$0.04	$0.03

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.11)	$(0.07)		$(0.07)	$(0.06)
Net asset value, end of period (x)	$5.96	$5.89	$5.98		$6.00	$6.03
Total return (%) (r)(s)(t)(x)	3.55	0.31	0.90	(c)	0.63	0.56

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.91	0.92	(c)	0.95	0.96
Expenses after expense reductions (f)	0.75	0.77	0.76	(c)	0.79	0.80
Net investment income (loss)	2.26	1.65	1.08	(c)	0.90	0.79
Portfolio turnover	55	57	54		30	37
Net assets at end of period (000 omitted)	$128,741	$108,692	$89,431		$55,996	$47,228

Class 529B	Year ended

	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$5.88	$5.96	$5.98		$6.00	$6.04

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.05	$0.02	(c)	$0.01	$0.00 (w)
Net realized and unrealized gain (loss)	0.06	(0.07)	(0.01)		(0.01)	(0.02)
Total from investment operations	$0.15	$(0.02)	$0.01		$0.00 (w)	$(0.02)

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.06)	$(0.03)		$(0.02)	$(0.02)
Net asset value, end of period (x)	$5.94	$5.88	$5.96		$5.98	$6.00
Total return (%) (r)(s)(t)(x)	2.59	(0.29)	0.13	(c)	0.03	(0.37)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.66	1.68	(c)	1.70	1.71
Expenses after expense reductions (f)	1.50	1.52	1.52	(c)	1.55	1.56
Net investment income (loss)	1.50	0.90	0.33	(c)	0.14	0.04
Portfolio turnover	55	57	54		30	37
Net assets at end of period (000 omitted)	$3,903	$4,379	$3,807		$2,354	$2,184

See Notes to Financial Statements

34

Financial Highlights – continued

Class 529C	Year ended

	4/30/19	4/30/18	4/30/17		4/30/16		4/30/15
Net asset value, beginning of period	$5.89	$5.98	$6.00		$6.02		$6.06

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.05	$0.01	(c)	$0.00	(w)	$(0.00	)(w)
Net realized and unrealized gain (loss)	0.08	(0.08)	(0.01)		(0.00	)(w)	(0.03)
Total from investment operations	$0.16	$(0.03)	$(0.00	)(w)	$(0.00	)(w)	$(0.03)

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.06)	$(0.02)		$(0.02)		$(0.01)
Net asset value, end of period (x)	$5.96	$5.89	$5.98		$6.00		$6.02
Total return (%) (r)(s)(t)(x)	2.68	(0.53)	0.05	(c)	(0.05)		(0.45)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.66	1.67	(c)	1.70		1.71
Expenses after expense reductions (f)	1.60	1.62	1.61	(c)	1.63		1.65
Net investment income (loss)	1.40	0.79	0.23	(c)	0.05		(0.05)
Portfolio turnover	55	57	54		30		37
Net assets at end of period (000 omitted)	$42,799	$41,655	$45,315		$29,824		$27,100

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

35

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

36

Notes to Financial Statements – continued

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

37

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$206,713,024	$—	$206,713,024
Non-U.S. Sovereign Debt	—	41,388,673	—	41,388,673
Municipal Bonds	—	9,104,842	—	9,104,842
U.S. Corporate Bonds	—	506,526,000	—	506,526,000
Residential Mortgage-Backed Securities	—	36,160,872	—	36,160,872
Commercial Mortgage-Backed Securities	—	100,952,145	—	100,952,145
Asset-Backed Securities (including CDOs)	—	356,859,348	—	356,859,348
Foreign Bonds	—	285,410,691	—	285,410,691
Mutual Funds	44,994,362	—	—	44,994,362
Total	$44,994,362	$1,543,115,595	$—	$1,588,109,957

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At April 30, 2019, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$33,217

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk

38

Notes to Financial Statements – continued

whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty

39

Notes to Financial Statements – continued

credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

40

Notes to Financial Statements – continued

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net

41

Notes to Financial Statements – continued

investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 4/30/19	Year ended 4/30/18
Ordinary income (including any short-term capital gains)	$34,717,671	$27,335,499

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/19

Cost of investments	$1,589,175,686
Gross appreciation	6,891,539

Gross depreciation	(7,957,268)
Net unrealized appreciation (depreciation)	$(1,065,729)

Undistributed ordinary income	3,073,012
Capital loss carryforwards	(37,827,130)
Other temporary differences	(3,602,187)

As of April 30, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(2,380,968)
Long-Term	(35,446,162)
Total	$(37,827,130)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and

42

Notes to Financial Statements – continued

Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 4/30/19	Year ended 4/30/18
Class A	$12,701,370	$9,390,310
Class B	59,359	48,732
Class C	802,337	809,309
Class I	3,853,501	3,569,145
Class R1	5,742	3,230
Class R2	56,099	52,079
Class R3	47,850	43,287
Class R4	12,087	134,676
Class R6	13,868,958	11,105,701
Class 529A	2,650,949	1,693,455
Class 529B	59,973	42,140
Class 529C	599,446	443,435
Total	$34,717,671	$27,335,499

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2019, this management fee reduction amounted to $141,917, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2019 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $97,856 and $7,947 for the year ended April 30, 2019, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

43

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,337,090
Class B	0.75%	0.25%	1.00%	0.90%	36,699
Class C	0.75%	0.25%	1.00%	1.00%	532,196
Class R1	0.75%	0.25%	1.00%	1.00%	3,717
Class R2	0.25%	0.25%	0.50%	0.40%	13,399
Class R3	—	0.25%	0.25%	0.25%	5,304
Class 529A	—	0.25%	0.25%	0.14%	286,201
Class 529B	0.75%	0.25%	1.00%	0.89%	39,175
Class 529C	0.75%	0.25%	1.00%	0.99%	409,643
Total Distribution and Service Fees					$2,663,424

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2019 based on each class’s average daily net assets. 0.10% of the Class A, Class B, Class 529A, and Class 529B service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2019, this waiver amounted to $534,832, $3,670, $114,480, and $3,917, for Class A, Class B, Class 529A, and Class 529B, respectively, and is included in the reduction of total expenses in the Statement of Operations. This written waiver agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2019. 0.10% of the Class R2 distribution fee is currently being waived under a written waiver agreement. For the year ended April 30, 2019, this waiver amounted to $2,680 and is included in the reduction of total expenses in the Statement of Operations. This written waiver agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2019. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2019, this rebate amounted to $8,204, $19, $194, $7,878, $381, and $3,846 for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2019, were as follows:

Amount
Class A	$48,416
Class B	3,316
Class C	4,178
Class 529B	1,236
Class 529C	1,868

44

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended April 30, 2019, were as follows:

Fee
Class 529A	$57,242
Class 529B	1,959
Class 529C	20,482
Total Program Manager Fees	$79,683

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2019, the fee was $353,107, which equated to 0.0244% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $755,007.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended April 30, 2019, these costs for the fund amounted to $233,508 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2019 was equivalent to an annual effective rate of 0.0146% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the

45

Notes to Financial Statements – continued

investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a net decrease in pension expense of $1,920 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended April 30, 2019.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended April 30, 2019, the fee paid by the fund under this agreement was $2,304 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended April 30, 2019, the fund engaged in purchase transaction pursuant to this policy, which amounted to $2,959,209.

(4) Portfolio Securities

For the year ended April 30, 2019, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$269,655,769	$186,577,429
Non-U.S. Government securities	$677,039,663	$597,071,082

46

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/19		Year ended 4/30/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	82,001,343	$483,785,604	60,311,162	$359,743,014
Class B	283,465	1,667,962	139,593	828,657
Class C	3,283,396	19,330,905	2,434,731	14,493,800
Class I	26,334,952	154,740,628	17,291,879	102,786,052
Class R1	27,921	164,052	10,062	59,774
Class R2	119,292	704,451	146,843	876,146
Class R3	57,614	341,537	70,449	418,402
Class R4	12,682	75,136	144,065	861,437
Class R6	14,053,268	82,792,883	14,425,891	85,915,339
Class 529A	9,313,531	54,980,394	8,726,544	51,901,061
Class 529B	324,559	1,910,113	469,212	2,788,469
Class 529C	3,501,082	20,672,767	3,888,099	23,161,100
	139,313,105	$821,166,432	108,058,530	$643,833,251

Shares issued to shareholders in reinvestment of distributions
Class A	1,731,784	$10,235,705	1,258,484	$7,497,328
Class B	9,123	53,799	7,122	42,324
Class C	130,861	772,576	125,032	744,172
Class I	508,598	2,994,164	457,529	2,715,715
Class R1	974	5,742	544	3,230
Class R2	8,044	47,500	7,415	44,176
Class R3	8,091	47,848	7,258	43,286
Class R4	2,035	12,085	22,615	134,675
Class R6	2,263,204	13,343,053	1,801,858	10,709,414
Class 529A	447,094	2,640,713	283,224	1,686,209
Class 529B	10,088	59,418	7,055	41,846
Class 529C	100,554	594,198	73,614	438,135
	5,220,450	$30,806,801	4,051,750	$24,100,510

47

Notes to Financial Statements – continued

	Year ended 4/30/19		Year ended 4/30/18

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(64,357,748)	$(379,828,657)	(65,024,156)	$(387,844,378)
Class B	(312,457)	(1,841,013)	(389,325)	(2,315,805)
Class C	(5,016,704)	(29,601,778)	(9,001,534)	(53,514,092)
Class I	(19,391,465)	(114,056,386)	(36,892,213)	(219,519,398)
Class R1	(3,031)	(17,799)	(15,443)	(91,677)
Class R2	(197,024)	(1,161,860)	(246,538)	(1,471,246)
Class R3	(51,345)	(302,743)	(177,298)	(1,056,781)
Class R4	(1,073,106)	(6,321,154)	(146,410)	(873,542)
Class R6	(11,061,646)	(65,066,561)	(13,523,862)	(80,460,298)
Class 529A	(6,596,037)	(38,892,234)	(5,512,363)	(32,884,940)
Class 529B	(423,004)	(2,487,180)	(369,222)	(2,195,987)
Class 529C	(3,486,726)	(20,562,066)	(4,466,784)	(26,567,312)
	(111,970,293)	$(660,139,431)	(135,765,148)	$(808,795,456)

Net change
Class A	19,375,379	$114,192,652	(3,454,510)	$(20,604,036)
Class B	(19,869)	(119,252)	(242,610)	(1,444,824)
Class C	(1,602,447)	(9,498,297)	(6,441,771)	(38,276,120)
Class I	7,452,085	43,678,406	(19,142,805)	(114,017,631)
Class R1	25,864	151,995	(4,837)	(28,673)
Class R2	(69,688)	(409,909)	(92,280)	(550,924)
Class R3	14,360	86,642	(99,591)	(595,093)
Class R4	(1,058,389)	(6,233,933)	20,270	122,570
Class R6	5,254,826	31,069,375	2,703,887	16,164,455
Class 529A	3,164,588	18,728,873	3,497,405	20,702,330
Class 529B	(88,357)	(517,649)	107,045	634,328
Class 529C	114,910	704,899	(505,071)	(2,968,077)
	32,563,262	$191,833,802	(23,654,868)	$(140,861,695)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective May 1, 2006, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. Effective June 1, 2019, purchases of the fund’s Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 18%, 7%, 4%, and 1%, respectively, of the value of outstanding voting shares of the fund.

48

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended April 30, 2019, the fund’s commitment fee and interest expense were $7,597 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$26,521,309	$510,712,412	$492,236,955	$(2,924)	$520	$44,994,362

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$787,753	$—

49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Limited Maturity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Limited Maturity Fund (the “Fund”), including the portfolio of investments, as of April 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by

50

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 18, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

51

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

52

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

53

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

54

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

55

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 75)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

56

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Philipp Burgener Alexander Mackey

57

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020.

58

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

59

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

60

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

April 30, 2019

MFS® Municipal Limited Maturity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MTL-ANN

MFS® Municipal Limited Maturity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as

Brexit. Those concerns dissipated in the early months of 2019 due to the more dovish posture of the U.S. Federal Reserve and other global central banks, reported progress toward a trade pact between the United States and China, and action against a no-deal Brexit by the British Parliament. However, a last-minute breakdown in negotiations between the U.S. and China derailed the market’s momentum and increased concerns over the future pace of global growth. Compounding Brexit uncertainty was the resignation of British Prime Minister Theresa May, potentially ushering in a harder form of Brexit than she had advocated. U.S. equities have continued to outperform their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2018, which contributed to the continuation of relatively healthy levels of U.S. economic output against a backdrop of slower global growth. Inflation remains largely subdued globally, which is encouraging for asset markets. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging environment for global trade has hindered manufacturing in most regions.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

June 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
General Obligations – General Purpose	16.2%
Healthcare Revenue – Hospitals	9.3%
General Obligations – Schools	8.8%
Utilities – Other	5.9%
Investor Owned Utilities	5.7%
State & Local Agencies	5.7%
Special Tax – Transportation	4.7%
Municipal Student Loans	4.6%
Universities – Colleges	4.1%
Water & Sewer Utility Revenue	3.8%

Composition including fixed income credit quality (a)(i)
AAA	5.0%
AA	26.5%
A	36.3%
BBB	19.3%
BB	4.5%
B	0.2%
CCC (o)	0.0%
CC	0.8%
C	1.3%
D	1.9%
Not Rated	4.2%
Cash & Cash Equivalents (o)	(0.0%)

Portfolio facts (i)
Average Duration (d)	3.9
Average Effective Maturity (m)	4.9 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

Portfolio Composition – continued

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.

Percentages are based on net assets as of April 30, 2019.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2019, Class A shares of the MFS Municipal Limited Maturity Fund (fund) provided a total return of 4.36%, at net asset value. This compares with a return of 4.51% for the fund’s benchmark, the Bloomberg Barclays 1-9 Year Municipal Bond Index.

Market Environment

Led by weakness in China and Europe, the global economy decelerated during the reporting period as business and investor sentiment was undermined by growing trade frictions. Additionally, tighter financial conditions contributed to an uptick in market volatility late in 2018. Equity valuations fell and credit spreads widened, fueled in part by concerns that the US Federal Reserve would over-tighten policy, choking off the nearly decade-long US economic expansion.

However, the Fed reversed course in January due to slowing global growth, rising trade tensions, abating inflationary pressures and increasing market volatility, and signaled that its policy was on hold. Additionally, the Fed announced that it would maintain a larger balance sheet than it had previously indicated. These dovish shifts helped equity valuations rebound, reduced volatility and narrowed credit spreads. In early 2019, central banks globally tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank (ECB) acknowledging that it may not be able to hike rates in the fall of 2019, as it had earlier projected. The ECB also extended a refinancing facility for eurozone banks.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved at the end of the period as the Fed adopted its more dovish posture and hopes grew for a trade deal between the US and China, although idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, the lack of consensus in the United Kingdom on the best path toward Brexit, a fractious Eurosceptic Italian coalition government and large-scale protests in France over stagnant wages were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets were nervous about the less-market-friendly approach of Mexico’s new president Andrés Manuel López Obrador. For much of the period, the contentious US–China trade relationship was a drag on global sentiment. Signs of progress toward a resolution helped steady markets late in the period while China’s economy showed signs of stabilizing.

Over the reporting period, municipal bonds provided solid positive returns, with the lower-quality and longer-duration segments performing especially well. Reduced primary market supply generally supported municipal bonds during the period because supply was impacted in 2018, consequent of issuances pulled forward into 2017 before, and in anticipation of, proposed tax law changes. Further limiting issuance in calendar year 2018 and early 2019, were tax law changes which eliminated

Management Review – continued

pre-refundings when the proceeds were used to advance-refund previously issued debt. Puerto Rican bonds recovered strongly, boosted by ongoing progress in restructuring negotiations.

Fundamentals in municipals were generally stable for the period, due to stable-to-improving tax revenue.

Factors Affecting Performance

Relative to the Bloomberg Barclays 1-9 Year Municipal Bond Index, security selection, notably within the housing sector, was a primary detractor from relative performance. Security selection within “BBB”-rated (r) bonds also weakened relative results.

Conversely, the fund’s duration (d) stance was a positive factor for relative returns. Yields generally declined over the reporting period, across all maturities, which benefited relative results as the fund had a greater average exposure to changes in interest rates. Additionally, the fund’s yield curve (y) positioning, notably a greater exposure to bonds of 10-year maturities and a lesser exposure to bonds of 2-year maturities, benefited relative performance. The fund’s greater allocation to “BBB”-rated bonds also supported relative results and helped offset its weak security selection within this credit quality segment.

Respectfully,

Portfolio Manager(s)
Jason Kosty and Geoffrey Schechter

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 4/30/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 4/30/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	3/17/92	4.36%	1.99%	2.66%	N/A
B	9/07/93	3.59%	1.23%	1.90%	N/A
C	7/01/94	3.49%	1.13%	1.79%	N/A
I	8/30/10	4.52%	2.14%	N/A	2.21%
R6	9/01/17	4.60%	N/A	N/A	2.09%

Comparative benchmark(s)
Bloomberg Barclays 1-9 Year Municipal Bond Index (f)		4.51%	1.99%	2.72%	N/A

Average annual with sales charge
A With Initial Sales Charge (2.50%)		1.75%	1.48%	2.40%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.41)%	0.85%	1.90%	N/A
C With CDSC (1% for 12 months) (v)		2.49%	1.13%	1.79%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays 1-9 Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (1 to 9 years) tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2018 through April 30, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/18	Ending Account Value 4/30/19	Expenses Paid During Period (p) 11/01/18-4/30/19
A	Actual	0.67%	$1,000.00	$1,036.36	$3.38
	Hypothetical (h)	0.67%	$1,000.00	$1,021.47	$3.36
B	Actual	1.42%	$1,000.00	$1,032.58	$7.16
	Hypothetical (h)	1.42%	$1,000.00	$1,017.75	$7.10
C	Actual	1.52%	$1,000.00	$1,032.03	$7.66
	Hypothetical (h)	1.52%	$1,000.00	$1,017.26	$7.60
I	Actual	0.52%	$1,000.00	$1,037.13	$2.63
	Hypothetical (h)	0.52%	$1,000.00	$1,022.22	$2.61
R6	Actual	0.44%	$1,000.00	$1,037.54	$2.22
	Hypothetical (h)	0.44%	$1,000.00	$1,022.61	$2.21

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

4/30/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Municipal Bonds - 97.9%

Issuer	Shares/Par	Value ($)
Alabama - 2.9%
Alabama Building Renovation Finance Authority Rev., 4%, 9/01/2019	$1,615,000	$1,627,855
Alabama Public School & College Authority Rev., “B”, 5%, 1/01/2023	14,390,000	16,102,986
Auburn University, General Fee Rev., “A”, 5%, 6/01/2021	2,170,000	2,319,231
Black Belt Energy Gas District, AL, Gas Prepay Rev., “A”, 4%, 12/01/2048 (Put Date 12/01/2023)	3,750,000	4,002,787
Black Belt Energy Gas District, AL, Gas Prepay Rev., “B-1”, FLR, 2.576% (67% of LIBOR - 1mo. + 0.9%), 12/01/2048 (Put Date 12/01/2023)	11,480,000	11,261,995
Houston County, AL, Health Care Authority (Southeast Alabama Medical Center), “A”, 5%, 10/01/2025	1,165,000	1,340,857
Phenix City, AL, Water & Sewer Rev., “A”, BAM, 5%, 8/15/2025	2,225,000	2,542,952
Southeast Alabama Gas Supply District Rev. (Project No. 1), “A”, 4%, 4/01/2049 (Put Date 4/01/2024)	9,880,000	10,577,627
Southeast Alabama Gas Supply District Rev. (Project No. 2), “A”, 4%, 6/01/2049 (Put Date 6/01/2024)	10,000,000	10,800,200

		$60,576,490
Alaska - 0.3%
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2021	$1,400,000	$1,450,610
Alaska Industrial Development & Export Authority Power Rev. (Snettisham Hydroelectric Project), 5%, 1/01/2022	1,200,000	1,266,636
Valdez, AK, Marine Terminal Rev. (BP Pipelines Project), “B”, 5%, 1/01/2021	4,000,000	4,199,360

		$6,916,606
Arizona - 1.6%
Arizona Health Facilities Authority Rev. (Phoenix Children’s Hospital), “A-1”, FLR, 4.15% (MUNIPSA + 1.85%), 2/01/2048 (Put Date 2/05/2020)	$3,000,000	$3,011,070
Arizona Industrial Development Authority, Senior Living Rev. (Great Lakes Senior Living Facilities LLC, First Tier), “A”, 5%, 1/01/2029	895,000	1,053,558
Chandler, AZ, Industrial Development Authority Rev. (Intel Corp. Project), 2.7%, 12/01/2037 (Put Date 8/14/2023)	5,150,000	5,229,155
La Paz County, AZ, Industrial Development Authority Education Facility Lease Rev. (Charter School Solutions-Harmony Public Schools Project), “A”, 5%, 2/15/2028	945,000	1,071,271

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arizona - continued
Phoenix, AZ, Civic Improvement Corp., Water System Rev., FGIC, 5.5%, 7/01/2021	$1,260,000	$1,363,937
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 3%, 7/01/2020	500,000	499,590
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Basis Schools Projects), “A”, 4%, 7/01/2025	1,240,000	1,284,504
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Great Hearts Academies Project), “A”, 2.95%, 7/01/2026	3,145,000	3,130,847
Phoenix, AZ, Industrial Development Authority Education Facility Rev. (Legacy Traditional Schools Project), 3%, 7/01/2020	285,000	284,154
Phoenix, AZ, Industrial Development Authority, Arizona Student Housing Rev. (Downtown Student Housing LLC), “A”, 5%, 7/01/2023	150,000	164,882
Phoenix, AZ, Industrial Development Authority, Arizona Student Housing Rev. (Downtown Student Housing LLC), “A”, 5%, 7/01/2024	400,000	446,796
Phoenix, AZ, Industrial Development Authority, Arizona Student Housing Rev. (Downtown Student Housing LLC), “A”, 5%, 7/01/2026	250,000	288,040
Phoenix, AZ, Industrial Development Authority, Arizona Student Housing Rev. (Downtown Student Housing LLC), “A”, 5%, 7/01/2027	600,000	699,750
Phoenix, AZ, Industrial Development Authority, Arizona Student Housing Rev. (Downtown Student Housing LLC), “A”, 5%, 7/01/2028	150,000	176,850
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), “A”, 4%, 9/01/2029	1,950,000	2,038,706
Salt River, AZ, Agricultural Improvement & Power District, “A”, 5%, 1/01/2025	3,800,000	4,483,430
State of Arizona, COP, “A”, 5%, 10/01/2028	7,000,000	8,664,880

		$33,891,420
Arkansas - 0.6%
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/2020	$355,000	$363,169
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/2021	465,000	488,492
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “B”, 5%, 2/01/2022	380,000	409,895
Arkansas Four-Lane Highway Construction & Improvement Rev., 5%, 6/15/2021	5,000,000	5,352,300
Conway, AR, Health Facilities Board, Hospital Improvement Rev. (Conway Regional Medical Center), “A”, 5%, 8/01/2024	530,000	587,107

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Arkansas - continued
Independence County, AR, Pollution Control Rev. (Entergy Arkansas, Inc. Project), 2.375%, 1/01/2021	$3,250,000	$3,270,345
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2022	300,000	332,175
Pulaski County, AR, Public Facilities Board, Healthcare Rev. (Baptist Health), 5%, 12/01/2023	1,665,000	1,887,327

		$12,690,810
California - 4.0%
California Department of Water Resources, Power Supply Rev., “M”, 4%, 5/01/2019	$3,000,000	$3,000,000
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/2020	1,250,000	1,290,362
California Educational Facilities Authority Rev. (University of San Francisco), ETM, 5%, 10/01/2021	245,000	265,617
California Educational Facilities Authority Rev., Unrefunded Balance (University of San Francisco), 5%, 10/01/2021	255,000	276,774
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “C”, 5%, 7/01/2043 (Put Date 10/15/2019)	2,750,000	2,792,240
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “D”, 5%, 7/01/2043 (Put Date 10/15/2020)	2,400,000	2,511,744
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5%, 11/01/2025	1,130,000	1,299,511
California Municipal Finance Authority Rev. (NorthBay Healthcare Group), “A”, 5%, 11/01/2026	1,000,000	1,165,160
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A”, 2.5%, 11/01/2038 (Put Date 5/01/2024)	1,365,000	1,365,000
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A-1”, 3.375%, 7/01/2025	5,000,000	5,241,300
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2024	350,000	393,166
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2025	365,000	416,848
California School Finance Authority, Charter School Rev. (Aspire Public Schools), 5%, 8/01/2026	300,000	341,100
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2021	750,000	777,472
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2022	1,120,000	1,177,277
California School Finance Authority, School Facility Rev. (Alliance for College-Ready Public Schools Projects), “A”, 4%, 7/01/2023	1,245,000	1,323,622

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 3%, 11/01/2022	$260,000	$262,564
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 3.5%, 11/01/2027	1,335,000	1,393,126
Elk Grove, CA, Finance Authority Special Tax Rev., 5%, 9/01/2022	450,000	497,642
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 3.5%, 6/01/2036	1,645,000	1,636,693
Jurupa, CA, Public Financing Authority, Special Tax Rev., “A”, 5%, 9/01/2019	475,000	480,401
Jurupa, CA, Public Financing Authority, Special Tax Rev., “A”, 5%, 9/01/2020	550,000	574,211
La Verne, CA, Brethren Hillcrest Homes, COP, 4%, 5/15/2019	565,000	565,424
La Verne, CA, Brethren Hillcrest Homes, COP, 5%, 5/15/2021	310,000	326,238
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Rev., “A”, 5.25%, 11/15/2020	930,000	976,174
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev., “D”, AGM, 5%, 9/01/2022	1,865,000	2,068,210
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev., “D”, AGM, 5%, 9/01/2023	1,865,000	2,123,228
Los Angeles County, CA, Sanitation Districts Financing Authority Rev. (Capital Projects), “A”, 5%, 10/01/2020	5,000,000	5,253,250
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “B”, 5%, 5/15/2026	1,350,000	1,623,888
Los Angeles, CA, Department of Water & Power Rev., “A”, 5%, 7/01/2019	1,000,000	1,005,860
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/2021	750,000	803,820
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 4%, 9/01/2019	1,300,000	1,310,257
Sacramento, CA, Municipal Utility District, “X”, 5%, 8/15/2020	1,750,000	1,829,747
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2020	750,000	782,010
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2021	1,200,000	1,291,176
San Bernardino, CA, City Unified School District, “A”, AGM, 5%, 8/01/2023	1,100,000	1,253,472
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/2020	500,000	518,745
San Francisco, CA, City & County Airports Commission, International Airport Rev. (SFO Fuel Company LLC), “A”, 5%, 1/01/2027	2,205,000	2,644,170
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 5/01/2025 (Prerefunded 5/03/2021)	285,000	305,252

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
California - continued
San Francisco, CA, City & County Airports Commission, International Airport Rev., Unrefunded Balance, “D”, 5%, 5/01/2025	$715,000	$763,277
San Pablo, CA, Redevelopment Agency Rev., “A”, 5%, 6/15/2020	1,000,000	1,037,560
San Ramon CA, Public Financing Authority, Capital Appreciation, “A”, AAC, 0%, 2/01/2026	1,690,000	1,416,473
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/2019	625,000	632,319
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/2020	985,000	1,031,029
Santa Cruz County, CA, Redevelopment Successor Agency Tax Allocation, 5%, 9/01/2021	1,350,000	1,460,497
State of California, 5%, 8/01/2026	3,490,000	4,259,161
State of California, 5%, 8/01/2027	5,750,000	6,763,380
State of California, “B”, FLR, 2.506% (70% of LIBOR - 1mo. + 0.76%), 12/01/2031 (Put Date 12/01/2021)	5,000,000	5,026,300
State of California, Various Purpose General Obligation Refunding, 5%, 4/01/2031	1,820,000	2,359,048
State of California, Various Purpose General Obligation Refunding, 5%, 4/01/2031	3,500,000	4,394,845
Sweetwater, CA, Union High School District, 5%, 8/01/2031	1,665,000	1,910,138

		$84,216,778
Colorado - 1.3%
Colorado Educational & Cultural Facilities Authority Rev. (Colorado Springs Charter Academy Project), 5.25%, 7/01/2028	$2,015,000	$2,078,472
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 3.25%, 7/15/2022	1,040,000	1,054,165
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School Building Corp.), 5%, 6/01/2029	515,000	559,604
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/2020	310,000	315,881
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 6/01/2022	545,000	573,013
Colorado Educational & Cultural Facilities Authority Rev. (Union Colony School Project), 4%, 4/01/2023	130,000	136,569
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2021	1,160,000	1,242,290
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 12/01/2022	1,750,000	1,919,208
Colorado Health Facilities Authority Rev., Improvement Bonds (Valley View Hospital Association Project), 2.8%, 5/15/2042 (Put Date 5/15/2023)	4,805,000	4,901,340

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Colorado - continued
Colorado Housing & Finance Authority Rev., “B-1”, GNMA, 4%, 11/01/2048	$1,745,000	$1,851,323
Denver, CO, City & County Airport Systems Rev., “B”, 5%, 11/15/2019	445,000	453,019
Denver, CO, City & County Excise Tax Rev., “A”, ASSD GTY, 6%, 9/01/2021 (Prerefunded 9/01/2019)	1,500,000	1,522,020
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2024	1,500,000	1,682,535
Denver, CO, Convention Center Hotel Authority Rev., 5%, 12/01/2025	2,000,000	2,274,280
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, 5%, 12/01/2021	1,640,000	1,760,179
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, 5%, 12/01/2023	1,000,000	1,120,470
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2025	500,000	586,050
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2026	1,300,000	1,549,873
Park Creek Metropolitan District, CO, Senior Limited Property Tax Supported Rev., “A”, NATL, 5%, 12/01/2027	1,270,000	1,508,468

		$27,088,759
Connecticut - 2.2%
Connecticut Health & Educational Facilities Authority Rev. (Connecticut State University), “N”, 5%, 11/01/2024	$1,930,000	$2,152,606
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2023	2,800,000	2,999,780
Connecticut Health & Educational Facilities Authority Rev. (Masonicare), “F”, 5%, 7/01/2024	1,840,000	1,986,795
Connecticut Health & Educational Facilities Authority Rev. (Sacred Heart University), “H”, ETM, AGM, 5%, 7/01/2019	2,350,000	2,363,278
Connecticut Housing Finance Authority, Mortgage Finance Program, “A-2”, 4%, 11/15/2041	3,850,000	4,066,485
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2020	1,830,000	1,918,060
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2021	3,775,000	4,073,716
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2023	3,000,000	3,416,190
Hartford County, CT, Metropolitan District, “C”, AGM, 5%, 11/01/2024	5,600,000	6,532,400
State of Connecticut, “A”, 5%, 9/01/2023	2,005,000	2,264,688
State of Connecticut, “D”, BAM, 4%, 8/15/2030	11,250,000	12,271,725

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Connecticut - continued
University of Connecticut, General Obligation, “A”, BAM, 5%, 1/15/2028	$1,720,000	$2,049,500

		$46,095,223
Delaware - 0.0%
Delaware Economic Development Authority Rev. (Delaware Military Academy, Inc. Project), 4%, 9/01/2024	$215,000	$223,574
Delaware Economic Development Authority Rev. (Newark Charter School, Inc.), “A”, 2.8%, 9/01/2026	430,000	433,324

		$656,898
District of Columbia - 0.3%
District of Columbia Rev. (Methodist Home of the District of Columbia Issue), 4.5%, 1/01/2025	$40,000	$39,545
District of Columbia University Rev. (Georgetown University), 5%, 4/01/2026	1,045,000	1,248,733
District of Columbia, Housing Finance Agency, Multi-Family Development Program, “B-1”, FHA, 2.55%, 9/01/2023 (Put Date 3/01/2022)	5,000,000	5,081,900

		$6,370,178
Florida - 3.3%
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 3.375%, 5/01/2021	$1,005,000	$1,030,135
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 3.6%, 5/01/2022	1,040,000	1,078,886
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 3.75%, 5/01/2023	1,080,000	1,139,821
Broward County, FL, School Board, COP, “A”, AGM, 5%, 7/01/2028	4,505,000	5,255,398
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2020	370,000	381,962
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2024	535,000	604,058
Daytona Beach, FL, Halifax Hospital Medical Center Rev., 5%, 6/01/2025	615,000	707,158
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2019	4,000,000	4,010,640
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/2020	1,435,000	1,484,522
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 4/01/2021	1,300,000	1,377,896
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 4/01/2022	600,000	650,850
Florida Municipal Power Agency Rev. (St. Lucie Project), “A”, 5%, 10/01/2019	2,365,000	2,398,086

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Florida - continued
Florida Municipal Power Agency Rev. (St. Lucie Project), “A”, 5%, 10/01/2020	$1,330,000	$1,392,949
Lee Memorial Health System, FL, Hospital Rev., “A-2”, 5%, 4/01/2033 (Put Date 4/01/2026)	5,135,000	5,989,618
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2020	300,000	313,023
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2021	200,000	214,106
Miami Beach, FL, Health Facilities Authority Hospital Rev. (Mount Sinai Medical Center of Florida), 5%, 11/15/2024	400,000	458,388
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 10/01/2019	1,875,000	1,900,538
Miami-Dade County, FL, Industrial Development Authority Rev. (Pinecrest Academy Project), 5%, 9/15/2024	380,000	407,846
Miami-Dade County, FL, Tax Anticipation Notes, 5%, 6/15/2019	25,000,000	25,097,750
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/2020	1,730,000	1,790,169
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/2021	1,825,000	1,934,920
Orange County, FL, Health Facilities Authority Rev. (Presbyterian Retirement Communities Project), 5%, 8/01/2022	1,810,000	1,961,750
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2020	600,000	628,146
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (BRRH Corp. Obligated Group), 5%, 12/01/2021	1,200,000	1,289,196
Sarasota County, FL, Health Facility Authority Retirement Facility Improvement Rev. (Village on the Isle Project), “B-2”, 2.7%, 1/01/2022	1,100,000	1,094,379
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/2019	500,000	502,605
Tampa, FL, Solid Waste System Rev., 5%, 10/01/2020	3,000,000	3,129,510
Tampa, FL, Solid Waste System Rev., 5%, 10/01/2021	1,000,000	1,071,630

		$69,295,935
Georgia - 3.2%
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/2020	$400,000	$408,936
Atlanta, GA, Water & Wastewater Rev., “B”, 5%, 11/01/2025	1,000,000	1,202,490
Bartow County, GA, Development Authority Pollution Control Rev. (Georgia Power Plant Bowen Project), 2.05%, 9/01/2029 (Put Date 11/19/2021)	4,135,000	4,098,612
Burke County, GA, Development Authority Pollution Control Rev. (Georgia Power Company Plant Vogtle Project), 1.85%, 12/01/2049 (Put Date 8/22/2019)	7,500,000	7,493,475
DeKalb County, GA, Water & Sewer Rev., “A”, 5%, 10/01/2021	1,000,000	1,079,260

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Georgia - continued
Fulton County, GA, Development Authority Rev. (Georgia Tech Athletic Association), “A”, 5%, 10/01/2019	$5,000,000	$5,067,250
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/2021	5,030,000	5,311,278
Gainesville, GA, Hall County Hospital Authority (Northeast Georgia Health System, Inc.), “B”, FLR, 3.25% (MUNIPSA + 0.95%), 8/15/2035 (Put Date 2/18/2020)	2,500,000	2,501,225
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “B-2”, 3.5%, 6/01/2039	3,065,000	3,150,728
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 5/15/2020	500,000	514,410
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 5/15/2021	700,000	737,037
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/2022	8,670,000	9,358,658
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “B”, 4%, 8/01/2048 (Put Date 12/01/2023)	8,815,000	9,537,389
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “B”, FLR, 2.426% (67% of LIBOR - 1mo. + 0.75%), 4/01/2048 (Put Date 9/01/2023)	10,000,000	9,916,900
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “Q”, 5%, 10/01/2021	1,750,000	1,880,515
Glynn-Brunswick Memorial Hospital Authority Rev., Anticipation Certificates (Southeast Georgia Health System Project), 5%, 8/01/2023	1,750,000	1,936,410
Monroe County, GA, Development Authority Pollution Control Rev. (Georgia Power Co. Plant Scherer Project), 2.05%, 7/01/2049 (Put Date 11/19/2021)	2,750,000	2,725,800

		$66,920,373
Guam - 0.5%
Guam Education Financing Foundation, Refunding, COP (Guam Public School Facilities Project), “A”, 5%, 10/01/2020	$1,500,000	$1,553,025
Guam Education Financing Foundation, Refunding, COP (Guam Public School Facilities Project), “A”, 5%, 10/01/2021	2,425,000	2,567,445
Guam Government Business Privilege Tax Rev., “A”, 5%, 1/01/2027	3,185,000	3,348,868
Guam Port Authority Rev., “B”, 5%, 7/01/2019	420,000	421,764
Guam Port Authority Rev., “B”, 5%, 7/01/2023	500,000	545,670
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/2021	1,500,000	1,605,615

		$10,042,387

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Hawaii - 0.4%
City & County of Honolulu, HI, General Obligation, “A”, 5%, 9/01/2027	$2,015,000	$2,498,640
State of Hawaii, “FH”, 5%, 10/01/2025	5,000,000	5,987,550

		$8,486,190
Idaho - 0.2%
Idaho Health Facilities Authority Rev. (St. Luke’s Health System Project), “A”, 5%, 3/01/2026	$2,000,000	$2,359,300
Idaho Health Facilities Authority Rev. (St. Luke’s Health System Project), “A”, 5%, 3/01/2027	2,100,000	2,514,813

		$4,874,113
Illinois - 11.1%
Bolingbrook, IL, Special Service Areas Taxes, AGM, 4%, 3/01/2025	$1,500,000	$1,637,160
Bolingbrook, IL, Special Service Areas Taxes, AGM, 4%, 3/01/2027	1,500,000	1,655,055
Chicago, IL, “A”, 5%, 1/01/2022	1,000,000	1,055,400
Chicago, IL, “A”, 5%, 1/01/2028	5,000,000	5,590,650
Chicago, IL, “A”, 5%, 1/01/2029	3,000,000	3,369,540
Chicago, IL, “A”, 5%, 1/01/2031	2,000,000	2,215,700
Chicago, IL, “A”, AGM, 5%, 1/01/2027	145,000	145,364
Chicago, IL, “A”, AGM, 5%, 1/01/2028 (Prerefunded 1/01/2020)	3,430,000	3,502,201
Chicago, IL, Board of Education (School Reform), “A”, NATL, 5.25%, 12/01/2023	3,875,000	4,227,354
Chicago, IL, Board of Education (School Reform), “A”, NATL, 5.25%, 12/01/2023	5,425,000	5,918,295
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2022	785,000	699,725
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2023	675,000	579,474
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “A”, NATL, 0%, 12/01/2028	4,435,000	3,098,380
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2019	550,000	541,041
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2022	360,000	320,893
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2023	8,170,000	7,013,782
Chicago, IL, Board of Education (School Reform), Capital Appreciation, “B-1”, NATL, 0%, 12/01/2026	1,925,000	1,468,833
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AAC, 5.5%, 12/01/2019	200,000	203,014
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2025	2,500,000	2,859,350

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2026	$1,500,000	$1,739,520
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2027	2,750,000	3,227,428
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “A”, AGM, 5%, 12/01/2028	2,250,000	2,665,710
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “C”, 5%, 12/01/2027	3,000,000	3,270,900
Chicago, IL, Board of Education, Unlimited Tax General Obligation Refunding Dedicated Rev., “C”, AGM, 5%, 12/01/2027	10,000,000	11,736,100
Chicago, IL, City Colleges of Chicago Capital Improvement Project, Capital Appreciation, NATL, 0%, 1/01/2026	6,640,000	5,317,445
Chicago, IL, Metropolitan Pier & Exposition Authority, State Tax Rev., Capital Appreciation, “A”, NATL, 0%, 6/15/2024	7,075,000	6,116,267
Chicago, IL, Metropolitan Pier & Exposition Authority, State Tax Rev., Capital Appreciation, “A”, NATL, 0%, 12/15/2026	900,000	711,819
Chicago, IL, Midway Airport Rev., Second Lien, “A”, 5.5%, 1/01/2030	3,060,000	3,399,966
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2023	820,000	906,518
Chicago, IL, O’Hare International Airport Rev., Senior Lien, “A”, 5%, 1/01/2025	5,000,000	5,761,850
Chicago, IL, Tax Increment Rev. (Pilsen Development Project), “A”, 5%, 6/01/2021	3,375,000	3,579,795
Chicago, IL, Tax Increment Rev. (Pilsen Development Project), “A”, 5%, 6/01/2022	4,250,000	4,622,470
Chicago, IL, Transit Authority Refunding Rev., 5%, 6/01/2026	2,500,000	2,907,125
Chicago, IL, Wastewater Transmission Rev., Second Lien, “A”, AGM, 5%, 1/01/2027	1,500,000	1,767,450
Chicago, IL, Wastewater Transmission Rev., Second Lien, “B”, AGM, 5%, 1/01/2027	2,000,000	2,356,600
Chicago, IL, Water Rev., AGM, 5%, 11/01/2027	4,160,000	4,906,470
Chicago, IL, Water Rev., Second Lien, AGM, 5%, 11/01/2028	1,400,000	1,644,006
City of Country Club Hills, Cook County, IL, Refunding, BAM, 4%, 12/01/2024	1,180,000	1,262,293
City of Country Club Hills, Cook County, IL, Refunding, BAM, 4%, 12/01/2025	1,230,000	1,327,465
Cook County, IL, General Obligation Refunding, 5%, 11/15/2020	700,000	731,717
Cook County, IL, General Obligation Refunding, 5%, 11/15/2021	600,000	643,830
Cook County, IL, General Obligation Refunding, “C”, AGM, 5%, 11/15/2025	10,000,000	10,991,500
Cook County, IL, School District No. 111, General Obligation, AGM, 4%, 12/01/2029	550,000	589,034

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Cook County, IL, School District No. 111, General Obligation, BAM, 5%, 12/01/2029	$935,000	$1,098,849
Cook County, IL, School District No. 111, General Obligation, BAM, 5%, 12/01/2030	1,040,000	1,211,933
Granite City, IL, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 2.2%, 5/01/2027 (Put Date 5/01/2020)	2,475,000	2,475,000
Illinois Educational Facilities Authority Rev. (University of Chicago), “B”, 1.875%, 7/01/2025 (Put Date 2/13/2020)	6,750,000	6,753,847
Illinois Finance Authority Rev. (DePaul University), ETM, 5%, 10/01/2020	5,000	5,232
Illinois Finance Authority Rev. (DePaul University), Unrefunded Balance, 5%, 10/01/2020	3,330,000	3,476,154
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2023	400,000	437,456
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2024	350,000	390,544
Illinois Finance Authority Rev. (Edward-Elmhurst Healthcare), “A”, 5%, 1/01/2025	825,000	938,429
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4%, 5/15/2023	1,000,000	1,033,120
Illinois Finance Authority Rev. (Presbyterian Homes Obligated Group), “B”, FLR, 3.101% (70% of LIBOR - 1mo. + 1.35%), 5/01/2036 (Put Date 5/01/2021)	700,000	702,079
Illinois Finance Authority Rev. (Presence Health Network), “C”, 5%, 2/15/2023	3,900,000	4,357,743
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.75%, 8/15/2021 (Prerefunded 8/15/2019)	645,000	654,359
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), “C”, 5%, 8/15/2021	1,000,000	1,058,480
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2025	750,000	858,825
Illinois Finance Authority Rev. (Southern Illinois Healthcare Enterprises, Inc.), “C”, 5%, 3/01/2026	750,000	872,828
Illinois Housing Development Authority Multifamily Rev. (Century Woods), 1.9%, 10/01/2022 (Put Date 10/01/2021)	1,270,000	1,269,479
Illinois Railsplitter Tobacco Settlement Authority Rev., 5%, 6/01/2023	2,500,000	2,784,725
Illinois Railsplitter Tobacco Settlement Authority Rev., 5.5%, 6/01/2023 (Prerefunded 6/01/2021)	1,605,000	1,730,511
Illinois Railsplitter Tobacco Settlement Authority Rev., 6%, 6/01/2028 (Prerefunded 6/01/2021)	1,135,000	1,235,311
Illinois Sports Facilities Authority, AAC, 5.5%, 6/15/2030	705,000	706,854
Illinois Sports Facilities Authority, State Tax Supported Refunding Rev., AGM, 5%, 6/15/2027	945,000	1,050,008

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Kane, Cook & DuPage Counties, IL, School District Rev., Capital Appreciation, “B”, ETM, 0%, 1/01/2021	$3,230,000	$3,134,586
Kane, Cook & DuPage Counties, IL, School District Rev., Capital Appreciation, “B”, Unrefunded Balance, 0%, 1/01/2021	4,215,000	4,062,586
Madison County, IL, Edwardsville Community Unit School District No. 007, BAM, 4%, 12/01/2020	785,000	811,910
Madison County, IL, Edwardsville Community Unit School District No. 007, BAM, 5%, 12/01/2028	450,000	510,012
Madison County, IL, Edwardsville Community Unit School District No. 007, BAM, 5%, 12/01/2029	465,000	526,138
Madison, Macoupin, Etc. Counties, IL, Community College District No. 536, BAM, 5%, 11/01/2027	1,485,000	1,670,254
Metropolitan Pier & Exposition Authority Refunding Bonds (McCormick Place Expansion Project), “A”, Capital Appreciation, AGM, 0%, 6/15/2026	2,385,000	1,956,582
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. (McCormick Place Expansion Project), NATL, 5.5%, 6/15/2029	3,110,000	3,590,619
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 4%, 10/01/2020	500,000	511,750
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/2019	475,000	480,040
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/2020	520,000	538,746
Romeoville, IL, Rev. (Lewis University Project), 5%, 10/01/2022	500,000	538,165
Southwestern, IL, Development Authority Health Facility Rev. (Hospital Sisters Services, Inc.), “A”, 5%, 2/15/2025	1,000,000	1,165,320
Southwestern, IL, Development Authority Health Facility Rev. (Hospital Sisters Services, Inc.), “A”, 5%, 2/15/2026	3,000,000	3,563,040
State of Illinois, 5%, 6/01/2020	2,250,000	2,312,235
State of Illinois, 5%, 1/01/2022	500,000	506,705
State of Illinois, 5%, 1/01/2024	3,000,000	3,038,610
State of Illinois, 5%, 11/01/2027	8,310,000	9,185,209
State of Illinois, AGM, 5%, 2/01/2027	910,000	1,005,605
State of Illinois, BAM, 5%, 8/01/2021	8,870,000	9,364,148
State of Illinois, NATL, 6%, 11/01/2026	2,565,000	2,974,400
State of Illinois, “A”, 5%, 12/01/2020	1,630,000	1,694,287
State of Illinois, “A”, 4%, 1/01/2025	1,775,000	1,799,158
State of Illinois, “B”, 5%, 11/01/2019	8,815,000	8,943,875
State of Illinois, “B”, 5%, 12/01/2020	900,000	935,496
State of Illinois, “D”, 5%, 11/01/2028	3,440,000	3,799,996
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2025	380,000	431,178
Upper Illinois River Valley Development Authority Rev. (Morris Hospital), 5%, 12/01/2026	915,000	1,046,916

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Illinois - continued
Will County, IL, Forest Preservation District, 5%, 12/15/2019	$1,250,000	$1,275,525

		$234,759,346
Indiana - 2.2%
Ball State University Board of Trustees (Student Fee), “R”, 5%, 7/01/2024	$1,000,000	$1,162,680
Evansville, IN, Redevelopment Authority Lease Rental Rev. (Arena Project), BAM, 5%, 2/01/2025	1,000,000	1,162,570
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 10/15/2021	1,000,000	1,074,480
Indiana Development Finance Authority Solid Water Disposal Rev. (Waste Management, Inc. Project), 2.95%, 10/01/2031 (Put Date 10/01/2021)	595,000	595,000
Indiana Economic Development Finance Authority Rev. (Republic Services, Inc. Project), “A”, 2.1%, 5/01/2034 (Put Date 6/01/2019)	3,270,000	3,270,523
Indiana Finance Authority Rev. (Butler University), “A”, 5%, 2/01/2022	1,000,000	1,073,940
Indiana Finance Authority, Wastewater Utility Rev. (CWA Authority Project), “A”, 5%, 10/01/2019	335,000	339,590
Indiana Finance Authority, Water Utility Rev. (Citizens Energy Group Project), “B”, 2.95%, 10/01/2022	5,000,000	5,156,350
Indiana Health Facility Financing Authority Rev. (Ascension Health Subordinate Credit Group), “A-8”, 1.25%, 11/01/2027 (Put Date 5/01/2020)	1,720,000	1,709,336
Indianapolis, IN, Local Public Improvement, Community Justice Campus (Courthouse and Jail Project), “A”, 5%, 2/01/2028	1,100,000	1,370,919
Indianapolis, IN, Local Public Improvement, Community Justice Campus (Courthouse and Jail Project), “A”, 5%, 2/01/2029	1,000,000	1,262,150
Indianapolis, IN, Local Public Improvement, Community Justice Campus (Courthouse and Jail Project), “A”, 5%, 2/01/2030	1,300,000	1,626,313
Indianapolis, IN, Local Public Improvement, Community Justice Campus (Courthouse and Jail Project), “A”, 5%, 2/01/2031	1,500,000	1,860,435
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/2020	1,690,000	1,721,738
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2025	1,500,000	1,735,125
Lake County, IN, Hammond Multi-School Building Corp., 5%, 1/15/2026	1,500,000	1,747,905
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2026	1,210,000	1,422,536
Lake County, IN, Hammond Multi-School Building Corp., 5%, 1/15/2027	1,515,000	1,791,897
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2027	1,000,000	1,191,900

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Indiana - continued
Lake County, IN, Hammond Multi-School Building Corp., 5%, 1/15/2028	$1,000,000	$1,205,320
Lake County, IN, Hammond Multi-School Building Corp., 5%, 7/15/2028	1,435,000	1,725,487
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 5.875%, 1/01/2024	1,200,000	1,307,604
Whiting, IN, Environmental Facilities Rev. (BP Products North America, Inc. Project), 5%, 11/01/2047 (Put Date 11/01/2024)	7,500,000	8,575,950
Whiting, IN, Environmental Facilities Rev. (BP Products North America, Inc. Project), “A”, 5%, 3/01/2046 (Put Date 3/01/2023)	3,000,000	3,323,100

		$47,412,848
Iowa - 0.5%
Iowa Finance Authority, Single Family Mortgage Rev., “A”, FNMA, 4%, 7/01/2047	$755,000	$802,467
Iowa Student Loan Liquidity Corp. Rev., “A”, 5%, 12/01/2020	1,050,000	1,096,011
Iowa Student Loan Liquidity Corp. Rev., “A”, 5%, 12/01/2022	1,375,000	1,502,490
Iowa Student Loan Liquidity Corp. Rev., “A”, 5%, 12/01/2024	1,000,000	1,132,950
Iowa Student Loan Liquidity Corp. Rev., “A”, 5%, 12/01/2025	1,425,000	1,638,194
Iowa Student Loan Liquidity Corp. Rev., “A”, 3.75%, 12/01/2033	3,470,000	3,545,160
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.625%, 12/01/2019	425,000	429,722
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.875%, 12/01/2020	1,150,000	1,179,544

		$11,326,538
Kansas - 0.2%
Coffeyville, KS, Electric Utility System Rev. “B”, NATL, 5%, 6/01/2021	$1,200,000	$1,265,580
Coffeyville, KS, Electric Utility System Rev. “B”, NATL, 5%, 6/01/2022	1,200,000	1,296,072
Coffeyville, KS, Electric Utility System Rev. “B”, NATL, 5%, 6/01/2024	1,300,000	1,461,161
Wyandotte County/Kansas City, KS, Unified Government Utility System Improvement Rev., “A”, 5%, 9/01/2019	1,000,000	1,010,870

		$5,033,683
Kentucky - 3.3%
Carroll County, KY, Environmental Facilities Rev. (Utilities Company Project), “A”, 3.375%, 2/01/2026	$10,000,000	$10,261,000
Commonwealth of Kentucky State Property & Buildings Commission Rev. (Project No. 100), “A”, 5%, 8/01/2020	5,000,000	5,196,950
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2025	1,750,000	1,966,825

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Kentucky - continued
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2026	$2,000,000	$2,279,700
Kentucky Economic Development Finance Authority Hospital Rev. (Owensboro Health, Inc.), “A”, 5%, 6/01/2027	2,625,000	3,023,423
Kentucky Higher Education Student Loan Corp. Rev., “A”, 3%, 6/01/2029	2,375,000	2,416,776
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2022	300,000	324,018
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2023	350,000	385,819
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2024	700,000	785,001
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2025	1,350,000	1,537,515
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2026	2,000,000	2,304,640
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2027	3,000,000	3,492,930
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2028	1,150,000	1,350,882
Kentucky Higher Education Student Loan Corp. Rev., “A-1”, 5%, 6/01/2029	700,000	825,566
Louisville & Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 4%, 5/01/2026	1,190,000	1,237,898
Louisville & Jefferson County, KY, Metro Government College Improvement Rev. (Bellarmine University Project), “A”, 4%, 5/01/2027	1,105,000	1,147,940
Public Energy Authority of Kentucky, Gas Supply Rev., “B”, 4%, 1/01/2049 (Put Date 1/01/2025)	10,000,000	10,930,100
Public Energy Authority of Kentucky, Gas Supply Rev., “C-1”, 4%, 12/01/2049 (Put Date 6/01/2025)	10,000,000	10,901,300
Trimble, KY, Pollution Control Rev. (Louisville Gas & Electric Co.), “B”, 2.55%, 11/01/2027	8,000,000	8,082,320
University of Kentucky, General Receipts, “A”, 4%, 10/01/2029	1,000,000	1,107,230

		$69,557,833
Louisiana - 1.0%
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2021	$1,460,000	$1,557,002
Louisiana Citizens Property Insurance Corp. Rev., AGM, 5%, 6/01/2022	1,165,000	1,278,320
Louisiana Tobacco Settlement Authority Rev., “2013-A”, 5%, 5/15/2023	2,160,000	2,391,466

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Louisiana - continued
New Orleans, LA, Aviation Board General Airport Rev. (North Terminal Project), “B”, 4%, 1/01/2026	$4,105,000	$4,475,517
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2023	1,480,000	1,646,100
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2024	350,000	397,334
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2026	735,000	850,704
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2027	945,000	1,087,213
New Orleans, LA, Sewerage Services Rev., 5%, 6/01/2029	1,890,000	2,152,521
New Orleans, LA, Water Rev., 5%, 12/01/2019	700,000	712,789
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/2040 (Put Date 6/01/2022)	4,335,000	4,522,619

		$21,071,585
Maine - 0.4%
Maine Municipal Bond Bank, “B”, 5%, 11/01/2024	$1,000,000	$1,172,210
Maine Municipal Bond Bank, “B”, 5%, 11/01/2025	1,000,000	1,198,400
Portland, ME, General Airport Rev., 4%, 7/01/2020	200,000	204,658
State of Maine, “B”, 5%, 6/01/2020	5,000,000	5,184,050

		$7,759,318
Maryland - 1.4%
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2024	$850,000	$965,405
Baltimore, MD, Convention Center Hotel Rev., 5%, 9/01/2026	2,000,000	2,322,240
Howard County, MD, Special Obligation (Downtown Columbia Project), “A”, 4%, 2/15/2028	500,000	514,050
Maryland Department of Housing & Community Development, “D”, 4%, 9/01/2036	2,625,000	2,730,394
Maryland Economic Development Corp. Adjustable Mode Rev. Refunding (Constellation Energy Group, Inc. Project), “B”, 2.55%, 12/01/2025 (Put Date 6/01/2020)	2,710,000	2,718,022
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2024	1,350,000	1,487,794
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2025	1,600,000	1,785,120
Maryland Economic Development Corp., Student Housing Rev. (University of Maryland College Park), AGM, 4%, 6/01/2026	650,000	732,316
Prince George’s County, MD, Public Improvement, “A”, 5%, 9/15/2024	7,000,000	8,195,600
Rockville, MD, Mayor & Council Economic Development Rev. (Ingleside at King Farm Project), “C-3”, 2.5%, 11/01/2024	630,000	630,006
University System of Maryland, Auxiliary Facility & Tuition Rev., “D”, 5%, 10/01/2022	1,000,000	1,111,940
Washington Suburban Sanitary District, MD, Consolidated Public Improvement, 5%, 6/01/2021	5,500,000	5,882,965

		$29,075,852

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - 3.4%
Commonwealth of Massachusetts, General Obligation, “B”, 5%, 8/01/2021	$6,185,000	$6,649,246
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2026	475,000	557,764
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2027	600,000	711,822
Massachusetts Development Finance Agency Refunding Rev. (Suffolk University), 5%, 7/01/2028	520,000	622,851
Massachusetts Development Finance Agency Rev. (Brandeis University), “S-1”, 5%, 10/01/2027	2,000,000	2,425,320
Massachusetts Development Finance Agency Rev. (Brandeis University), “S-1”, 5%, 10/01/2028	2,340,000	2,877,615
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), “Q”, 5%, 7/01/2022	2,240,000	2,467,181
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), “Q”, 5%, 7/01/2023	1,375,000	1,555,634
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 4%, 4/15/2020	25,000	25,337
Massachusetts Development Finance Agency Rev. (Sabis International Charter School Issue), 5%, 4/15/2025	145,000	157,363
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/2019	1,605,000	1,627,422
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2025	1,500,000	1,734,810
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2026	1,750,000	2,053,660
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/2027	2,000,000	2,374,360
Massachusetts Development Finance Agency Rev. (UMass Memorial Health Care Obligated Group), “I”, 5%, 7/01/2024	1,000,000	1,137,730
Massachusetts Development Finance Agency Rev. (Wellforce), “A”, 5%, 7/01/2025	1,150,000	1,327,870
Massachusetts Development Finance Agency Rev. (Wellforce), “A”, 5%, 7/01/2026	1,500,000	1,762,440
Massachusetts Development Finance Agency Rev. (Wellforce), “A”, 5%, 7/01/2027	1,000,000	1,188,810
Massachusetts Development Finance Agency Rev. (Wellforce), “A”, 5%, 7/01/2028	780,000	938,512
Massachusetts Development Finance Agency Rev. (Wellforce), “A”, 5%, 7/01/2029	850,000	1,025,788
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Waste Management, Inc. Project), 2.15%, 5/01/2027 (Put Date 5/01/2020)	1,195,000	1,195,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Massachusetts - continued
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 5%, 1/01/2021	$5,500,000	$5,774,505
Massachusetts Educational Financing Authority, Education Loan Rev., “I”, 5%, 1/01/2025	3,450,000	3,947,938
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.75%, 7/01/2019	1,235,000	1,240,817
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 5%, 7/01/2020	4,400,000	4,555,452
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 3.5%, 7/01/2033	4,345,000	4,424,296
Massachusetts Educational Financing Authority, Education Loan Rev., “K”, 3.625%, 7/01/2032	2,850,000	2,945,218
Massachusetts School Building Authority, Senior Dedicated Sales Tax Rev., “A”, 5%, 8/15/2022	8,405,000	9,320,389
Scituate, MA, General Obligation Anticipation Notes, 3%, 12/13/2019	4,516,000	4,553,483

		$71,178,633
Michigan - 3.1%
Detroit, MI, Downtown Development Authority Subordinate Tax Rev. (General Development Area No. 1 Project), “B”, AGM, 5%, 7/01/2023	$1,250,000	$1,383,412
Detroit, MI, Downtown Development Authority Subordinate Tax Rev. (General Development Area No. 1 Project), “B”, AGM, 5%, 7/01/2025	1,000,000	1,119,650
Detroit, MI, Downtown Development Authority Tax Rev. (Catalyst Development Project), “A”, AGM, 5%, 7/01/2029	1,000,000	1,106,110
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), “F”, 3.875%, 10/01/2023	540,000	564,754
Michigan Finance Authority (Detroit Financial Recovery Income Tax Rev.), “F”, 4%, 10/01/2024	675,000	715,676
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Refunding Second Lien Local Project), “C”, 5%, 7/01/2026	1,000,000	1,167,870
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2019	1,000,000	1,005,260
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2020	1,500,000	1,555,890
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Sewage Disposal System Rev. Second Lien Local Project), “C-7”, NATL, 5%, 7/01/2021	1,000,000	1,064,400

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Refunding Local Project), “D-1”, 5%, 7/01/2021	$400,000	$424,624
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Second Lien Local Project), “D-1”, AGM, 5%, 7/01/2020	1,500,000	1,555,890
Michigan Finance Authority Local Government Loan Program Rev. (Detroit Water and Sewerage Department Water Supply System Rev. Senior Lien Local Project), “D-1”, AGM, 5%, 7/01/2021	3,500,000	3,742,375
Michigan Finance Authority Rev. (Unemployment Obligation Assessment), “B”, 5%, 7/01/2020	9,000,000	9,050,220
Michigan Finance Authority, Hospital Rev. (Trinity Health Credit Group), 5%, 12/01/2044 (Put Date 2/01/2025)	10,000,000	11,584,500
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/2020	1,000,000	1,041,350
Michigan Strategic Fund Ltd. Obligation Rev. (I-75 Improvement Project), 5%, 12/31/2027	2,000,000	2,381,740
Michigan Strategic Fund Ltd. Obligation Rev. (I-75 Improvement Project), 5%, 6/30/2028	3,000,000	3,593,220
Michigan Strategic Fund Ltd. Obligation Rev. (I-75 Improvement Project), 5%, 12/31/2028	3,000,000	3,610,020
Regents of the University of Michigan General Rev., “A”, 5%, 4/01/2025	5,000,000	5,938,100
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “D”, 5%, 9/01/2021	2,460,000	2,640,195
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2024	250,000	290,745
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2025	350,000	416,136
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2026	1,745,000	2,076,375
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2027	2,775,000	3,343,958
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “D”, 5%, 12/01/2028	2,595,000	3,157,259
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “G”, 5%, 12/01/2023	400,000	455,480

		$64,985,209
Minnesota - 0.9%
Duluth, MN, Independent School District No. 709, “A”, COP, 3%, 3/01/2020	$335,000	$336,290
Duluth, MN, Independent School District No. 709, “A”, COP, 3%, 3/01/2021	390,000	392,586

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Minnesota - continued
Duluth, MN, Independent School District No. 709, “A”, COP, 3%, 3/01/2022	$610,000	$613,843
Duluth, MN, Independent School District No. 709, “A”, COP, 3%, 3/01/2023	630,000	632,211
Duluth, MN, Independent School District No. 709, “A”, COP, 3.25%, 3/01/2024	650,000	655,694
Duluth, MN, Independent School District No. 709, “A”, COP, 3.25%, 3/01/2025	675,000	677,093
Duluth, MN, Independent School District No. 709, “A”, COP, 4%, 3/01/2027	730,000	760,112
Duluth, MN, Independent School District No. 709, “A”, COP, 4%, 3/01/2028	765,000	789,702
Duluth, MN, Independent School District No. 709, “A”, COP, STAPRP, 5%, 2/01/2025	135,000	153,954
Duluth, MN, Independent School District No. 709, “B”, COP, STAPRP, 5%, 2/01/2026	290,000	335,756
Duluth, MN, Independent School District No. 709, “B”, COP, STAPRP, 5%, 2/01/2028	125,000	148,084
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Senior Airport Rev., “C”, 5%, 1/01/2025	250,000	293,780
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Senior Airport Rev., “C”, 5%, 1/01/2026	200,000	240,418
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Subordinate Airport Rev., “B”, 5%, 1/01/2020	1,750,000	1,786,977
Minneapolis-St. Paul, MN, Metropolitan Airports Commission, Subordinate Airport Rev., “B”, 5%, 1/01/2021	2,000,000	2,101,700
Minnesota Office of Higher Education Supplemental Student Loan Program Rev., 4%, 11/01/2037	3,215,000	3,367,198
State of Minnesota, “B”, 5%, 8/01/2021	5,000,000	5,369,550

		$18,654,948
Mississippi - 2.5%
City of Jackson, MS, Water & Sewer System Rev., BAM, 4%, 9/01/2019	$700,000	$703,962
City of Jackson, MS, Water & Sewer System Rev., BAM, 4%, 9/01/2020	625,000	639,075
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2024	2,065,000	2,315,071
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2025	3,590,000	4,092,097
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2026	2,485,000	2,873,629
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital at Gulfport Project), 5%, 7/01/2027	1,395,000	1,594,346

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Mississippi - continued
Mississippi Business Finance Corp., Rev. (System Energy Resources, Inc. Project), 2.5%, 4/01/2022	$10,000,000	$10,031,500
Mississippi Development Bank Special Obligation (Gulfport Public Improvement Project), BAM, 5%, 11/01/2030	1,745,000	2,074,159
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 5%, 10/01/2020	660,000	670,144
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 5.5%, 10/01/2021	1,165,000	1,202,431
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 5.5%, 10/01/2022	585,000	604,352
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 6%, 10/01/2023	700,000	733,950
Mississippi Development Bank Special Obligation (Marshall County Industrial Development Authority Mississippi Highway Construction Project), 5%, 1/01/2021	1,685,000	1,773,530
Mississippi Development Bank Special Obligation (Municipal Energy Agency Power Supply Project), “A”, AGM, 5%, 3/01/2023	1,000,000	1,107,720
Mississippi Gaming Tax Rev., “A”, 5%, 10/15/2024	750,000	865,943
Mississippi Gaming Tax Rev., “A”, 5%, 10/15/2028	1,400,000	1,722,392
Mississippi Home Corp., Multi-Family Housing Rev. (Gateway Affordable Communities Project), 2.4%, 2/01/2022 (Put Date 8/01/2021)	5,000,000	5,074,550
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/2022	7,000,000	7,582,470
State of Mississippi, “B”, 5%, 12/01/2025	415,000	498,531
Warren County, MS, Gulf Opportunity Zone Rev. (International Paper Company Project), 2.9%, 9/01/2032 (Put Date 9/01/2023)	4,000,000	4,075,440
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2024	400,000	456,592
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2025	585,000	682,976
West Rankin, MS, Utility Authority Rev., AGM, 5%, 1/01/2026	525,000	611,342

		$51,986,202
Missouri - 1.1%
Grundy County, MO, Industrial Development Authority Health Facilities Rev. (Wright Memorial Hospital), 6.125%, 9/01/2025	$435,000	$438,780
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 4%, 2/01/2020	535,000	541,088
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 5%, 2/01/2021	565,000	588,708
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 5%, 2/01/2022	550,000	584,914
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Services Projects), “A”, 5%, 2/01/2025	215,000	239,437

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Missouri - continued
Missouri Health & Educational Facilities Authority Rev. (Mercy Health), “A”, 5%, 6/01/2027	$2,500,000	$3,038,100
Missouri Health & Educational Facilities Authority Rev. (Mercy Health), “A”, 5%, 6/01/2028	7,820,000	9,637,055
Missouri Health & Educational Facilities Authority Rev. (St. Louis College of Pharmacy), 5%, 5/01/2019	450,000	450,000
Missouri Housing Development Commission, Single Family Mortgage Rev. (Special Home Ownership Loan Program), “B”, GNMA, 4%, 11/01/2040	730,000	760,514
University of Missouri Curators Facilities Rev, “A”, 5%, 11/01/2019	5,000,000	5,084,850
Wentzville, MO, School District R-IV, General Obligation Refunding & Improvement Rev. (Missouri Direct Deposit Program), 4%, 3/01/2029	1,555,000	1,751,754

		$23,115,200
Nebraska - 0.6%
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), 5%, 9/01/2020	$1,710,000	$1,767,644
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 3), 5%, 9/01/2021	2,000,000	2,116,360
Central Plains Energy Project, NE, Gas Project Rev. (Project No. 4), 5%, 3/01/2050 (Put Date 1/01/2024)	8,500,000	9,438,145
Nebraska Investment Finance Authority, Single Family Housing Rev., “A”, 3%, 3/01/2044	175,000	175,390

		$13,497,539
Nevada - 0.8%
Clark County, NV, General Obligation Bank Refunding, “A”, 5%, 11/01/2019	$6,200,000	$6,304,594
Washoe County, NV, Water Facilities Rev. (Sierra Pacific Power Projects), “F”, 2.05%, 3/01/2036 (Put Date 4/15/2022)	10,250,000	10,246,617

		$16,551,211
New Hampshire - 0.5%
New Hampshire Business Finance Authority, Pollution Control Rev. (United Illuminating Company Project), “A”, 2.8%, 10/01/2033 (Put Date 10/02/2023)	$5,000,000	$5,124,400
New Hampshire Health & Education Facilities Authority Rev. (Memorial Hospital), 5.25%, 6/01/2026	4,405,000	4,847,923

		$9,972,323

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - 6.0%
Atlantic City, NJ, Tax Appeal Refunding Rev., “A”, BAM, 5%, 3/01/2024	$345,000	$389,429
Atlantic City, NJ, Tax Appeal Refunding Rev., “A”, BAM, 5%, 3/01/2027	200,000	238,556
City of Trenton, NJ, General Obligation Refunding, AGM, 4%, 7/15/2022	1,325,000	1,409,588
City of Trenton, NJ, General Obligation Refunding, AGM, 4%, 7/15/2023	1,000,000	1,072,350
New Jersey Building Authority, State Building Rev. Unrefunded Balance, “A”, BAM, 5%, 6/15/2025	1,205,000	1,386,533
New Jersey Building Authority, State Building Rev. Unrefunded Balance, “A”, BAM, 5%, 6/15/2026	900,000	1,045,845
New Jersey Building Authority, State Building Rev., “A”, ETM, BAM, 5%, 6/15/2025	795,000	941,264
New Jersey Building Authority, State Building Rev., “A”, ETM, BAM, 5%, 6/15/2026	600,000	726,408
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 5%, 11/01/2020	1,000,000	1,039,960
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., 5%, 11/01/2021	2,465,000	2,620,689
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/2024	1,000,000	1,121,390
New Jersey Economic Development Authority Refunding Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2025	1,000,000	1,151,680
New Jersey Economic Development Authority Refunding Rev. (Provident Group - Montclair Properties LLC - Montclair State University Student Housing Project), ASSD GTY, 5%, 6/01/2026	1,000,000	1,172,060
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5%, 7/01/2020	500,000	516,980
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5%, 1/01/2021	300,000	314,244
New Jersey Economic Development Authority Rev. (Goethals Bridge Replacement Project), 5%, 7/01/2021	425,000	451,023
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2021	95,000	98,796
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2022	560,000	594,356
New Jersey Economic Development Authority Rev. (Provident Group - Rowan Properties LLC - Rowan University Student Housing Project), “A”, 5%, 1/01/2023	640,000	691,462

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2025	$1,610,000	$1,814,373
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2026	2,000,000	2,273,780
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2027	1,500,000	1,716,690
New Jersey Economic Development Authority Rev., School Facilities Construction, “DDD”, 5%, 6/15/2028	3,000,000	3,408,480
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/2019	255,000	257,211
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, 3.125%, 7/01/2029	1,115,000	1,120,163
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2027	8,495,000	9,961,577
New Jersey Economic Development Motor Vehicle Surcharges Subordinate Refunding Rev., “A”, BAM, 5%, 7/01/2028	2,425,000	2,832,279
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2023	1,615,000	1,791,439
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2024	2,150,000	2,434,875
New Jersey Health Care Facilities, Financing Authority Rev. (University Hospital), “A”, AGM, 5%, 7/01/2026	1,420,000	1,636,195
New Jersey Health Care Facilities, Financing Authority, State Contract Refunding Bonds (Hospital Asset Transformation Program), 5%, 10/01/2027	2,000,000	2,302,080
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “1A”, 2.75%, 12/01/2027	2,895,000	2,921,402
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “1A”, 3.5%, 12/01/2029	950,000	961,742
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “1B”, 2.95%, 12/01/2028	8,270,000	8,403,312
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Rev., “A”, 3.35%, 12/01/2029	10,000,000	10,513,500
New Jersey Tobacco Settlement Financing Corp., “A”, 5%, 6/01/2023	1,750,000	1,939,175
New Jersey Tobacco Settlement Financing Corp., “B”, 3.2%, 6/01/2027	11,000,000	11,372,460
New Jersey Transportation Trust Fund Authority, “B”, AAC, 5.5%, 9/01/2026	1,985,000	2,373,623
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A”, 5%, 6/15/2024	4,000,000	4,515,640
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., “A-2”, 5%, 6/15/2020	5,000,000	5,163,450

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New Jersey - continued
New Jersey Transportation Trust Fund Authority, Transportation Program (SIFMA Index Multimodal Notes), “BB-2”, FLR, 3.5% (SIFMA + 1.2%), 6/15/2034 (Put Date 12/15/2021)	$10,000,000	$10,075,100
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, 5%, 6/15/2019	230,000	230,879
New Jersey Transportation Trust Fund Authority, Transportation System, “A”, NATL, 5.75%, 6/15/2023	1,010,000	1,151,915
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, AAC, 5.25%, 12/15/2023	155,000	175,798
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, NATL, 5.5%, 12/15/2020	1,910,000	2,014,706
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, NATL, 5.5%, 12/15/2021	5,000,000	5,439,150
New Jersey Transportation Trust Fund Authority, Transportation System, Capital Appreciation, “C”, AGM, 0%, 12/15/2032	1,890,000	1,173,444
Newark, NJ, Housing Authority Rev. (South Ward Police Facility), AGM, 5%, 12/01/2024	1,440,000	1,644,365
Newark, NJ, Housing Authority Rev. (South Ward Police Facility), AGM, 5%, 12/01/2025	1,850,000	2,152,364
Newark, NJ, Housing Authority Rev. (South Ward Police Facility), AGM, 5%, 12/01/2026	1,725,000	2,039,399
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, ETM, 5%, 6/01/2019	3,580,000	3,589,738

		$126,382,917
New Mexico - 0.5%
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, “A-1”, FNMA, 4%, 1/01/2049	$1,095,000	$1,166,000
New Mexico Municipal Energy Acquisition Authority, Gas Supply Rev., “A”, 5%, 11/01/2039 (Put Date 8/01/2019)	9,315,000	9,385,701

		$10,551,701
New York - 6.0%
Build NYC Resource Corp., Solid Waste Disposal Rev. (Pratt Paper New York, Inc. Project), 3.75%, 1/01/2020	$410,000	$412,612
Hempstead, NY, Local Development Corp. Rev. (Adelphi University Project), 5%, 6/01/2022	1,140,000	1,215,502
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “A”, 4%, 2/03/2020	15,000,000	15,253,050
Metropolitan Transportation Authority Rev., NY, Anticipation Note, “A-2”, 4%, 8/15/2019	15,000,000	15,099,900
Nassau County, NY, Local Economic Assistance Corp. Rev. (Catholic Health Services of Long Island Obligated Group Project), 5%, 7/01/2020	1,000,000	1,035,090

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2021	$200,000	$210,786
New Rochelle, NY, Corp. for Local Development Rev. (Iona College Project), “A”, 5%, 7/01/2022	250,000	269,732
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2023	1,300,000	1,450,007
New York Dormitory Authority Rev. (Orange Regional Medical Center Obligated Group Rev.), 5%, 12/01/2025	2,400,000	2,781,144
New York Energy Research & Development Authority, Pollution Control Rev. (New York Electric & Gas Corp.), “A”, 2.375%, 12/01/2027	10,000,000	10,069,700
New York Energy Research & Development Authority, Pollution Control Rev. (New York Electric & Gas Corp.), “D”, 3.5%, 10/01/2029	3,370,000	3,584,096
New York Energy Research & Development Authority, Pollution Control Rev. (Rochester Gas & Electric Corp.), “A”, 3%, 8/01/2032 (Put Date 7/01/2025)	11,125,000	11,554,091
New York Environmental Facilities Corp. Rev., “C”, 5%, 5/15/2020	3,395,000	3,517,050
New York Environmental Facilities Corp. Rev., “C”, ETM, 5%, 11/15/2020	5,000	5,258
New York Environmental Facilities Corp. Rev., Unrefunded Balance, “C”, 5%, 11/15/2020	2,820,000	2,969,319
New York Thruway Authority General Rev., Junior Indebtedness Obligations, “A”, 5%, 5/01/2019	2,675,000	2,675,000
New York Transportation Development Corp., Special Facilities Rev. (Delta Airlines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project), 5%, 1/01/2026	15,000,000	17,437,050
New York, NY, “I”, 5%, 8/01/2022	7,500,000	8,292,450
New York, NY, City Housing Development Corp., “B1”, 5%, 7/01/2019	1,250,000	1,256,850
New York, NY, City Housing Development Corp., Multi-Family Housing Rev., “K-1-A”, 3.05%, 11/01/2027	5,195,000	5,282,536
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), “A”, ETM, 5%, 7/01/2019	130,000	130,723
Port Authority of NY & NJ (170th Series), 5%, 12/01/2019	1,410,000	1,436,917
Poughkeepsie, NY, Anticipation Notes, “A”, 3%, 5/02/2020	510,000	512,504
Poughkeepsie, NY, Public Improvement, 5%, 6/01/2020	1,655,000	1,699,222
Poughkeepsie, NY, Public Improvement, 5%, 6/01/2021	2,040,000	2,140,123
Poughkeepsie, NY, Public Improvement, 5%, 6/01/2022	1,070,000	1,145,317
Poughkeepsie, NY, Public Improvement, 5%, 6/01/2023	1,125,000	1,222,909
Poughkeepsie, NY, Public Improvement, 5%, 6/01/2024	465,000	513,211
Poughkeepsie, NY, Public Improvement, 5%, 6/01/2025	235,000	262,723
Suffolk County, NY, “B”, AGM, 5%, 10/15/2025	7,000,000	8,286,670
Tobacco Settlement Asset Securitization Corp., NY, “1”, 5%, 6/01/2025	1,000,000	1,151,150

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
New York - continued
Tobacco Settlement Asset Securitization Corp., NY, “1”, 5%, 6/01/2026	$2,000,000	$2,333,880
Tobacco Settlement Asset Securitization Corp., NY, “1”, 5%, 6/01/2027	1,500,000	1,771,845

		$126,978,417
North Carolina - 1.0%
Charlotte, NC, COP (Convention Facility Project), “A”, 5%, 12/01/2020	$4,100,000	$4,316,644
New Hanover County, NC, General Obligation School, 5%, 9/01/2024	2,615,000	3,064,519
New Hanover County, NC, General Obligation School, 5%, 9/01/2025	2,140,000	2,569,241
North Carolina Capital Facilities Finance Agency Student Housing Rev. (NCA&T University Foundation LLC Project), “A”, ASSD GTY, 5%, 6/01/2022	665,000	725,083
North Carolina Capital Facilities Finance Agency Student Housing Rev. (NCA&T University Foundation LLC Project), “A”, ASSD GTY, 5%, 6/01/2023	325,000	363,093
North Carolina Capital Facilities Finance Agency Student Housing Rev. (NCA&T University Foundation LLC Project), “A”, ASSD GTY, 5%, 6/01/2024	700,000	798,651
North Carolina Turnpike Authority, Triangle Expressway System Turnpike Rev., AGM, 5%, 1/01/2026	1,500,000	1,765,965
North Carolina Turnpike Authority, Triangle Expressway System Turnpike Rev., AGM, 5%, 1/01/2027	4,000,000	4,787,320
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 10/01/2020	500,000	523,810
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2025	645,000	751,528
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/2026	1,000,000	1,185,470
Wayne County, NC, Limited Obligation, 4%, 6/01/2029	1,035,000	1,169,643

		$22,020,967
North Dakota - 0.1%
Williston, ND, Airport Rev., 4%, 11/01/2029	$2,310,000	$2,423,352

Ohio - 3.1%
Buckeye, OH, Tobacco Settlement Financing Authority Rev., “A-2”, 5.125%, 6/01/2024	$910,000	$854,681
Cleveland, OH, Airport System Rev., “A”, 5%, 1/01/2024	2,000,000	2,242,020
Cleveland, OH, Airport System Rev., “A”, 5%, 1/01/2025	1,970,000	2,247,593
Cleveland, OH, Airport System Rev., “A”, 5%, 1/01/2026	3,000,000	3,489,420
Cleveland, OH, Airport System Rev., “A”, 5%, 1/01/2029	1,250,000	1,342,425
Cleveland, OH, Airport System Rev., “A”, AGM, 5%, 1/01/2025	1,250,000	1,452,788

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Ohio - continued
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 5/15/2021 (Prerefunded 11/15/2020)	$375,000	$393,041
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 11/15/2021 (Prerefunded 11/15/2020)	385,000	403,522
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, 5%, 11/15/2022 (Prerefunded 11/15/2020)	405,000	424,485
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 3%, 5/15/2019	345,000	345,145
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 3%, 11/15/2019	300,000	301,878
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 4%, 5/15/2020	360,000	368,093
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Port of Cleveland Bond Fund), “C”, ETM, 4%, 11/15/2020	365,000	377,052
Columbus, OH, 5%, 7/01/2022	2,350,000	2,594,447
Columbus, OH, “A”, 5%, 4/01/2027	10,000,000	12,349,500
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2026	2,000,000	2,273,380
Cuyahoga County, OH, Hospital Rev. (Metrohealth System), 5%, 2/15/2027	2,150,000	2,471,726
Ohio Air Quality Development Authority, Facilities Rev. (Pratt Paper LLC Project), 3.75%, 1/15/2028	115,000	119,945
Ohio Higher Education, “C”, 5%, 8/01/2021	8,000,000	8,596,800
Ohio Higher Educational Facility Commission Rev. (Xavier University Project), “C”, 5%, 5/01/2023	625,000	690,306
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), 5%, 12/31/2021	1,000,000	1,062,970
Ohio Tax Exempt Private Activity (Portsmouth Bypass Project), 5%, 12/31/2022	775,000	838,767
Ohio Water Development Authority, Solid Waste Rev. (Waste Management, Inc.), 3.25%, 11/01/2022 (Put Date 5/01/2019)	11,000,000	11,275,770
Ohio Water Development Authority, Water Pollution Control Rev., 5.25%, 6/01/2020	2,000,000	2,078,300
State of Ohio, Major New State Infrastructure Project Rev., 5%, 12/15/2023	6,625,000	7,598,477

		$66,192,531
Oklahoma - 0.3%
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), 5%, 11/15/2025	$800,000	$912,136

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Oklahoma - continued
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), 5%, 11/15/2026	$500,000	$575,570
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/2020	1,500,000	1,546,215
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/2021	700,000	742,959
Tulsa, OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/2022	600,000	653,454
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 5.5%, 10/01/2022	1,000,000	1,013,220

		$5,443,554
Oregon - 0.5%
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 4%, 5/01/2021	$350,000	$361,179
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), “A”, 5%, 5/01/2023	500,000	547,430
Gilliam County, OR, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 2.4%, 8/01/2025 (Put Date 5/02/2022)	475,000	475,000
Gilliam County, OR, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 2.4%, 7/01/2038 (Put Date 5/01/2019)	645,000	645,000
Lake Oswego, OR, 4%, 6/01/2019	1,195,000	1,197,331
Lake Oswego, OR, 4%, 6/01/2020	1,830,000	1,877,836
Lake Oswego, OR, 4%, 6/01/2021	2,330,000	2,444,729
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2024	1,500,000	1,723,200
Port of Portland, OR, International Airport Rev., “24B”, 5%, 7/01/2025	1,000,000	1,171,600

		$10,443,305
Pennsylvania - 7.1%
Allegheny County, PA, Hospital Development Authority Rev. (Allegheny Health Network Obligated Group), “A”, 5%, 4/01/2026	$2,750,000	$3,218,297
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A1”, FLR, 2.553% (LIBOR - 3mo. + 0.72%), 2/01/2021	670,000	670,978
Allentown, PA, City School District, BAM, 5%, 2/01/2026	4,155,000	4,842,652
Allentown, PA, City School District, BAM, 5%, 2/01/2027	4,375,000	5,171,119
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev. (City Center Refunding Project), 5%, 5/01/2022	700,000	740,047
Berks County, PA, Industrial Development Authority Health System Rev. (Tower Health Project), 5%, 11/01/2025	1,250,000	1,460,362

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Bethlehem, PA, Water Authority Rev., BAM, 5%, 11/15/2019	$500,000	$508,875
Cambria County, PA, ETM, BAM, 4%, 8/01/2019	900,000	905,355
Cambria County, PA, Unrefunded Balance, BAM, 4%, 8/01/2019	1,445,000	1,452,369
Commonwealth of Pennsylvania, AGM, 5%, 9/15/2025	9,000,000	10,742,850
Commonwealth of Pennsylvania, AGM, 5%, 9/15/2026	6,035,000	7,303,497
Commonwealth of Pennsylvania, Tobacco Master Settlement Financing Authority Rev., 5%, 6/01/2027	3,000,000	3,606,180
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2021	585,000	608,324
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2022	1,025,000	1,088,181
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries Project), 5%, 1/01/2023	730,000	789,802
Cumberland County, PA, Municipal Authority Rev. (Presbyterian Homes, Inc.), “C”, 4%, 12/01/2026	1,400,000	1,417,136
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2019	445,000	445,000
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2020	500,000	512,285
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2022	1,095,000	1,166,394
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 3.25%, 5/01/2023	210,000	212,213
Dallas, PA, Municipal Authority, University Rev. (Misericordia University Project), 5%, 5/01/2029	1,000,000	1,145,600
Erie, PA, City School District General Obligation, “A”, AGM, 5%, 4/01/2027	1,075,000	1,280,433
Erie, PA, City School District General Obligation, “A”, AGM, 5%, 4/01/2030	750,000	908,168
Erie, PA, City School District General Obligation, “A”, AGM, 5%, 4/01/2031	525,000	631,318
Erie, PA, City School District General Obligation, “B”, AGM, 5%, 4/01/2021	870,000	919,242
Erie, PA, City School District General Obligation, “B”, AGM, 5%, 4/01/2022	650,000	705,426
Erie, PA, City School District General Obligation, “B”, AGM, 5%, 4/01/2024	230,000	260,680
Erie, PA, City School District General Obligation, “B”, AGM, 5%, 4/01/2025	475,000	548,369
Erie, PA, City School District General Obligation, “B”, AGM, 5%, 4/01/2026	195,000	228,733
Erie, PA, City School District General Obligation, “C”, AGM, 5%, 4/01/2024	275,000	311,682

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Erie, PA, City School District General Obligation, “C”, AGM, 5%, 4/01/2026	$980,000	$1,149,530
Erie, PA, City School District General Obligation, “C”, AGM, 5%, 4/01/2027	1,300,000	1,548,430
Erie, PA, City School District General Obligation, “C”, AGM, 5%, 4/01/2029	2,000,000	2,439,860
Erie, PA, City School District General Obligation, “C”, AGM, 5%, 4/01/2030	425,000	514,628
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2021	300,000	321,000
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2022	320,000	350,941
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2024	700,000	794,948
Lancaster County, PA, Hospital Authority Health Center Rev. (Masonic Villages Project), 5%, 11/01/2025	265,000	303,502
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2021	1,295,000	1,209,375
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2022	1,345,000	1,221,946
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/2023	1,060,000	934,962
Luzerne County, PA, “A”, AGM, 5%, 12/15/2019	305,000	310,008
Luzerne County, PA, “A”, AGM, 5%, 11/15/2020	1,355,000	1,415,758
Luzerne County, PA, “A”, AGM, 5%, 11/15/2021	3,000,000	3,220,050
Luzerne County, PA, “A”, AGM, 5%, 12/15/2021	445,000	478,793
Luzerne County, PA, “A”, AGM, 5%, 12/15/2023	400,000	449,676
Luzerne County, PA, “A”, AGM, 5%, 12/15/2024	410,000	468,769
Luzerne County, PA, “A”, AGM, 5%, 12/15/2026	370,000	434,295
Luzerne County, PA, “A”, AGM, 5%, 12/15/2029	930,000	1,090,211
Luzerne County, PA, “B”, AGM, 5%, 5/15/2020	2,200,000	2,267,100
Luzerne County, PA, “B”, AGM, 5%, 5/15/2021	2,055,000	2,176,533
Luzerne County, PA, Industrial Development Authority, Tax Exempt Guaranteed Lease Rev., AGM, 5%, 12/15/2025	1,000,000	1,147,040
Luzerne County, PA, Wilkes-Barre Area School District, General Obligation, “B”, BAM, 5%, 8/01/2028	1,540,000	1,817,785
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), “A”, 5%, 1/01/2023 (Prerefunded 1/01/2022)	1,225,000	1,327,484
Montgomery County, PA, Higher Education & Health Authority Rev. (AICUP Financing Program - Gwynedd Mercy University Project), 4%, 5/01/2036 (Put Date 5/01/2022)	1,000,000	1,040,570
Montgomery County, PA, Higher Education & Health Authority Rev. (AICUP Financing Program - Gwynedd Mercy University Project), 4%, 5/01/2036 (Put Date 5/01/2023)	1,100,000	1,154,505

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
Montgomery County, PA, Industrial Development Authority Health System Rev. (Albert Einstein Healthcare Network Issue), “A”, 5%, 1/15/2021	$2,000,000	$2,081,860
Montgomery County, PA, Industrial Development Authority Health System Rev. (Albert Einstein Healthcare Network Issue), “A”, 5%, 1/15/2022	3,485,000	3,704,694
Montgomery County, PA, Industrial Development Authority Pollution Control Rev. (Peco Energy Company Project), “A”, 2.55%, 6/01/2029 (Put Date 6/01/2020)	880,000	882,605
Northampton and Lehigh Counties, PA, Bethlehem Area School District, “A”, 5%, 2/01/2025	4,575,000	5,362,174
Pennsylvania Economic Development Financing Authority Rev, Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 1.7%, 8/01/2037 (Put Date 8/03/2020)	2,000,000	1,991,780
Pennsylvania Economic Development Financing Authority, Exempt Facilities Rev. (Amtrak Project), “A”, 5%, 11/01/2019	1,325,000	1,344,504
Pennsylvania Higher Educational Facilities Authority Rev. (Trustees of the University of Pennsylvania), “A”, 5%, 2/15/2022	1,000,000	1,093,980
Pennsylvania Higher Educational Facilities Authority Rev. (Trustees of the University of Pennsylvania), “A”, 5%, 2/15/2023	475,000	534,841
Pennsylvania Higher Educational Facilities Authority Rev. (Trustees of the University of Pennsylvania), “A”, 5%, 2/15/2024	750,000	865,703
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 2.35%, 10/01/2021	2,755,000	2,764,174
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 2.45%, 4/01/2022	3,100,000	3,115,500
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 2.55%, 10/01/2022	3,190,000	3,211,182
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 2.8%, 4/01/2024	1,110,000	1,121,755
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “128A”, 4.75%, 4/01/2033	5,725,000	6,187,465
Philadelphia, PA, Authority for Industrial Development City Agreement Rev. (Cultural and Commercial Corridors Program), “A”, 5%, 12/01/2024	5,675,000	6,515,638
Philadelphia, PA, School District, “A”, 5%, 9/01/2025	1,000,000	1,156,290
Philadelphia, PA, School District, “A”, 5%, 9/01/2026	635,000	744,709
Philadelphia, PA, School District, “A”, 5%, 9/01/2027	1,850,000	2,195,154
Philadelphia, PA, School District, “F”, 5%, 9/01/2026	5,000,000	5,863,850
Philadelphia, PA, Water & Wastewater Rev., “A”, 5%, 7/01/2022	1,510,000	1,664,126
Scranton, PA, School District Rev., FLR, 2.551% (68% of LIBOR - 1mo. + 0.85%), 4/01/2031 (Put Date 4/01/2021)	5,440,000	5,447,181
West Mifflin, PA, Area School District, AGM, 5%, 4/01/2024	1,250,000	1,400,462

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Pennsylvania - continued
West Mifflin, PA, Area School District, AGM, 5%, 4/01/2025	$1,000,000	$1,140,390
West Mifflin, PA, Area School District, AGM, 5%, 4/01/2027	1,000,000	1,164,450
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2020	855,000	878,547
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2022	930,000	988,888
West Shore, PA, Area Authority Rev. (Messiah Village Project), “A”, 5%, 7/01/2025	1,605,000	1,768,212
York County, PA, School of Technology Authority Lease Rev., “A”, BAM, 5%, 2/15/2025	850,000	989,009
York County, PA, School of Technology Authority Lease Rev., “A”, BAM, 5%, 2/15/2026	1,000,000	1,144,930

		$150,713,319
Puerto Rico - 5.6%
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, ASSD GTY, 5%, 7/01/2028	$1,135,000	$1,155,997
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/2026	1,830,000	1,857,413
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “BB”, AGM, 5.25%, 7/01/2022	4,070,000	4,288,111
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “E”, AGM, 5.5%, 7/01/2020	3,880,000	3,983,208
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “E”, AGM, 5.5%, 7/01/2023	500,000	537,405
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “L”, NATL, 5.25%, 7/01/2024	740,000	788,056
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “N”, AGM, 5.5%, 7/01/2025	1,740,000	1,906,274
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “Y”, AGM, 6.25%, 7/01/2021	3,860,000	3,999,964
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AAC, 0%, 7/01/2019	570,000	566,495
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., Capital Appreciation, “N”, AAC, 0%, 7/01/2020	610,000	580,994
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 7/01/2021	8,765,000	9,124,979
Commonwealth of Puerto Rico, Public Improvement, “A”, AGC, 3.522%, 7/01/2019	7,145,000	7,144,428
Commonwealth of Puerto Rico, Public Improvement, “A”, AAC, 5.5%, 7/01/2019	1,365,000	1,370,283
Commonwealth of Puerto Rico, Public Improvement, “A”, ASSD GTY, 3.542%, 7/01/2020	4,000,000	3,994,000
Commonwealth of Puerto Rico, Public Improvement, “A”, ASSD GTY, 5.5%, 7/01/2029	1,905,000	2,113,007

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/2020	$8,220,000	$8,418,760
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027	2,000,000	2,046,260
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/2023	335,000	334,923
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 5%, 7/01/2023	1,365,000	1,394,211
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/2024	3,930,000	3,914,516
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/2020	40,000	40,741
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2021	5,115,000	5,298,628
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2022	1,095,000	1,146,509
Puerto Rico Electric Power Authority Rev., “NN”, NATL, 5.25%, 7/01/2023	435,000	459,825
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2024	110,000	111,262
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2025	115,000	116,271
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2022	300,000	303,693
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2023	370,000	374,399
Puerto Rico Electric Power Authority Rev., “RR”, NATL, 5%, 7/01/2024	1,845,000	1,866,162
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2019	1,625,000	1,630,622
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2020	345,000	347,519
Puerto Rico Electric Power Authority Rev., “SS”, NATL, 5%, 7/01/2023	860,000	870,225
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2024	530,000	536,079
Puerto Rico Electric Power Authority Rev., “TT”, NATL, 5%, 7/01/2026	25,000	25,266
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2022	260,000	265,034
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2023	1,075,000	1,097,639
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/2024	1,310,000	1,338,702

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 5%, 7/01/2019	$6,490,000	$6,508,367
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2025	195,000	208,960
Puerto Rico Electric Power Authority Rev., “VV”, NATL, 5.25%, 7/01/2026	460,000	494,891
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/2020	110,000	109,527
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2021	15,000	14,980
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2021	380,000	386,813
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 12/01/2021	235,000	234,629
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2022	295,000	300,174
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 3/01/2026	90,000	89,819
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/2027	390,000	393,432
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2023	3,980,000	4,272,013
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2024	4,900,000	5,317,088
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2025	615,000	673,609
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2026	3,270,000	3,608,739
Puerto Rico Infrastructure Financing Authority Special Tax Rev., “C”, AAC, 5.5%, 7/01/2027	5,535,000	6,140,197

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Municipal Finance Agency, “A”, AGM, 5%, 8/01/2027	$135,000	$137,727
Puerto Rico Public Buildings Authority Government Facilities Rev., “M-3”, NATL, 6%, 7/01/2027	390,000	397,313
Puerto Rico Public Buildings Authority Rev., “M-2”, AAC, 10%, 7/01/2035	3,210,000	3,376,471
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2027	718,000	538,285
Puerto Rico Sales Tax Financing Corp., Restructured Sales Tax Rev., Capital Appreciation, “2019A-1”, 0%, 7/01/2029	15,340,000	10,267,982
University of Puerto Rico Rev., “P”, NATL, 5%, 6/01/2025	245,000	247,707

		$119,066,583
Rhode Island - 1.3%
Providence, RI, “A”, 4%, 7/15/2019	$400,000	$401,480
Providence, RI, “A”, 5%, 1/15/2020	1,625,000	1,656,964
Providence, RI, “A”, 5%, 1/15/2021	1,000,000	1,046,910
Rhode Island Health & Educational Building Corp. Rev. (Lifespan Obligated Group), 5%, 5/15/2026	5,000,000	5,824,600
Rhode Island Health & Educational Building Corp. Rev. (Providence Public Building Authority), “A”, 5%, 5/15/2019	2,000,000	2,002,300
Rhode Island Health & Educational Building Corp. Rev.(Providence Public Building Authority), “A”, 5%, 5/15/2021	2,240,000	2,376,640
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 2.5%, 12/01/2019	4,590,000	4,605,239
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2020	2,000,000	2,093,380
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2021	880,000	944,953
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2022	550,000	604,577
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2026	950,000	1,117,380
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2027	800,000	951,696
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 5%, 12/01/2028	1,000,000	1,198,710
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.8%, 12/01/2031	1,455,000	1,509,926
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.5%, 12/01/2034	1,760,000	1,821,283

		$28,156,038
South Carolina - 0.7%
Charleston County, SC, Transportation Sales Tax, 5%, 11/01/2022	$3,095,000	$3,452,999

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
South Carolina - continued
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/2023	$4,545,000	$4,769,432
Scago, SC, Educational Facilities Installment Purchase Rev. (School District of Pickens County Project), 5%, 12/01/2023	1,300,000	1,479,699
Sumter, SC, Two School Facilities, Inc. (Sumter School District), BAM, 5%, 12/01/2024	1,000,000	1,141,920
Sumter, SC, Two School Facilities, Inc. (Sumter School District), BAM, 5%, 12/01/2025	1,500,000	1,747,155
Williamsburg County, SC, General Obligation Rev. (Capital Projects Sales & Use Tax), “B”, BAM, 5%, 3/01/2026	1,680,000	2,001,787

		$14,592,992
Tennessee - 1.4%
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/2021 Knox County, TN, Health, Educational & Housing Facility Board	$720,000	$762,250
Rev. (University Health Systems, Inc.), 5%, 4/01/2023	850,000	929,373
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2024	750,000	834,383
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2025	1,350,000	1,526,026
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2027	265,000	304,276
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2028	500,000	571,650
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 9/01/2028	490,000	563,147
Knox County, TN, Health, Educational & Housing Facility Board Rev. (University Health Systems, Inc.), 5%, 4/01/2029	1,450,000	1,648,896
Metropolitan Government of Nashville & Davidson County, TN, 5%, 7/01/2023	4,000,000	4,539,280
Metropolitan Government of Nashville & Davidson County, TN, Electric System Rev., “B”, 5%, 5/15/2021	7,500,000	8,010,375
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/2019	1,000,000	1,009,640
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 4%, 11/01/2049 (Put Date 11/01/2025)	8,500,000	9,206,265

		$29,905,561
Texas - 3.4%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, 5%, 1/01/2025	$2,790,000	$3,202,195
Austin, TX, Convention Center (Convention Enterprises, Inc.), “B”, 5%, 1/01/2024	1,200,000	1,335,168

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Brownsville, TX, Independent School District, “A”, Texas PSF, 5%, 2/15/2021	$6,595,000	$6,985,688
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), Texas PSF, 4%, 8/15/2023	900,000	979,344
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), Texas PSF, 5%, 8/15/2024	600,000	694,116
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), Texas PSF, 5%, 8/15/2026	1,475,000	1,774,572
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), Texas PSF, 5%, 8/15/2027	1,150,000	1,404,150
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), Texas PSF, 5%, 8/15/2028	900,000	1,117,044
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 3.375%, 12/01/2024	2,085,000	2,094,633
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), “A”, 4%, 9/01/2020	650,000	663,111
Decatur, TX, Hospital Authority Rev. (Wise Regional Health System), “A”, 5%, 9/01/2023	525,000	577,364
El Paso, TX, General Obligation, 4%, 8/15/2029	1,440,000	1,603,238
Fort Worth, TX, Water & Sewer Rev., Refunding & Improvement, 5%, 2/15/2020	2,940,000	3,018,410
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2020	575,000	600,162
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/2021	1,000,000	1,070,530
Houston, TX, Airport System Rev., “B”, 5%, 7/01/2020	1,000,000	1,038,910
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/2020	475,000	486,348
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/2024	1,010,000	1,094,194
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-2”, 5%, 7/15/2020	705,000	724,670
Houston, TX, Airport System Rev., Subordinate Lien, “C”, 5%, 7/01/2024	4,000,000	4,574,040
Houston, TX, Airport System Rev., Subordinate Lien, “C”, 5%, 7/01/2025	1,000,000	1,167,190
Houston, TX, Airport System Rev., Subordinate Lien, “C”, 5%, 7/01/2026	3,000,000	3,564,060
Houston, TX, Higher Education Finance Corp. Refunding Rev. (Kipp, Inc.), “A”, Texas PSF, 4%, 2/15/2020	880,000	895,655
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2024	250,000	285,868

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2025	$500,000	$582,345
Irving, TX, Hospital Authority Rev. (Baylor Scott & White Medical Center-Irving), “A”, 5%, 10/15/2028	350,000	407,575
Lone Star College System, TX, 5%, 2/15/2027	3,750,000	4,501,762
Mesquite, TX, Health Facilities Development Corp., Retirement Facility Rev. (Christian Care Centers, Inc.), 5%, 2/15/2026	3,125,000	3,333,812
New Hope, TX, Cultural Education Facilities Finance Corp., Retirement Facility Rev. (MRC Senior Living - Langford Project), “B-1”, 3.25%, 11/15/2022	40,000	39,617
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (Texas A&M University Project), “A”, AGM, 4%, 4/01/2021	400,000	413,188
North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System Rev., 5%, 6/01/2024	1,915,000	2,217,915
Prosper, TX, Independent School District, School Building, Texas PSF, 5%, 2/15/2029	600,000	754,602
Prosper, TX, Independent School District, School Building, Texas PSF, 5%, 2/15/2030	700,000	878,150
Regents of the University of North Texas Rev. Financing System, “A”, 5%, 4/15/2026	1,000,000	1,205,260
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott & White Healthcare Project), “A”, 5%, 8/15/2022	1,160,000	1,278,100
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Air Force Village Foundation, Inc.), ETM, 5.75%, 11/15/2019	220,000	224,853
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2019	1,260,000	1,262,016
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2020	785,000	786,248
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2021	1,390,000	1,390,959
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2022	1,460,000	1,458,569
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Barton Creek Senior Living Center, Inc., Querencia Project), 5%, 11/15/2025	1,675,000	1,653,861
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility Rev. (Buckner Senior Living - Ventana Project), “B-3”, 3.875%, 11/15/2022	80,000	80,018

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Texas - continued
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2028	$135,000	$103,623
Texas Transportation Commission, State Highway 249 System Rev., Capital Appreciation, “A”, 0%, 8/01/2029	500,000	365,660
Travis County, TX, Health Facilities Development Corp. First Mortgage Refunding Rev. (Longhorn Village Project), “A”, 7%, 1/01/2032 (Prerefunded 1/01/2021)	1,715,000	1,861,667
Travis County, TX, Health Facilities Development Corp. First Mortgage Refunding Rev. (Longhorn Village Project), “A”, 7.125%, 1/01/2046 (Prerefunded 1/01/2021)	2,215,000	2,408,945
Waco, TX, 5%, 2/01/2027	3,220,000	3,930,557

		$72,089,962
U.S. Virgin Islands - 0.7%
Virgin Islands Public Finance Authority Rev. (Federal Highway Grant Anticipation Loan Note), 5%, 9/01/2023	$1,500,000	$1,624,620
Virgin Islands Public Finance Authority Rev. (Federal Highway Grant Anticipation Loan Note), 5%, 9/01/2024	1,500,000	1,644,360
Virgin Islands Public Finance Authority Rev., “B”, AGM, 5%, 10/01/2019	5,000,000	5,060,150
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/2025	3,595,000	3,757,782
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “B”, AGM, 5%, 10/01/2025	3,625,000	3,675,822

		$15,762,734
Utah - 0.5%
Salt Lake City, UT, Airport Rev. (Salt Lake City International Airport), “A”, 5%, 7/01/2025	$1,990,000	$2,325,215
Salt Lake City, UT, Airport Rev. (Salt Lake City International Airport), “A”, 5%, 7/01/2026	1,200,000	1,428,264
Salt Lake City, UT, Airport Rev. (Salt Lake City International Airport), “A”, 5%, 7/01/2028	5,000,000	6,126,250

		$9,879,729
Vermont - 0.5%
Burlington, VT, Airport Rev., “A”, 5%, 7/01/2022	$2,050,000	$2,153,382
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/2019	100,000	100,505
State of Vermont, Student Assistance Corp. Education Loan Rev., “A”, 5%, 6/15/2023	1,000,000	1,107,770
State of Vermont, Student Assistance Corp. Education Loan Rev., “A”, 5%, 6/15/2023	525,000	581,579
State of Vermont, Student Assistance Corp. Education Loan Rev., “A”, 5%, 6/15/2024	850,000	959,140

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Vermont - continued
State of Vermont, Student Assistance Corp. Education Loan Rev., “A”, 5%, 6/15/2024	$1,010,000	$1,139,684
State of Vermont, Student Assistance Corp. Education Loan Rev., “A”, 5%, 6/15/2025	875,000	1,003,590
State of Vermont, Student Assistance Corp. Education Loan Rev., “A”, 5%, 6/15/2026	2,100,000	2,441,796
State of Vermont, Student Assistance Corp. Education Loan Rev., “A”, 5%, 6/15/2027	775,000	894,993

		$10,382,439
Virginia - 1.5%
Charles City County, VA, Economic Development Authority Solid Waste Disposal Rev. (Waste Management, Inc. Project), “A”, 2.4%, 8/01/2027 (Put Date 5/01/2022)	$475,000	$475,000
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 5/15/2020	2,175,000	2,251,125
Gloucester County, VA, Industrial Development Authority Rev. (Waste Management Disposal Services of Virginia, Inc.), “A”, 2.4%, 9/01/2038 (Put Date 5/02/2022)	410,000	410,000
King George County, VA, Industrial Development Authority Solid Waste Disposal Rev. (King George Landfill, Inc. Project), “A”, 2.5%, 6/01/2023 (Put Date 5/01/2020)	545,000	545,000
Portsmouth, VA, Refunding and Public Improvement, “A”, 5%, 2/01/2021	1,375,000	1,456,180
Sussex County, VA, Industrial Development Authority Solid Waste Disposal Rev. (Atlantic Waste Disposal, Inc. Project), “A”, 2.4%, 6/01/2028 (Put Date 5/01/2022)	475,000	475,000
Virginia Housing Development Authority Rev., Rental Housing, “A”, 1.9%, 3/01/2023	6,355,000	6,357,542
Virginia Public Building Authority, Public Facilities Rev., “A”, 5%, 8/01/2023	4,000,000	4,547,480
Virginia Public Building Authority, Public Facilities Rev., Matching Fund Loan Note, “B”, 5%, 8/01/2024	10,000,000	11,650,700
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/2020	1,150,000	1,203,107
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/2021	1,000,000	1,072,370
Virginia Small Business Financing Authority Rev. (Hampton University), 5%, 10/01/2022	750,000	824,242
Washington County, VA, Hospital Facilities Industrial Development Authority Rev. (Mountain States Health Alliance), “C”, ETM, 7.25%, 7/01/2019	215,000	216,946

		$31,484,692

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Washington - 1.5%
Energy Northwest, WA, Columbia Generating Station Electric Rev., “A”, 5%, 7/01/2023	$4,295,000	$4,870,315
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2019	2,025,000	2,036,057
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2020	2,230,000	2,313,603
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2021	2,455,000	2,616,343
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2022	2,000,000	2,184,720
Energy Northwest, WA, Wind Project Rev., 5%, 7/01/2023	1,500,000	1,678,455
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation, 3.5%, 12/15/2023	2,080,000	2,106,208
Grays Harbor County, WA, Public Hospital District No. 2, Limited Tax General Obligation, 4%, 12/15/2028	4,015,000	4,159,701
Pierce County, WA, “A”, 5%, 7/01/2022	3,290,000	3,625,810
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/2019	700,000	701,778
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/2020	1,175,000	1,215,044
Port of Seattle, WA, Special Facilities Rev. (Seatac Fuel Facilities LLC), 5%, 6/01/2022	1,740,000	1,897,748
Washington Health Care Facilities Authority Rev. (Providence Health & Services), “B”, 5%, 10/01/2042 (Put Date 10/01/2021)	1,000,000	1,075,070
Washington Housing Finance Commission Nonprofit Housing Rev. (Emerald Heights Project), 5%, 7/01/2020	1,175,000	1,217,758

		$31,698,610
West Virginia - 1.3%
Harrison County, WV, Community Solid Waste Disposal Rev. (Monongahela Power Company), 3%, 10/15/2037 (Put Date 10/15/2021)	$10,000,000	$10,002,300
Monongalia County, WV, Building Commission Improvement Rev. (Monongalia Health System Obligated Group), 5%, 7/01/2022	1,275,000	1,375,240
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev. (Appalachian Power Company - Amos Project), “A”, 2.55%, 3/01/2040 (Put Date 4/01/2024)	4,000,000	4,049,880
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev. (Wheeling Power Co. - Mitchell Project), “A”, 3%, 6/01/2037 (Put Date 4/01/2022)	11,500,000	11,608,790

		$27,036,210
Wisconsin - 1.1%
Wisconsin Health & Educational Facilities Authority Rev. (Ascension Health Alliance Senior Credit Group), “B”, 5%, 11/15/2043 (Put Date 6/01/2021)	$5,000,000	$5,335,400
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 7/15/2022 (Prerefunded 7/15/2021)	6,000,000	6,438,300

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Wisconsin - continued
Wisconsin Health & Educational Facilities Authority Rev. (Unity Point Health Facilities), “A”, 5%, 12/01/2020	$800,000	$840,216
Wisconsin Public Finance Authority Limited Obligation Grant Rev. (American Dream at Meadowlands Project), “A”, 6.25%, 8/01/2027	2,780,000	3,052,635
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “B-2”, 3.5%, 11/15/2023	295,000	295,047
Wisconsin Public Finance Authority Senior Living Refunding Bonds Rev. (Mary’s Woods at Marylhurst Project), “B-3”, 3%, 11/15/2022	100,000	100,022
Wisconsin Public Finance Authority Solid Waste Disposal Refunding Rev. (Waste Management, Inc. Project), 2%, 7/01/2029 (Put Date 6/01/2021)	3,470,000	3,462,297
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/2022	2,490,000	2,606,731

		$22,130,648
Total Municipal Bonds (Identified Cost, $2,024,952,380)		$2,067,396,689

Other Municipal Bonds - 0.9%
Multi-Family Housing Revenue - 0.9%
Freddie Mac, VRDN, 2.55%, 6/15/2035 (Identified Cost, $17,935,000)	17,935,000	$17,951,500

Investment Companies (h) - 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $8,870,992)	8,871,874	$8,871,874

Other Assets, Less Liabilities - 0.8%		16,742,943
Net Assets - 100.0%		$2,110,963,006

(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $8,871,874 and $2,085,348,189, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

AAC	Ambac Assurance Corp.
AGM	Assured Guaranty Municipal
ASSD GTY	Assured Guaranty Insurance Co.

Portfolio of Investments – continued

BAM	Build America Mutual
COP	Certificate of Participation
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
SIFMA	Securities Industry & Financial Markets Assn.
SYNCORA	Syncora Guarantee Inc.
VRDN	Variable rate demand note that may be puttable to the issuer at the option of the holder. The stated interest rate, which generally resets either daily or weekly, represents the rate in effect at period end and may not be the current rate.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $2,042,887,380)	$2,085,348,189
Investments in affiliated issuers, at value (identified cost, $8,870,992)	8,871,874
Receivables for
Investments sold	36,414,090
Fund shares sold	8,254,948
Interest	25,823,886
Other assets	5,102
Total assets	$2,164,718,089
Liabilities
Payables for
Distributions	$717,290
Investments purchased	48,144,343
Fund shares reacquired	4,132,297
Payable to affiliates
Investment adviser	46,745
Shareholder servicing costs	548,374
Distribution and service fees	11,657
Payable for independent Trustees’ compensation	10
Accrued expenses and other liabilities	154,367
Total liabilities	$53,755,083
Net assets	$2,110,963,006
Net assets consist of
Paid-in capital	$2,081,769,721
Total distributable earnings (loss)	29,193,285
Net assets	$2,110,963,006
Shares of beneficial interest outstanding	258,894,777

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$817,277,074	100,168,516	$8.16
Class B	901,750	110,641	8.15
Class C	89,702,139	10,987,804	8.16
Class I	957,506,761	117,479,313	8.15
Class R6	245,575,282	30,148,503	8.15

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.37 [100 / 97.50 x $8.16]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$53,842,851
Dividends from affiliated issuers	955,850
Other	266
Total investment income	$54,798,967
Expenses
Management fee	$7,700,287
Distribution and service fees	2,846,665
Shareholder servicing costs	1,389,500
Administrative services fee	277,489
Independent Trustees’ compensation	28,404
Custodian fee	208,375
Shareholder communications	58,386
Audit and tax fees	55,932
Legal fees	23,787
Miscellaneous	264,553
Total expenses	$12,853,378
Fees paid indirectly	(2,191)
Reduction of expenses by investment adviser and distributor	(948,345)
Net expenses	$11,902,842
Net investment income (loss)	$42,896,125

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(3,048,717)
Affiliated issuers	(488)
Net realized gain (loss)	$(3,049,205)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$44,651,425
Affiliated issuers	(1,078)
Net unrealized gain (loss)	$44,650,347
Net realized and unrealized gain (loss)	$41,601,142
Change in net assets from operations	$84,497,267

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	4/30/19	4/30/18
Change in net assets

From operations
Net investment income (loss)	$42,896,125	$36,492,460
Net realized gain (loss)	(3,049,205)	309,554
Net unrealized gain (loss)	44,650,347	(27,332,505)
Change in net assets from operations	$84,497,267	$9,469,509
Total distributions to shareholders (a)	$(42,728,002)	$(36,913,288)
Change in net assets from fund share transactions	$233,465,885	$209,657,195
Total change in net assets	$275,235,150	$182,213,416

Net assets
At beginning of period	1,835,727,856	1,653,514,440
At end of period (b)	$2,110,963,006	$1,835,727,856

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended April 30, 2018, distributions from net investment income were $36,913,288.

(b)

Parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. For the year ended April 30, 2018, end of period net assets included accumulated distributions in excess of net investment income of $884,654.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$7.99	$8.11	$8.23		$8.16	$8.13

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.17	$0.16	(c)	$0.15	$0.13
Net realized and unrealized gain (loss)	0.16	(0.12)	(0.12)		0.06	0.03
Total from investment operations	$0.34	$0.05	$0.04		$0.21	$0.16

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.17)	$(0.16)		$(0.14)	$(0.13)
Net asset value, end of period (x)	$8.16	$7.99	$8.11		$8.23	$8.16
Total return (%) (r)(s)(t)(x)	4.36	0.60	0.47	(c)	2.63	1.94

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	0.79	0.80	(c)	0.80	0.80
Expenses after expense reductions (f)	0.67	0.69	0.69	(c)	0.69	0.69
Net investment income (loss)	2.18	2.06	1.95	(c)	1.82	1.63
Portfolio turnover	32	33	27		24	15
Net assets at end of period (000 omitted)	$817,277	$692,006	$647,875		$703,594	$677,065

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$7.98	$8.10	$8.22		$8.15	$8.12

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.11	$0.10	(c)	$0.09	$0.07
Net realized and unrealized gain (loss)	0.16	(0.12)	(0.12)		0.06	0.03
Total from investment operations	$0.28	$(0.01)	$(0.02)		$0.15	$0.10

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.11)	$(0.10)		$(0.08)	$(0.07)
Net asset value, end of period (x)	$8.15	$7.98	$8.10		$8.22	$8.15
Total return (%) (r)(s)(t)(x)	3.59	(0.15)	(0.28	)(c)	1.87	1.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.55	1.55	(c)	1.55	1.55
Expenses after expense reductions (f)	1.42	1.44	1.44	(c)	1.45	1.45
Net investment income (loss)	1.43	1.32	1.21	(c)	1.08	0.88
Portfolio turnover	32	33	27		24	15
Net assets at end of period (000 omitted)	$902	$1,008	$1,367		$1,945	$1,708

Class C	Year ended

	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$7.99	$8.11	$8.24		$8.16	$8.13

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.10	$0.09	(c)	$0.08	$0.06
Net realized and unrealized gain (loss)	0.17	(0.12)	(0.13)		0.07	0.03
Total from investment operations	$0.28	$(0.02)	$(0.04)		$0.15	$0.09

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.10)	$(0.09)		$(0.07)	$(0.06)
Net asset value, end of period (x)	$8.16	$7.99	$8.11		$8.24	$8.16
Total return (%) (r)(s)(t)(x)	3.49	(0.25)	(0.50	)(c)	1.88	1.08

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.55	1.55	(c)	1.55	1.55
Expenses after expense reductions (f)	1.52	1.54	1.54	(c)	1.54	1.54
Net investment income (loss)	1.33	1.22	1.11	(c)	0.97	0.78
Portfolio turnover	32	33	27		24	15
Net assets at end of period (000 omitted)	$89,702	$105,269	$128,146		$139,554	$140,213

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	4/30/19	4/30/18	4/30/17		4/30/16	4/30/15
Net asset value, beginning of period	$7.98	$8.10	$8.22		$8.15	$8.12

Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.18	$0.17	(c)	$0.16	$0.14
Net realized and unrealized gain (loss)	0.17	(0.12)	(0.12)		0.06	0.03
Total from investment operations	$0.36	$0.06	$0.05		$0.22	$0.17

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.18)	$(0.17)		$(0.15)	$(0.14)
Net asset value, end of period (x)	$8.15	$7.98	$8.10		$8.22	$8.15
Total return (%) (r)(s)(t)(x)	4.52	0.75	0.61	(c)	2.79	2.10

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	0.54	0.55	(c)	0.55	0.55
Expenses after expense reductions (f)	0.52	0.54	0.54	(c)	0.54	0.54
Net investment income (loss)	2.33	2.21	2.11	(c)	1.96	1.77
Portfolio turnover	32	33	27		24	15
Net assets at end of period (000 omitted)	$957,507	$756,720	$876,126		$651,872	$807,983

Class R6	Year ended

	4/30/19	4/30/18 (i)
Net asset value, beginning of period	$7.98	$8.19

Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.12
Net realized and unrealized gain (loss)	0.17	(0.21)
Total from investment operations	$0.36	$(0.09)

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.12)
Net asset value, end of period (x)	$8.15	$7.98
Total return (%) (r)(s)(t)(x)	4.60	(1.06	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.45	0.46	(a)
Expenses after expense reductions (f)	0.44	0.45	(a)
Net investment income (loss)	2.40	2.30	(a)
Portfolio turnover	32	33
Net assets at end of period (000 omitted)	$245,575	$280,725

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class R6, the period is from the class inception, September 1, 2017, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments, which generally trade in the over-the-counter market. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument. Municipal instruments may be supported by insurance which typically guarantees the timely payment of all principal and interest due on the underlying municipal instrument. The value of a municipal instrument can be volatile and significantly affected by adverse tax changes or court rulings, legislative or political changes, changes in specific or general market and economic conditions in the region where the instrument is issued, and the financial condition of municipal issuers and of municipal instrument insurers of which there are a limited number. Also, because many municipal instruments are issued to finance similar projects, conditions in certain industries can significantly affect the fund and the overall municipal market. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after

Notes to Financial Statements – continued

December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s

Notes to Financial Statements – continued

net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$2,085,348,189	$—	$2,085,348,189
Mutual Funds	8,871,874	—	—	8,871,874
Total	$8,871,874	$2,085,348,189	$—	$2,094,220,063

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 4/30/19	Year ended 4/30/18
Ordinary income (including any short-term capital gains)	$513,056	$563,002
Tax-exempt income	42,214,946	36,350,286

Total distributions	$42,728,002	$36,913,288

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/19

Cost of investments	$2,048,865,196
Gross appreciation	46,853,659

Gross depreciation	(1,498,792)
Net unrealized appreciation (depreciation)	$45,354,867

Undistributed ordinary income	58,598
Undistributed tax-exempt income	2,465,781
Capital loss carryforwards	(14,842,924)
Other temporary differences	(3,843,037)

Notes to Financial Statements – continued

As of April 30, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(13,896,450)
Long-Term	(946,474)
Total	$(14,842,924)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 4/30/19	Year ended 4/30/18 (i)
Class A	$16,287,812	$14,066,117
Class B	13,158	16,177
Class C	1,270,813	1,474,474
Class I	19,539,280	19,845,772
Class R6	5,616,939	1,510,748
Total	$42,728,002	$36,913,288

(i)	For Class R6, the period is from the class inception, September 1, 2017, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2019, this management fee reduction amounted to $188,760, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2019 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and

Notes to Financial Statements – continued

transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I	Class R6
0.69%	1.44%	1.54%	0.54%	0.46%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2019. For the year ended April 30, 2019, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $59,710 for the year ended April 30, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,875,881
Class B	0.75%	0.25%	1.00%	0.90%	9,236
Class C	0.75%	0.25%	1.00%	1.00%	961,548
Total Distribution and Service Fees					$2,846,665

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2019 based on each class’s average daily net assets. 0.10% of the Class A and Class B service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2019, this waiver amounted to $750,347 and $924, for Class A and Class B, respectively, and is included in the reduction of total expenses in the Statement of Operations. This written waiver agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2019. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2019, this rebate amounted to $8,312 and $2 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2019, were as follows:

Amount
Class A	$101,010
Class B	664
Class C	13,209

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2019, the fee was $53,923, which equated to 0.0028% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,335,577.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2019 was equivalent to an annual effective rate of 0.0144% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a net decrease in pension expense of $1,202 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended April 30, 2019.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and

Notes to Financial Statements – continued

is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended April 30, 2019, the fee paid by the fund under this agreement was $3,178 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On August 31, 2017, MFS purchased 6,105 shares of Class R6 for an aggregate amount of $50,000 as an initial investment in the class.

(4) Portfolio Securities

For the year ended April 30, 2019, purchases and sales of investments, other than short-term obligations, aggregated $835,344,335 and $602,349,943, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/19		Year ended 4/30/18 (i)

	Shares	Amount	Shares	Amount
Shares sold
Class A	44,664,831	$359,113,288	30,011,627	$243,393,478
Class B	25,723	205,282	17,603	141,979
Class C	1,474,401	11,889,665	1,789,440	14,531,149
Class I	67,751,082	544,597,503	55,969,021	453,762,080
Class R6	15,450,857	124,042,821	36,677,320	294,119,999
	129,366,894	$1,039,848,559	124,465,011	$1,005,948,685

Shares issued to shareholders in reinvestment of distributions
Class A	1,885,044	$15,191,436	1,600,860	$12,973,636
Class B	1,440	11,593	1,655	13,408
Class C	136,085	1,096,554	159,242	1,291,771
Class I	1,599,399	12,875,967	1,895,917	15,364,209
Class R6	684,892	5,509,943	185,507	1,483,176
	4,306,860	$34,685,493	3,843,181	$31,126,200

Shares reacquired
Class A	(32,993,208)	$(265,464,696)	(24,903,275)	$(201,852,682)
Class B	(42,784)	(343,405)	(61,829)	(500,336)
Class C	(3,790,639)	(30,512,901)	(4,575,855)	(37,092,097)
Class I	(46,685,485)	(374,955,368)	(71,206,467)	(574,632,357)
Class R6	(21,183,362)	(169,791,797)	(1,666,711)	(13,340,218)
	(104,695,478)	$(841,068,167)	(102,414,137)	$(827,417,690)

Notes to Financial Statements – continued

	Year ended 4/30/19		Year ended 4/30/18 (i)

	Shares	Amount	Shares	Amount
Net change
Class A	13,556,667	$108,840,028	6,709,212	$54,514,432
Class B	(15,621)	(126,530)	(42,571)	(344,949)
Class C	(2,180,153)	(17,526,682)	(2,627,173)	(21,269,177)
Class I	22,664,996	182,518,102	(13,341,529)	(105,506,068)
Class R6	(5,047,613)	(40,239,033)	35,196,116	282,262,957
	28,978,276	$233,465,885	25,894,055	$209,657,195

(i)	For Class R6, the period is from the class inception, September 1, 2017, through the stated period end.

Effective May 1, 2006, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended April 30, 2019, the fund’s commitment fee and interest expense were $10,375 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$52,937,892	$634,188,029	$678,252,481	$(488)	$(1,078)	$8,871,874

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$955,850	$—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Municipal Limited Maturity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Municipal Limited Maturity Fund (the “Fund”), including the portfolio of investments, as of April 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and

Report of Independent Registered Public Accounting Firm – continued

brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 75)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jason Kosty Geoffrey Schechter

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 98.80% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

April 30, 2019

MFS® Total Return Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

RBF-ANN

MFS® Total Return Bond Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as

Brexit. Those concerns dissipated in the early months of 2019 due to the more dovish posture of the U.S. Federal Reserve and other global central banks, reported progress toward a trade pact between the United States and China, and action against a no-deal Brexit by the British Parliament. However, a last-minute breakdown in negotiations between the U.S. and China derailed the market’s momentum and increased concerns over the future pace of global growth. Compounding Brexit uncertainty was the resignation of British Prime Minister Theresa May, potentially ushering in a harder form of Brexit than she had advocated. U.S. equities have continued to outperform their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2018, which contributed to the continuation of relatively healthy levels of U.S. economic output against a backdrop of slower global growth. Inflation remains largely subdued globally, which is encouraging for asset markets. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging environment for global trade has hindered manufacturing in most regions.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

June 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	39.8%
Mortgage-Backed Securities	23.4%
U.S. Treasury Securities	13.6%
Commercial Mortgage-Backed Securities	8.0%
High Yield Corporates	6.6%
Collateralized Debt Obligations	5.9%
Asset-Backed Securities	2.3%
Emerging Markets Bonds	1.6%
Municipal Bonds	1.2%
U.S. Government Agencies	0.8%
Non-U.S. Government Bonds	0.1%
Residential Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	9.9%
AA	6.1%
A	14.9%
BBB	25.2%
BB	5.7%
B	1.2%
CCC	0.3%
CC (o)	0.0%
D (o)	0.0%
U.S. Government	10.7%
Federal Agencies	24.2%
Not Rated	5.1%
Cash & Cash Equivalents	(0.4)%
Other	(2.9)%

Portfolio facts (i)
Average Duration (d)	5.8
Average Effective Maturity (m)	8.4 yrs.

2

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of April 30, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2019, Class A shares of the MFS Total Return Bond Fund (fund) provided a total return of 5.22%, at net asset value. This compares with a return of 5.29% for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Market Environment

Led by weakness in China and Europe, the global economy decelerated during the reporting period as business and investor sentiment was undermined by growing trade frictions. Additionally, tighter financial conditions contributed to an uptick in market volatility late in 2018. Equity valuations fell and credit spreads widened, fueled in part by concerns that the US Federal Reserve would over-tighten policy, choking off the nearly decade-long US economic expansion.

However, the Fed reversed course in January due to slowing global growth, rising trade tensions, abating inflationary pressures and increasing market volatility, and signaled that its policy was on hold. Additionally, the Fed announced that it would maintain a larger balance sheet than it had previously indicated. These dovish shifts helped equity valuations rebound, reduced volatility and narrowed credit spreads. In early 2019, central banks globally tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank (ECB) acknowledging that it may not be able to hike rates in the fall of 2019, as it had earlier projected. The ECB also extended a refinancing facility for eurozone banks.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved at the end of the period as the Fed adopted its more dovish posture and hopes grew for a trade deal between the US and China, although idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, the lack of consensus in the United Kingdom on the best path toward Brexit, a fractious Eurosceptic Italian coalition government and large-scale protests in France over stagnant wages were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets were nervous about the less-market-friendly approach of Mexico’s new president Andrés Manuel López Obrador. For much of the period, the contentious US–China trade relationship was a drag on global sentiment. Signs of progress toward a resolution helped steady markets late in the period while China’s economy showed signs of stabilizing.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, security selection within “BB” rated (r) bonds, particularly within the industrials sector detracted from relative returns.

4

Management Review – continued

Conversely, a greater exposure to both the industrials and financial institutions sectors, particularly within “BB” rated securities, benefited relative results. Additionally, an out-of-benchmark exposure to collateralized mortgage obligations (CMO) further boosted relative performance.

Respectfully,

Portfolio Manager(s)

Joshua Marston and Robert Persons

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/04/99	5.22%	2.44%	5.12%
B	12/29/00	4.43%	1.69%	4.34%
C	12/29/00	4.33%	1.59%	4.25%
I	1/04/99	5.27%	2.59%	5.28%
R1	4/01/05	4.33%	1.59%	4.25%
R2	10/31/03	4.85%	2.10%	4.77%
R3	4/01/05	5.11%	2.36%	5.03%
R4	4/01/05	5.37%	2.63%	5.30%
R6	5/01/06	5.49%	2.70%	5.32%
529A	7/31/02	5.20%	2.42%	5.10%
529B	7/31/02	4.28%	1.54%	4.18%
529C	7/31/02	4.28%	1.54%	4.20%

Comparative benchmark(s)
Bloomberg Barclays U.S. Aggregate Bond Index (f)		5.29%	2.57%	3.72%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		0.75%	1.55%	4.67%
B With CDSC (Declining over six years from 4% to 0%) (v)		0.43%	1.33%	4.34%
C With CDSC (1% for 12 months) (v)		3.33%	1.59%	4.25%
529A With Initial Sales Charge (4.25%)		0.72%	1.54%	4.64%
529B With CDSC (Declining over six years from 4% to 0%) (v)		0.28%	1.17%	4.18%
529C With CDSC (1% for 12 months) (v)		3.28%	1.54%	4.20%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2018 through April 30, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2018 through April 30, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/18	Ending Account Value 4/30/19	Expenses Paid During Period (p) 11/01/18-4/30/19
A	Actual	0.67%	$1,000.00	$1,058.12	$3.42
	Hypothetical (h)	0.67%	$1,000.00	$1,021.47	$3.36
B	Actual	1.42%	$1,000.00	$1,054.12	$7.23
	Hypothetical (h)	1.42%	$1,000.00	$1,017.75	$7.10
C	Actual	1.52%	$1,000.00	$1,053.60	$7.74
	Hypothetical (h)	1.52%	$1,000.00	$1,017.26	$7.60
I	Actual	0.52%	$1,000.00	$1,058.90	$2.65
	Hypothetical (h)	0.52%	$1,000.00	$1,022.22	$2.61
R1	Actual	1.52%	$1,000.00	$1,053.60	$7.74
	Hypothetical (h)	1.52%	$1,000.00	$1,017.26	$7.60
R2	Actual	1.02%	$1,000.00	$1,056.29	$5.20
	Hypothetical (h)	1.02%	$1,000.00	$1,019.74	$5.11
R3	Actual	0.77%	$1,000.00	$1,057.60	$3.93
	Hypothetical (h)	0.77%	$1,000.00	$1,020.98	$3.86
R4	Actual	0.52%	$1,000.00	$1,058.85	$2.65
	Hypothetical (h)	0.52%	$1,000.00	$1,022.22	$2.61
R6	Actual	0.42%	$1,000.00	$1,059.44	$2.14
	Hypothetical (h)	0.42%	$1,000.00	$1,022.71	$2.11
529A	Actual	0.70%	$1,000.00	$1,058.04	$3.57
	Hypothetical (h)	0.70%	$1,000.00	$1,021.32	$3.51
529B	Actual	1.57%	$1,000.00	$1,053.34	$7.99
	Hypothetical (h)	1.57%	$1,000.00	$1,017.01	$7.85
529C	Actual	1.56%	$1,000.00	$1,053.34	$7.94
	Hypothetical (h)	1.56%	$1,000.00	$1,017.06	$7.80

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.03% and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

4/30/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 99.7%

Issuer	Shares/Par	Value ($)
Aerospace - 0.3%
TransDigm, Inc., 6.5%, 7/15/2024	$16,147,000	$16,358,929

Asset-Backed & Securitized - 16.2%
A Voce CLO Ltd., 2014-1A, “A2R”, FLR, 4.147% (LIBOR - 3mo. + 1.55%), 7/15/2026 (n)	$7,250,421	$7,243,047
AIMCO Properties CLO LP, 2015-AA, “BR”, FLR, 3.897% (LIBOR - 3mo. + 1.3%), 1/15/2028 (z)	16,000,000	15,792,368
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 4.191% (LIBOR - 3mo. + 1.6%), 10/21/2028 (n)	14,107,464	13,962,736
ALM V Ltd., 2012-5A, “A2R3”, FLR, 3.851% (LIBOR - 3mo. + 1.25%), 10/18/2027 (z)	8,340,000	8,314,346
ALM V Ltd., 2012-5A, “BR3”, FLR, 4.251% (LIBOR - 3mo. + 1.7%), 10/18/2027 (z)	3,070,000	3,020,094
Arbor Realty CLO Ltd., 2017-FL2, “C”, FLR, 4.823% (LIBOR - 1mo. + 2.35%), 8/15/2027 (n)	4,023,500	4,031,036
Arbor Realty CLO Ltd., 2018-FL1, “A”, FLR, 3.623% (LIBOR - 1mo. + 1.15%), 6/15/2028 (n)	18,855,000	18,860,830
Atrium XII Corp., 2012-A, “B1R”, FLR, 3.941% (LIBOR - 3mo. + 1.35%), 4/22/2027 (n)	15,670,000	15,584,379
Babson CLO Ltd., 2013-IIA, “BR”, FLR, 3.841% (LIBOR - 3mo.+ 1.25%), 1/20/2028 (n)	23,804,982	23,377,116
Bancorp Commercial Mortgage Trust, 2017-CRE2, “B”, FLR, 4.073% (LIBOR - 1mo. + 1.6%), 8/15/2032 (n)	6,227,000	6,227,075
Bancorp Commercial Mortgage Trust, 2018-CR3, “A”, FLR, 3.323% (LIBOR - 1mo. + 0.85%), 1/15/2033 (n)	12,221,569	12,175,482
Bancorp Commercial Mortgage Trust, 2018-CR3, “AS”, FLR, 3.723% (LIBOR - 1mo. + 1.25%), 1/15/2033 (n)	8,360,841	8,360,821
Bancorp Commercial Mortgage Trust, 2018-CR3, “D”, FLR, 5.173% (LIBOR - 1mo. + 2.7%), 1/15/2033 (z)	3,967,693	3,967,695
Bancorp Commercial Mortgage Trust, 2018-CRE4, “AS”, FLR, 3.573% (LIBOR - 1mo. + 1.1%), 9/15/2035 (n)	5,805,000	5,776,550
Bancorp Commercial Mortgage Trust, 2018-CRE4, “B”, FLR, 3.723% (LIBOR - 1mo. + 1.25%), 9/15/2035 (n)	5,220,000	5,197,934
Bancorp Commercial Mortgage Trust, 2018-CRE4, “D”, FLR, 4.573% (LIBOR - 1mo. + 2.1%), 9/15/2035 (z)	3,770,000	3,778,784
Bancorp Commercial Mortgage Trust, 2019-CRE5, “A”, FLR, 3.473% (LIBOR - 1mo. + 1%), 3/15/2036 (n)	12,502,979	12,510,793
Bancorp Commercial Mortgage Trust, 2019-CRE5, “AS”, FLR, 3.822% (LIBOR - 1mo. + 1.35%), 3/15/2036 (n)	3,787,074	3,788,256

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Bayview Commercial Asset Trust, 0%, 12/25/2036 (i)(z)	$3,269,215	$327
Bayview Commercial Asset Trust, FLR, 2.787% (LIBOR - 1mo. + 0.31%), 8/25/2035 (z)	192,710	184,194
Bayview Financial Acquisition Trust, 5.638%, 11/28/2036	260,372	263,210
Bayview Financial Revolving Mortgage Loan Trust, FLR, 4.079% (LIBOR - 1mo. + 1.6%), 12/28/2040 (z)	1,435,688	1,352,544
Benchmark Mortgage Trust, 2019-B10, “A4”, 3.717%, 3/15/2062	25,850,000	26,796,216
Business Jet Securities LLC, 2018-1, “A”, 4.335%, 2/15/2033 (n)	18,776,385	18,918,290
Chesapeake Funding II LLC, 2016-1A, “A1”, 2.11%, 3/15/2028 (n)	1,562,466	1,560,737
Chesapeake Funding II LLC, 2017-4A, “A1”, 2.12%, 11/15/2029 (n)	9,773,486	9,685,552
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (n)	12,074,082	12,119,218
Citigroup Commercial Mortgage Trust, 2014-GC25, “A4”, 3.635%, 10/10/2047	4,461,971	4,608,651
Citigroup Commercial Mortgage Trust, 2015-GC27, “A5”, 3.137%, 2/10/2048	11,154,926	11,236,843
Commercial Mortgage Pass-Through Certificates, “A4”, 3.183%, 2/10/2048	9,743,000	9,847,674
Commercial Mortgage Pass-Through Certificates, 2019-BN17, “A4”, 3.714%, 4/15/2052	16,029,000	16,590,496
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	9,577,577	9,723,727
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	9,963,398	10,330,986
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	4,781,393	4,986,180
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	26,790,000	27,409,315
Countrywide Asset-Backed Certificates, 5.43%, 2/25/2033	88,301	80,190
CPS Auto Trust, 2019-B, “B”, 3.09%, 4/17/2023 (z)	6,326,000	6,332,657
Credit-Based Asset Servicing & Securitization LLC, 3.572%, 1/25/2037 (q)	1,373,216	606,649
Credit-Based Asset Servicing & Securitization LLC, 3.827%, 3/25/2037 (q)	1,489,659	828,170
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	3,687,246	3,777,128
Cutwater Ltd., 2014-1A, “BR”, FLR, 4.997% (LIBOR - 3mo. + 2.4%), 7/15/2026 (n)	5,280,000	5,244,550
Cutwater Ltd., 2015-IA, “BR”, FLR, 4.397% (LIBOR - 3mo. + 1.8%), 1/15/2029 (z)	27,695,000	27,603,413
Drive Auto Receivables Trust, 2017-1, “C”, 2.84%, 4/15/2022	5,284,150	5,285,820
Exantas Capital Corp. CLO Ltd., 2018-RS06, “B”, FLR, 3.624% (LIBOR - 1mo. + 1.15%), 6/15/2035 (n)	5,150,000	5,150,144

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Exantas Capital Corp. CLO Ltd., 2019-RS07, “B”, FLR, 4.199% (LIBOR - 1mo. + 1.7%), 4/15/2036 (z)	$7,541,500	$7,550,962
Falcon Franchise Loan LLC, 8.45%, 1/05/2023 (i)(z)	5,776	224
Flatiron CLO Ltd., 2013-1A, “A1R”, FLR, 3.748% (LIBOR - 3mo. + 1.16%), 1/17/2026 (n)	4,301,870	4,304,072
Flatiron CLO Ltd., 2015-1A, “BR”, FLR, 3.997% (LIBOR - 3mo. + 1.4%), 4/15/2027 (n)	18,297,137	18,065,821
Flatiron CLO Ltd., 2015-1A, “CR”, FLR, 4.497% (LIBOR - 3mo. + 1.9%), 4/15/2027 (n)	4,000,000	3,953,156
Ford Credit Auto Owner Trust, 2014-1, “A”, 2.26%, 11/15/2025 (n)	5,379,000	5,377,748
Ford Credit Auto Owner Trust, 2014-2, “A”, 2.31%, 4/15/2026 (n)	13,841,000	13,809,415
Fort Cre LLC, 2018-1A, “A1”, FLR, 3.837% (LIBOR - 1mo. + 1.35%), 11/21/2035 (n)	16,088,000	16,087,968
Galaxy CLO Ltd., 2018-29A, “A”, FLR, 3.474% (LIBOR - 3mo. + 0.79%), 11/15/2026 (z)	18,180,477	18,121,263
Galaxy CLO Ltd., 2018-29A, “B”, FLR, 4.084% (LIBOR - 3mo. + 1.4%), 11/15/2026 (z)	8,043,105	7,964,685
GMAC Mortgage Corp. Loan Trust, 5.805%, 10/25/2036	369,548	388,321
GMF Floorplan Owner Revolving Trust, 2017-1, “A2”, FLR, 3.043% (LIBOR - 1mo. + 0.57%), 1/18/2022 (n)	28,421,000	28,480,764
GMF Floorplan Owner Revolving Trust, 2017-2, “C”, 2.63%, 7/15/2022 (n)	8,001,000	7,954,022
Granite Point Mortgage Trust, Inc., FLR, 3.387% (LIBOR - 1mo. + 0.9%), 11/21/2035 (n)	8,662,670	8,665,381
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	11,461,699	11,697,605
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 4.301% (LIBOR - 3mo. + 1.7%), 7/18/2031 (z)	15,920,000	15,688,189
Hunt CRE Ltd., 2018-FL2, “AS”, FLR, 3.923% (LIBOR - 1mo. + 1.45%), 8/15/2028 (n)	1,933,000	1,933,572
Hunt CRE Ltd., 2018-FL2, “B”, FLR, 4.123% (LIBOR - 1mo. + 1.65%), 8/15/2028 (z)	3,975,500	3,978,048
Hunt CRE Ltd., 2018-FL2, “C”, FLR, 4.823% (LIBOR - 1mo. + 2.35%), 8/15/2028 (z)	1,312,500	1,316,602
IMPAC CMB Trust, FLR, 3.217% (LIBOR - 1mo. + 0.74%), 11/25/2034	54,450	54,443
IMPAC CMB Trust, FLR, 3.397% (LIBOR - 1mo. + 0.92%), 11/25/2034	27,225	26,531
IMPAC Secured Assets Corp., FLR, 2.827% (LIBOR - 1mo. + 0.35%), 5/25/2036	246,201	243,520
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048	13,025,174	13,357,972

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	$23,872,958	$24,100,663
JPMBB Commercial Mortgage Securities Trust, 2017-C7, 3.409%, 10/15/2050	11,500,000	11,684,439
JPMorgan Chase Commercial Mortgage Securities Corp., 5.966%, 7/15/2042 (n)(q)	1,002,586	681,296
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454%, 9/15/2050	12,800,212	13,020,396
KKR Real Estate Financial Trust, Inc. Ltd., 2018-FL1, “C”, FLR, 4.472% (LIBOR - 1mo. + 2%), 6/15/2036 (n)	13,421,000	13,519,322
LoanCore Ltd., 2018-CRE1, “AS”, FLR, 3.972% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	21,675,000	21,674,944
LoanCore Ltd., 2018-CRE1, “C”, FLR, 5.022% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	5,705,000	5,726,374
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 3.496% (LIBOR - 3mo. + 0.9%), 4/15/2028 (n)	19,665,011	19,498,645
Merrill Lynch Mortgage Investors, Inc., 4.113%, 2/25/2037 (q)	1,977,880	382,037
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C21, “A4”, 3.338%, 3/15/2048	8,114,737	8,251,573
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	26,134,745	26,762,841
Neuberger Berman CLO Ltd., 2017-16SA, “B”, FLR, 3.847% (LIBOR - 3mo. + 1.25%), 1/15/2028 (z)	11,830,000	11,650,645
NextGear Floorplan Master Owner Trust, 2018-1A, “A2”, 3.22%, 2/15/2023 (n)	7,285,000	7,321,383
Oaktree CLO Ltd., 2014-2A, “BR”, FLR, 5.141% (LIBOR - 3mo. + 2.55%), 10/20/2026 (n)	2,795,000	2,792,482
OCP CLO Ltd., 2015-9A, “A2R”, FLR, 3.947% (LIBOR - 3mo. + 1.35%), 7/15/2027 (z)	13,240,000	13,129,022
Ownit Mortgage Loan Asset-Backed Certificates, 3.394%, 10/25/2035 (q)	612,470	386,077
Parallel Ltd., 2015-1A, “C1R”, FLR, 4.341% (LIBOR - 3mo. + 1.75%), 7/20/2027 (n)	3,700,000	3,630,766
Parallel Ltd., 2015-1A, “C2R”, FLR, 4.341% (LIBOR - 3mo. + 1.75%), 7/20/2027 (n)	3,990,000	3,915,339
Preferred Term Securities XIX Ltd., CDO, FLR, 2.961% (LIBOR - 3mo. + 0.35%), 12/22/2035 (z)	4,998,604	4,661,199
Race Point CLO Ltd., 2013-8A, “AR”, FLR, 3.984% (LIBOR - 3mo. + 1.34%), 2/20/2030 (n)	11,190,527	11,187,780
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/2035	1,430,403	1,390,832
Santander Retail Auto Lease Trust, 2019-A, “B”, 3.01%, 5/22/2023 (z)	8,857,000	8,862,776
Shelter Growth CRE, 2018-FL1, “B”, FLR, 3.973% (LIBOR - 1mo. + 1.5%), 1/15/2035 (z)	8,468,550	8,479,100

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Thornburg Mortgage Securities Trust, FLR, 3.157% (LIBOR - 1mo. + 0.68%), 4/25/2043	$5,521	$5,495
TICP CLO Ltd., 2018-IA, “A2”, FLR, 4.086% (LIBOR - 3mo. + 1.5%), 4/26/2028 (z)	16,262,022	16,043,783
UBS Commercial Mortgage Trust 2017-C7, “A4”, 3.679%, 12/15/2050	25,000,000	25,709,460
UBS Commercial Mortgage Trust 2017-C8, “A4”, 3.983%, 2/15/2051	5,818,578	6,113,067
UBS Commercial Mortgage Trust, 2019-C16, “A4”, 3.605%, 4/15/2052	15,000,000	15,319,593
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	15,451,790	15,869,186
Wells Fargo Commercial Mortgage Trust, 2016-LC25, “A4”, 3.64%, 12/15/2059	25,027,917	25,807,862
West CLO Ltd., 2014-1A, “A2R”, FLR, 3.951% (LIBOR - 3mo. + 1.35%), 7/18/2026 (n)	16,679,192	16,571,394
West CLO Ltd., 2014-1A, “CR”, FLR, 5.601% (LIBOR - 3mo. + 3%), 7/18/2026 (n)	3,420,000	3,394,847
Wind River CLO Ltd., 2015-2A, “CR”, FLR, 4.297% (LIBOR - 1mo. + 1.7%), 10/15/2027 (z)	2,650,000	2,636,390

		$931,693,515
Automotive - 0.7%
Allison Transmission, Inc., 4.75%, 10/01/2027 (n)	$17,215,000	$16,867,429
General Motors Co., 4.875%, 10/02/2023	5,739,000	6,045,883
General Motors Co., 5.2%, 4/01/2045	4,792,000	4,492,797
General Motors Financial Co., Inc., 4.35%, 4/09/2025	7,992,000	8,151,503
General Motors Financial Co., Inc., 4%, 10/06/2026	6,951,000	6,834,677

		$42,392,289
Broadcasting - 0.9%
Fox Corp., 4.709%, 1/25/2029 (n)	$22,801,000	$24,531,264
Netflix, Inc., 4.875%, 4/15/2028	20,000,000	19,825,000
Time Warner, Inc., 3.8%, 2/15/2027	5,558,000	5,590,378

		$49,946,642
Brokerage & Asset Managers - 2.0%
Charles Schwab Corp., 3.2%, 3/02/2027	$17,641,000	$17,756,045
Charles Schwab Corp., 3.2%, 1/25/2028	10,052,000	10,008,716
E*TRADE Financial Corp., 2.95%, 8/24/2022	3,324,000	3,321,043
E*TRADE Financial Corp., 3.8%, 8/24/2027	19,238,000	18,759,008
E*TRADE Financial Corp., 4.5%, 6/20/2028	8,585,000	8,775,447
Intercontinental Exchange, Inc., 3.1%, 9/15/2027	15,960,000	15,783,626
Intercontinental Exchange, Inc., 3.75%, 9/21/2028	8,614,000	8,895,325

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Brokerage & Asset Managers - continued
Raymond James Financial, Inc., 4.95%, 7/15/2046	$14,019,000	$14,727,185
TD Ameritrade Holding Corp., 5.6%, 12/01/2019	5,050,000	5,135,015
TD Ameritrade Holding Corp., 2.95%, 4/01/2022	4,376,000	4,407,958
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	5,845,000	5,871,601

		$113,440,969
Building - 1.3%
CRH America Finance, Inc., 3.95%, 4/04/2028 (z)	$18,023,000	$17,922,069
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	12,268,000	12,789,222
Martin Marietta Materials, Inc., 3.45%, 6/01/2027	2,718,000	2,605,284
Martin Marietta Materials, Inc., 4.25%, 12/15/2047	8,147,000	7,207,895
Masco Corp., 4.375%, 4/01/2026	11,111,000	11,346,867
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	5,145,000	5,241,469
Standard Industries, Inc., 6%, 10/15/2025 (n)	5,145,000	5,371,174
Standard Industries, Inc., 4.75%, 1/15/2028 (n)	12,000,000	11,505,000

		$73,988,980
Business Services - 0.6%
Equinix, Inc., 5.375%, 5/15/2027	$16,204,000	$17,153,555
Fidelity National Information Services, Inc., 3%, 8/15/2026	14,166,000	13,723,877
Fidelity National Information Services, Inc., 4.75%, 5/15/2048	3,630,000	3,726,537

		$34,603,969
Cable TV - 1.8%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	$5,556,000	$5,694,900
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	10,635,000	11,269,970
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035	3,339,000	3,772,549
Cox Communications, Inc., 3.15%, 8/15/2024 (n)	14,525,000	14,380,281
CSC Holdings LLC, 5.5%, 5/15/2026 (n)	17,700,000	18,175,688
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	18,970,000	19,515,387
Time Warner Cable, Inc., 4.5%, 9/15/2042	10,161,000	9,063,269
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	4,688,000	6,163,205
Videotron Ltd., 5%, 7/15/2022	9,853,000	10,254,818
Videotron Ltd., 5.125%, 4/15/2027 (n)	8,000,000	8,180,000

		$106,470,067
Chemicals - 0.2%
Sasol Financing (USA) LLC, 6.5%, 9/27/2028	$10,042,000	$11,011,932

Computer Software - 1.2%
Dell Investments LLC/EMC Corp., 5.3%, 10/01/2029 (n)	$27,410,000	$28,254,225
Microsoft Corp., 2%, 8/08/2023	14,694,000	14,350,120

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - continued
Microsoft Corp., 3.125%, 11/03/2025	$14,939,000	$15,263,176
Microsoft Corp., 4.1%, 2/06/2037	10,394,000	11,162,523

		$69,030,044
Computer Software - Systems - 0.9%
Apple, Inc., 3.35%, 2/09/2027	$20,686,000	$21,065,399
Apple, Inc., 2.9%, 9/12/2027	22,497,000	22,126,365
Apple, Inc., 4.375%, 5/13/2045	6,657,000	7,127,355

		$50,319,119
Conglomerates - 1.0%
Johnson Controls International PLC, 5.7%, 3/01/2041	$3,439,000	$3,653,247
United Technologies Corp., 4.125%, 11/16/2028	8,351,000	8,711,623
United Technologies Corp., 4.05%, 5/04/2047	13,687,000	13,237,041
Wabtec Corp., 4.95%, 9/15/2028	20,520,000	21,143,850
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	8,019,000	8,243,297

		$54,989,058
Consumer Products - 0.9%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	$12,239,000	$12,559,991
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	38,107,000	37,354,971

		$49,914,962
Consumer Services - 0.7%
Priceline Group, Inc., 2.75%, 3/15/2023	$3,459,000	$3,452,094
Priceline Group, Inc., 3.65%, 3/15/2025	22,057,000	22,679,470
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2026 (n)	5,237,000	3,597,128
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2029 (n)	15,190,000	8,696,803
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2031 (n)	5,237,000	2,763,966

		$41,189,461
Containers - 0.6%
ARD Finance S.A., 7.125%, 9/15/2023	$14,150,000	$14,167,687
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	18,880,000	19,186,800

		$33,354,487
Electronics - 0.8%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027	$24,625,000	$23,498,411
Broadcom, Inc., 3.625%, 10/15/2024 (z)	23,595,000	23,289,749

		$46,788,160

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - 1.0%
Petrobras Global Finance B.V., 5.75%, 2/01/2029	$16,104,000	$16,144,260
Saudi Arabian Oil Co., 3.5%, 4/16/2029 (z)	14,803,000	14,549,965
State Grid Overseas Investment (2016) Ltd., 2.75%, 5/04/2022 (n)	29,692,000	29,485,977

		$60,180,202
Energy - Integrated - 0.5%
Eni S.p.A., 4%, 9/12/2023 (n)	$14,045,000	$14,397,537
Shell International Finance B.V., 4%, 5/10/2046	7,702,000	7,925,658
Shell International Finance B.V., 3.75%, 9/12/2046	5,018,000	4,948,513

		$27,271,708
Entertainment - 0.3%
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	$19,320,000	$19,320,000

Financial Institutions - 2.3%
Avolon Holdings Funding Ltd., 5.25%, 5/15/2024 (n)	$15,775,000	$16,460,424
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (z)	13,150,000	13,066,234
Bank of America Corp., 4.443%, 1/20/2048	26,034,000	27,503,652
GE Capital International Funding Co., 4.418%, 11/15/2035	8,482,000	7,944,477
Groupe BPCE S.A., 12.5%, 8/29/2049 (n)	13,740,000	14,251,540
JPMorgan Chase & Co., 3.509%, 1/23/2029	19,062,000	18,883,261
JPMorgan Chase & Co., 4.005%, 4/23/2029	28,775,000	29,564,452
Royal Bank of Scotland Group PLC, 7.5%, 12/29/2165	7,305,000	7,515,019

		$135,189,059
Food & Beverages - 1.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.9%, 2/01/2046 (z)	$17,605,000	$17,864,179
Anheuser-Busch InBev Worldwide, Inc., 3.7%, 2/01/2024	5,084,000	5,210,741
Anheuser-Busch InBev Worldwide, Inc., 5.45%, 1/23/2039	15,957,000	17,396,809
Conagra Brands, Inc., 4.6%, 11/01/2025	15,116,000	15,975,054
General Mills, Inc., 4%, 4/17/2025	8,996,000	9,360,193
Kraft Heinz Foods Co., 4.375%, 6/01/2046	9,786,000	8,657,597
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	5,184,000	5,234,891

		$79,699,464
Forest & Paper Products - 0.1%
Packaging Corp. of America, 3.65%, 9/15/2024	$4,483,000	$4,521,379

Gaming & Lodging - 0.3%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	$6,977,000	$7,336,385
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	5,799,000	6,094,401
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	6,000,000	6,336,360

		$19,767,146

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Health Maintenance Organizations - 0.4%
Cigna Corp., 3.75%, 7/15/2023 (n)	$23,175,000	$23,588,666

Industrial - 0.2%
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	$14,155,000	$14,155,000

Insurance - 0.9%
American International Group, Inc., 3.75%, 7/10/2025	$17,703,000	$17,895,013
American International Group, Inc., 3.9%, 4/01/2026	7,925,000	8,017,626
American International Group, Inc., 4.7%, 7/10/2035	5,448,000	5,542,128
American International Group, Inc., 4.5%, 7/16/2044	4,835,000	4,721,433
Lincoln National Corp., 3.8%, 3/01/2028	3,822,000	3,905,245
Principal Financial Group, Inc., 3.4%, 5/15/2025	10,529,000	10,589,208

		$50,670,653
Insurance - Health - 0.5%
Centene Corp., 5.375%, 6/01/2026 (n)	$9,885,000	$10,282,674
UnitedHealth Group, Inc., 2.375%, 10/15/2022	18,854,000	18,605,207

		$28,887,881
Insurance - Property & Casualty - 1.6%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	$13,217,000	$13,116,502
Ambac Assurance Corp., 5.1%, 6/07/2020 (z)	13,854	19,569
Ambac LSNI, LLC, FLR, 7.592% (LIBOR - 3mo. + 5%), 2/12/2023 (z)	59,577	60,247
Aon Corp., 3.75%, 5/02/2029	22,369,000	22,348,644
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	14,419,000	14,410,597
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	11,271,000	11,718,855
Marsh & McLennan Cos., Inc., 4.375%, 3/15/2029	5,253,000	5,609,604
Marsh & McLennan Cos., Inc., 4.2%, 3/01/2048	22,209,000	22,130,350
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	2,719,000	2,781,530

		$92,195,898
International Market Quasi-Sovereign - 0.1%
Electricite de France S.A., 4.875%, 9/21/2038 (n)	$6,911,000	$7,221,926

Machinery & Tools - 0.2%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$3,109,000	$3,177,287
CNH Industrial Capital LLC, 3.85%, 11/15/2027	8,452,000	8,080,076

		$11,257,363
Major Banks - 7.8%
ABN AMRO Bank N.V., 4.8%, 4/18/2026 (n)	$13,800,000	$14,487,143
Bank of America Corp., 3.3%, 1/11/2023	13,781,000	13,955,299
Bank of America Corp., 3.95%, 4/21/2025	4,458,000	4,557,438

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Bank of America Corp., 4.45%, 3/03/2026	$4,006,000	$4,205,725
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	11,952,000	11,737,016
Bank of America Corp., 3.97% to 3/5/2028, FLR (LIBOR - 3mo. + 1.07%) to 3/05/2029	9,708,000	9,925,777
Bank of America Corp., 6.1% to 3/17/2025, FLR (LIBOR - 3mo. + 3.898%) to 12/29/2049	16,050,000	17,213,625
Bank of America Corp., 5.875% to 3/15/2028, FLR (LIBOR - 3mo. + 2.931%) to 12/31/2059	14,429,000	14,897,942
Bank of America Corp., FLR, 6.5% (LIBOR - 3mo. + 4.174%), 10/23/2049	4,793,000	5,263,673
Bank of New York Mellon Corp., 3.442%, 2/07/2028	25,625,000	25,900,389
Barclays PLC, 4.375%, 1/12/2026	5,620,000	5,705,581
Barclays PLC, 4.972% to 5/16/2028, FLR (LIBOR - 3mo. + 1.902%) to 5/16/2029	8,494,000	8,911,317
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)	2,753,000	2,986,774
Credit Suisse Group Fund Guernsey Ltd., 3.75%, 3/26/2025	11,024,000	11,154,430
Goldman Sachs Group, Inc., 3.625%, 1/22/2023	15,548,000	15,858,476
Goldman Sachs Group, Inc., 3.625%, 2/20/2024	22,022,000	22,411,622
Goldman Sachs Group, Inc., 3.85%, 1/26/2027	8,201,000	8,262,144
JPMorgan Chase & Co., 4.25%, 10/15/2020	2,264,000	2,315,076
JPMorgan Chase & Co., 4.5%, 1/24/2022	3,300,000	3,442,657
JPMorgan Chase & Co., 3.125%, 1/23/2025	15,071,000	15,082,654
JPMorgan Chase & Co., 2.95%, 10/01/2026	22,838,000	22,350,696
Lloyds Bank PLC, 3.75%, 1/11/2027	15,056,000	14,932,950
Morgan Stanley, 5.5%, 7/28/2021	15,554,000	16,418,626
Morgan Stanley, 3.875%, 1/27/2026	13,472,000	13,806,236
Morgan Stanley, 3.125%, 7/27/2026	13,910,000	13,548,386
Morgan Stanley, 4.3%, 1/27/2045	2,634,000	2,702,111
Morgan Stanley, 4.375%, 1/22/2047	18,187,000	18,888,921
PNC Bank N.A., 3.1%, 10/25/2027	21,548,000	21,478,109
Royal Bank of Scotland Group PLC, 6%, 12/19/2023	8,134,000	8,741,145
Royal Bank of Scotland Group PLC, 8% to 8/10/2025, FLR (Swap Rate - 5yr. + 5.72%) to 12/29/2049	2,205,000	2,400,694
Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/2021	13,825,000	13,695,553
UBS Group Funding (Jersey) Ltd., 4.125%, 9/24/2025 (n)	7,081,000	7,339,185
UBS Group Funding (Switzerland) AG, 4.253%, 3/23/2028 (n)	10,148,000	10,567,274
UBS Group Funding Ltd., 3%, 4/15/2021 (n)	13,057,000	13,086,134
Wachovia Corp., 6.605%, 10/01/2025	2,193,000	2,533,800
Wells Fargo & Co., 3.069%, 1/24/2023	16,413,000	16,444,404
Wells Fargo & Co., 4.15%, 1/24/2029	30,190,000	31,394,730

		$448,603,712

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - 1.7%
Becton, Dickinson and Co., 4.669%, 6/06/2047	$8,053,000	$8,306,712
Catholic Health Initiatives, 2.95%, 11/01/2022	9,078,000	9,025,273
Hackensack Meridian Health, Inc., 4.211%, 7/01/2048	8,428,000	8,906,019
Hackensack Meridian Health, Inc., 4.5%, 7/01/2057	10,194,000	10,963,195
HCA, Inc., 5.25%, 6/15/2026	13,993,000	14,945,170
HCA, Inc., 5.625%, 9/01/2028	20,645,000	21,986,925
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025	3,653,000	3,658,921
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	7,367,000	7,171,977
Northwell Healthcare, Inc., 3.979%, 11/01/2046	3,110,000	2,977,720
Northwell Healthcare, Inc., 4.26%, 11/01/2047	9,132,000	9,140,604

		$97,082,516
Medical Equipment - 0.9%
Abbott Laboratories, 3.4%, 11/30/2023	$14,564,000	$14,883,102
Abbott Laboratories, 4.9%, 11/30/2046	14,191,000	16,177,048
Boston Scientific Corp., 4%, 3/01/2029	18,117,000	18,672,675

		$49,732,825
Metals & Mining - 1.1%
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034	$14,324,000	$13,446,655
Freeport-McMoRan, Inc., 6.875%, 2/15/2023	10,661,000	11,247,355
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	7,920,000	8,090,676
Novelis Corp., 5.875%, 9/30/2026 (n)	14,155,000	14,385,019
Vale S.A., 6.25%, 8/10/2026	12,747,000	13,919,724

		$61,089,429
Midstream - 2.4%
DCP Midstream Operating LP, 5.375%, 7/15/2025 (n)	$14,745,000	$15,500,092
Enbridge, Inc., 4.25%, 12/01/2026	16,730,000	17,428,980
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	8,098,000	10,675,414
Kinder Morgan Energy Partners LP, 6.375%, 3/01/2041	6,862,000	7,966,596
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044	8,327,000	8,687,580
MPLX LP, 4.7%, 4/15/2048	10,919,000	10,528,632
ONEOK, Inc., 5.2%, 7/15/2048	14,326,000	14,861,892
Phillips 66 Partners LP, 4.68%, 2/15/2045	2,692,000	2,632,898
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024	13,289,000	14,583,477
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	10,181,000	10,842,576
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	5,452,000	5,522,394
Targa Resources Partners LP/Targa Resources Finance Corp., 5.875%, 4/15/2026	17,690,000	18,624,253

		$137,854,784

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - 23.3%
Fannie Mae, 5.5%, 7/01/2019 - 12/01/2038	$10,755,444	$11,793,962
Fannie Mae, 5%, 1/01/2020 - 3/01/2042	13,170,902	14,127,142
Fannie Mae, 5.19%, 9/01/2020	1,939,296	1,968,678
Fannie Mae, 4.58%, 1/01/2021	1,896,659	1,921,748
Fannie Mae, 2.41%, 5/01/2023	2,441,533	2,436,073
Fannie Mae, 2.55%, 5/01/2023	1,259,388	1,263,014
Fannie Mae, 3.93%, 10/01/2023	1,196,355	1,263,382
Fannie Mae, 5.25%, 8/01/2024	865,109	939,665
Fannie Mae, 4.5%, 5/01/2025 - 6/01/2044	63,443,467	67,149,375
Fannie Mae, 3.5%, 5/25/2025 - 1/01/2047	118,246,443	120,065,478
Fannie Mae, 2.683%, 12/25/2026	11,638,000	11,350,163
Fannie Mae, 3.95%, 1/01/2027	644,005	685,586
Fannie Mae, 4.01%, 1/01/2029	4,156,001	4,423,252
Fannie Mae, 6.5%, 11/01/2031 - 1/01/2033	108,297	122,522
Fannie Mae, 3%, 12/01/2031 - 11/01/2048	85,526,554	84,787,393
Fannie Mae, 6%, 5/01/2034 - 10/01/2038	4,091,093	4,564,596
Fannie Mae, 4%, 9/01/2040 - 12/01/2048	128,891,168	133,395,975
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	2,924,750	2,839,969
Fannie Mae, TBA, 2.5%, 5/01/2034 - 6/01/2034	11,900,000	11,767,973
Fannie Mae, TBA, 3%, 5/01/2034 - 5/01/2049	67,425,000	67,712,632
Fannie Mae, TBA, 4%, 5/01/2049	24,125,000	24,757,339
Fannie Mae, TBA, 5%, 5/01/2049	7,850,000	8,273,624
Freddie Mac, 5%, 6/01/2019 - 7/01/2041	6,921,342	7,448,403
Freddie Mac, 5.5%, 6/01/2019 - 1/01/2038	2,577,020	2,821,958
Freddie Mac, 2.456%, 8/25/2019	2,162,442	2,158,204
Freddie Mac, 1.869%, 11/25/2019	5,792,295	5,765,779
Freddie Mac, 4.251%, 1/25/2020	4,309,229	4,330,237
Freddie Mac, 2.313%, 3/25/2020	8,068,688	8,037,666
Freddie Mac, 3.034%, 10/25/2020	8,234,068	8,261,009
Freddie Mac, 2.856%, 1/25/2021	3,727,440	3,738,931
Freddie Mac, 2.791%, 1/25/2022	7,153,871	7,190,445
Freddie Mac, 2.355%, 7/25/2022	10,625,468	10,568,492
Freddie Mac, 3.32%, 2/25/2023	5,070,913	5,206,894
Freddie Mac, 3.25%, 4/25/2023	7,830,787	8,019,569
Freddie Mac, 3.06%, 7/25/2023	5,298,995	5,391,127
Freddie Mac, 3.531%, 7/25/2023	2,816,666	2,919,519
Freddie Mac, 3.458%, 8/25/2023	16,280,782	16,800,782
Freddie Mac, 2.67%, 12/25/2024	4,982,063	4,970,440
Freddie Mac, 2.811%, 1/25/2025	7,744,684	7,773,521
Freddie Mac, 3.329%, 5/25/2025	9,013,328	9,294,018
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	16,083,731	16,645,067
Freddie Mac, 4.5%, 7/01/2025 - 5/01/2042	15,577,262	16,553,369
Freddie Mac, 2.745%, 1/25/2026	18,637,000	18,581,083

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 2.673%, 3/25/2026	$15,673,350	$15,550,178
Freddie Mac, 3.3%, 10/25/2026	4,957,000	5,097,893
Freddie Mac, 3.224%, 3/25/2027	9,573,000	9,784,596
Freddie Mac, 3.117%, 6/25/2027	17,177,017	17,415,010
Freddie Mac, 6%, 11/01/2033 - 7/01/2038	1,291,647	1,422,723
Freddie Mac, 3.5%, 11/01/2037 - 9/01/2048	140,505,400	142,300,516
Freddie Mac, 3%, 1/01/2038 - 11/01/2048	82,401,962	81,687,866
Freddie Mac , 4%, 5/01/2049	36,175,000	37,170,373
Ginnie Mae, 2.5%, 7/20/2032	1,375,000	1,296,545
Ginnie Mae, 5.5%, 11/15/2032 - 1/20/2042	1,885,051	2,067,678
Ginnie Mae, 6%, 2/15/2034 - 1/15/2038	1,814,844	2,018,085
Ginnie Mae, 4.5%, 4/15/2039 - 2/20/2042	16,358,069	17,252,455
Ginnie Mae, 4%, 10/20/2040 - 11/20/2048	9,946,601	10,290,301
Ginnie Mae, 3.5%, 11/15/2040 - 12/20/2048	65,826,786	66,999,708
Ginnie Mae, 3%, 11/20/2047 - 4/20/2048	85,843,162	85,666,027
Ginnie Mae, TBA, 4%, 5/01/2048	38,825,000	39,980,650
Ginnie Mae, TBA, 3.5%, 5/01/2049	40,100,000	40,761,023
Ginnie Mae, TBA, 4.5%, 5/01/2049	9,300,000	9,642,756
Ginnie Mae, TBA, 5%, 5/01/2049	5,125,000	5,347,717

		$1,341,838,154
Municipals - 1.2%
Bridgeview, IL, Stadium and Redevelopment Projects, 5.06%, 12/01/2025	$2,460,000	$2,464,256
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, 0%, 2/15/2023	29,043,000	25,541,576
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, 5.45%, 8/15/2028	8,467,000	9,223,865
Philadelphia, PA, School District, “B”, 6.615%, 6/01/2030	6,320,000	7,551,768
Philadelphia, PA, School District, “B”, 6.765%, 6/01/2040	4,260,000	5,330,538
State of California (Build America Bonds), 7.625%, 3/01/2040	1,250,000	1,902,625
State of California (Build America Bonds), 7.6%, 11/01/2040	9,570,000	14,921,066
University of California Limited Project Rev., “J”, 4.131%, 5/15/2045	2,920,000	3,054,057

		$69,989,751
Natural Gas - Distribution - 0.6%
Boston Gas Co., 3.15%, 8/01/2027 (n)	$18,948,000	$18,573,448
KeySpan Gas East Corp., 2.742%, 8/15/2026 (n)	14,712,000	14,085,290

		$32,658,738
Network & Telecom - 0.7%
AT&T, Inc., 4.5%, 5/15/2035	$18,013,000	$18,085,859
AT&T, Inc., 5.25%, 3/01/2037	13,919,000	14,907,586

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Network & Telecom - continued
AT&T, Inc., 4.75%, 5/15/2046	$7,387,000	$7,334,465

		$40,327,910
Oils - 0.5%
Marathon Petroleum Corp., 3.8%, 4/01/2028 (n)	$4,605,000	$4,578,470
Marathon Petroleum Corp., 4.75%, 9/15/2044	18,425,000	18,503,691
Marathon Petroleum Corp., 5.85%, 12/15/2045	5,043,000	5,375,659

		$28,457,820
Other Banks & Diversified Financials - 1.8%
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	$3,408,000	$3,702,076
Capital One Financial Corp., 3.75%, 3/09/2027	14,237,000	14,116,422
Capital One Financial Corp., 3.8%, 1/31/2028	14,264,000	14,105,921
Citigroup, Inc., 4.4%, 6/10/2025	3,256,000	3,395,821
Compass Bank, 2.875%, 6/29/2022	22,375,000	22,261,300
Fifth Third Bancorp, 3.65%, 1/25/2024	23,647,000	24,312,599
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)	7,513,000	7,674,308
Macquarie Bank Ltd. of London, 6.125%, 12/31/2165 (n)	15,364,000	14,653,415

		$104,221,862
Pharmaceuticals - 0.7%
Actavis Funding SCS, 3.8%, 3/15/2025	$22,785,000	$23,033,799
Elanco Animal Health, Inc., 4.272%, 8/28/2023 (n)	8,568,000	8,902,041
Elanco Animal Health, Inc., 4.9%, 8/28/2028 (n)	7,401,000	7,841,798

		$39,777,638
Pollution Control - 0.1%
Republic Services, Inc., 3.95%, 5/15/2028	$7,042,000	$7,352,311

Real Estate - Apartment - 0.0%
Mid-America Apartment Communities, Inc., REIT, 4.3%, 10/15/2023	$2,876,000	$2,993,166

Real Estate - Healthcare - 0.2%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	$9,170,000	$9,192,925

Real Estate - Retail - 0.1%
Brixmor Operating Partnership LP, REIT, 3.875%, 8/15/2022	$8,618,000	$8,731,923

Retailers - 0.8%
Best Buy Co., Inc., 5.5%, 3/15/2021	$14,246,000	$14,794,397
Dollar Tree, Inc., 4.2%, 5/15/2028	11,854,000	11,937,925

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Retailers - continued
Walmart, Inc., 3.05%, 7/08/2026	$20,000,000	$20,193,721

		$46,926,043
Telecommunications - Wireless - 0.9%
American Tower Corp., REIT, 3.55%, 7/15/2027	$23,507,000	$23,163,582
Crown Castle International Corp., 2.25%, 9/01/2021	7,361,000	7,260,533
Crown Castle International Corp., 3.2%, 9/01/2024	4,931,000	4,911,074
Crown Castle International Corp., 3.7%, 6/15/2026	3,950,000	3,960,313
Crown Castle International Corp., 4%, 3/01/2027	1,862,000	1,891,180
Crown Castle International Corp., 3.8%, 2/15/2028	4,853,000	4,842,354
SBA Tower Trust, 2.898%, 10/15/2044 (n)	7,030,000	7,022,973

		$53,052,009
Tobacco - 1.2%
Altria Group, Inc., 4.4%, 2/14/2026	$5,607,000	$5,791,432
Altria Group, Inc., 4.8%, 2/14/2029	14,239,000	14,795,895
B.A.T Capital Corp., 3.222%, 8/15/2024	32,759,000	32,058,546
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	15,574,000	15,786,375

		$68,432,248
Transportation - Services - 0.3%
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	$1,863,000	$1,914,317
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	11,169,000	14,576,096
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)	1,327,000	1,321,414

		$17,811,827
U.S. Government Agencies and Equivalents - 0.8%
Small Business Administration, 6.35%, 4/01/2021	$495	$505
Small Business Administration, 6.34%, 5/01/2021	1,069	1,083
Small Business Administration, 6.44%, 6/01/2021	1,602	1,632
Small Business Administration, 5.34%, 11/01/2021	11,821	11,986
Small Business Administration, 6.07%, 3/01/2022	6,055	6,197
Small Business Administration, 4.35%, 7/01/2023	74,797	76,690
Small Business Administration, 4.98%, 11/01/2023	99,774	102,984
Small Business Administration, 4.89%, 12/01/2023	110,737	114,032
Small Business Administration, 4.93%, 1/01/2024	128,288	132,367
Small Business Administration, 4.34%, 3/01/2024	164,669	168,611
Small Business Administration, 5.18%, 5/01/2024	117,276	121,346
Small Business Administration, 5.52%, 6/01/2024	136,653	141,906
Small Business Administration, 5.19%, 7/01/2024	151,899	156,707
Small Business Administration, 4.86%, 10/01/2024	84,983	87,667
Small Business Administration, 4.57%, 6/01/2025	303,441	311,735
Small Business Administration, 4.76%, 9/01/2025	819,298	846,378
Small Business Administration, 5.39%, 12/01/2025	70,041	73,102

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Government Agencies and Equivalents - continued
Small Business Administration, 5.35%, 2/01/2026	$452,430	$473,051
Small Business Administration, 3.25%, 11/01/2030	1,609,987	1,637,239
Small Business Administration, 2.85%, 9/01/2031	2,668,604	2,676,484
Small Business Administration, 2.37%, 8/01/2032	1,909,301	1,858,180
Small Business Administration, 2.13%, 1/01/2033	3,022,046	2,903,942
Small Business Administration, 2.21%, 2/01/2033	859,749	828,900
Small Business Administration, 2.22%, 3/01/2033	2,950,479	2,848,055
Small Business Administration, 2.08%, 4/01/2033	4,887,765	4,680,082
Small Business Administration, 2.45%, 6/01/2033	6,234,479	6,072,125
Small Business Administration, 3.15%, 7/01/2033	8,131,790	8,164,959
Small Business Administration, 3.16%, 8/01/2033	7,574,189	7,606,838
Small Business Administration, 3.62%, 9/01/2033	4,122,323	4,237,108

		$46,341,891
U.S. Treasury Obligations - 10.6%
U.S. Treasury Bonds, 4.5%, 2/15/2036	$9,176,000	$11,443,476
U.S. Treasury Bonds, 5%, 5/15/2037	2,338,000	3,110,636
U.S. Treasury Bonds, 4.375%, 2/15/2038	3,136,000	3,903,340
U.S. Treasury Bonds, 3.5%, 2/15/2039	20,690,000	23,044,296
U.S. Treasury Bonds, 4.5%, 8/15/2039	55,159,100	70,002,500
U.S. Treasury Bonds, 2.875%, 5/15/2043	87,127,000	86,670,944
U.S. Treasury Bonds, 2.5%, 2/15/2045 (f)	29,323,000	27,059,631
U.S. Treasury Bonds, 2.875%, 11/15/2046	27,653,000	27,364,588
U.S. Treasury Bonds, 3%, 2/15/2048	32,903,200	33,273,361
U.S. Treasury Notes, 1.625%, 6/30/2019	41,292,000	41,234,858
U.S. Treasury Notes, 1.625%, 11/30/2020	120,537,000	119,232,752
U.S. Treasury Notes, 1.75%, 11/30/2021	56,979,000	56,266,762
U.S. Treasury Notes, 1.75%, 9/30/2022	41,109,000	40,432,950
U.S. Treasury Notes, 2.75%, 5/31/2023	66,210,500	67,439,015

		$610,479,109
Utilities - Electric Power - 2.1%
AEP Transmission Co. LLC, 3.1%, 12/01/2026	$9,008,000	$8,915,189
AEP Transmission Co. LLC, 4%, 12/01/2046	7,883,000	7,840,034
Berkshire Hathaway Energy Co., 5.15%, 11/15/2043	7,489,000	8,618,467
Dominion Resources, Inc., 3.9%, 10/01/2025	2,892,000	3,007,351
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	27,962,000	26,933,349
Enel Finance International N.V., 3.5%, 4/06/2028 (n)	30,206,000	28,473,356
Exelon Corp., 3.497%, 6/01/2022	2,252,000	2,283,621
Firstenergy Corp., 4.85%, 7/15/2047	17,208,000	18,328,048
PPL Capital Funding, Inc., 5%, 3/15/2044	3,924,000	4,204,461
PPL Corp., 3.5%, 12/01/2022	3,299,000	3,338,997
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	10,545,000	10,884,354

		$122,827,227
Total Bonds (Identified Cost, $5,697,312,937)		$5,745,194,746

26

Portfolio of Investments – continued

Investment Companies (h) - 3.3%

Issuer	Shares/Par	Value ($)
Money Market Funds - 3.3%
MFS Institutional Money Market Portfolio, 2.48% (v) (Identified Cost, $188,948,954)	188,958,313	$188,958,313

Other Assets, Less Liabilities - (3.0)%		(172,739,530)
Net Assets - 100.0%		$5,761,413,529

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $188,958,313 and $5,745,194,746, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,067,580,210, representing 18.5% of net assets.

(q)	Interest received was less than stated coupon rate.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AIMCO Properties CLO LP, 2015-AA, “BR”, FLR, 3.897% (LIBOR - 3mo. + 1.3%), 1/15/2028	12/12/17	$16,000,000	$15,792,368
ALM V Ltd., 2012-5A, “A2R3”, FLR, 3.851% (LIBOR - 3mo. + 1.25%), 10/18/2027	10/04/17	8,340,000	8,314,346
ALM V Ltd., 2012-5A, “BR3”, FLR, 4.251% (LIBOR - 3mo. + 1.7%), 10/18/2027	10/04/17	3,070,000	3,020,094
Ambac Assurance Corp., 5.1%, 6/07/2020	2/14/18	8,610	19,569
Ambac LSNI, LLC, FLR, 7.592% (LIBOR - 3mo. + 5%), 2/12/2023	2/14/18-4/04/19	16,532	60,247
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.9%, 2/01/2046	1/13/16	17,565,785	17,864,179
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024	4/11/19	13,079,237	13,066,234
Bancorp Commercial Mortgage Trust, 2018-CR3, “D”, FLR, 5.173% (LIBOR - 1mo. + 2.7%), 1/15/2033	3/13/18-9/06/18	3,982,417	3,967,695
Bancorp Commercial Mortgage Trust, 2018-CRE4, “D”, FLR, 4.573% (LIBOR - 1mo. + 2.1%), 9/15/2035	9/17/18	3,770,000	3,778,784
Bayview Commercial Asset Trust, 0%, 12/25/2036	10/25/06	505	327

27

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Bayview Commercial Asset Trust, FLR, 2.787% (LIBOR - 1mo. + 0.31%), 8/25/2035	6/09/05	$192,710	$184,194
Bayview Financial Revolving Mortgage Loan Trust, FLR, 4.079% (LIBOR - 1mo. + 1.6%), 12/28/2040	3/01/06	1,435,688	1,352,544
Broadcom, Inc., 3.625%, 10/15/2024	3/29/19	23,412,628	23,289,749
CPS Auto Trust, 2019-B, “B”, 3.09%, 4/17/2023	4/10/19	6,325,997	6,332,657
CRH America Finance, Inc., 3.95%, 4/04/2028	3/27/18	17,919,757	17,922,069
Cutwater Ltd., 2015-IA, “BR”, FLR, 4.397% (LIBOR - 3mo. + 1.8%), 1/15/2029	10/15/18	27,695,000	27,603,413
Exantas Capital Corp. CLO Ltd., 2019-RS07, “B”, FLR, 4.199% (LIBOR - 1mo. + 1.7%), 4/15/2036	4/04/19	7,541,500	7,550,962
Falcon Franchise Loan LLC, 8.45%, 1/05/2023	1/18/02-3/23/11	0	224
Galaxy CLO Ltd., 2018-29A, “A”, FLR, 3.474% (LIBOR - 3mo. + 0.79%), 11/15/2026	4/02/19	18,144,433	18,121,263
Galaxy CLO Ltd., 2018-29A, “B”, FLR, 4.084% (LIBOR - 3mo. + 1.4%), 11/15/2026	4/25/19	8,030,244	7,964,685
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 4.301% (LIBOR - 3mo. + 1.7%), 7/18/2031	5/17/18	15,920,000	15,688,189
Hunt CRE Ltd., 2018-FL2, “B”, FLR, 4.123% (LIBOR - 1mo. + 1.65%), 8/15/2028	8/03/18	3,975,500	3,978,048
Hunt CRE Ltd., 2018-FL2, “C”, FLR, 4.823% (LIBOR - 1mo. + 2.35%), 8/15/2028	8/03/18	1,312,500	1,316,602
Neuberger Berman CLO Ltd., 2017-16SA, “B”, FLR, 3.847% (LIBOR - 3mo. + 1.25%), 1/15/2028	3/21/19	11,677,690	11,650,645
OCP CLO Ltd., 2015-9A, “A2R”, FLR, 3.947% (LIBOR - 3mo. + 1.35%), 7/15/2027	10/27/17	13,240,000	13,129,022
Preferred Term Securities XIX Ltd., CDO, FLR, 2.961% (LIBOR - 3mo. + 0.35%), 12/22/2035	9/08/05-3/28/11	4,958,552	4,661,199
Santander Retail Auto Lease Trust, 2019-A, “B”, 3.01%, 5/22/2023	4/10/19	8,856,531	8,862,776
Saudi Arabian Oil Co., 3.5%, 4/16/2029	4/09/19	14,731,599	14,549,965
Shelter Growth CRE, 2018-FL1, “B”, FLR, 3.973% (LIBOR - 1mo. + 1.5%), 1/15/2035	7/20/18	8,468,550	8,479,100
TICP CLO Ltd., 2018-IA, “A2”, FLR, 4.086% (LIBOR - 3mo. + 1.5%), 4/26/2028	4/17/18	16,262,022	16,043,783
Wind River CLO Ltd., 2015-2A, “CR”, FLR, 4.297% (LIBOR - 1mo. + 1.7%), 10/15/2027	3/06/19	2,619,958	2,636,390
Total Restricted Securities			$277,201,322
% of Net assets			4.8%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

28

Portfolio of Investments – continued

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TBA	To Be Announced

Derivative Contracts at 4/30/19

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	750	$92,753,906	June - 2019	$360,559
U.S. Treasury Note 2 yr	Long	USD	2,139	455,623,711	June - 2019	1,262,452
U.S. Treasury Ultra Bond	Long	USD	550	90,354,687	June - 2019	275,051

						$1,898,062

Liability Derivatives

Interest Rate Futures
U.S. Treasury Ultra 10 yr	Short	USD	2,177	$286,887,781	June - 2019	$(3,305,108)

At April 30, 2019, the fund had liquid securities with an aggregate value of $2,348,551 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

29

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $5,697,312,937)	$5,745,194,746
Investments in affiliated issuers, at value (identified cost, $188,948,954)	188,958,313
Cash	50
Receivables for
Investments sold	8,052,257
TBA sale commitments	5,888,563
Fund shares sold	20,523,027
Interest	38,808,764
Other assets	13,921
Total assets	$6,007,439,641

Liabilities
Payables for
Distributions	$2,054,597
Net daily variation margin on open futures contracts	226,707
Investments purchased	22,348,645
TBA purchase commitments	214,506,338
Fund shares reacquired	5,279,160
Payable to affiliates
Investment adviser	98,797
Shareholder servicing costs	1,213,430
Distribution and service fees	23,455
Program manager fees	36
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	274,936
Total liabilities	$246,026,112
Net assets	$5,761,413,529

Net assets consist of
Paid-in capital	$5,811,934,911
Total distributable earnings (loss)	(50,521,382)
Net assets	$5,761,413,529
Shares of beneficial interest outstanding	542,294,658

30

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,967,506,646	185,222,869	$10.62
Class B	13,727,027	1,290,325	10.64
Class C	89,734,554	8,436,779	10.64
Class I	1,242,811,951	116,974,615	10.62
Class R1	2,005,327	188,510	10.64
Class R2	34,093,102	3,210,360	10.62
Class R3	49,418,152	4,652,300	10.62
Class R4	116,532,525	10,967,004	10.63
Class R6	2,232,386,038	210,108,824	10.62
Class 529A	9,657,446	910,216	10.61
Class 529B	242,795	22,822	10.64
Class 529C	3,297,966	310,034	10.64

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $11.09 [100 / 95.75 x $10.62] and $11.08 [100 / 95.75 x $10.61], respectively. On sales of $100,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

31

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$191,315,768
Dividends from affiliated issuers	2,274,341
Other	477,690
Total investment income	$194,067,799
Expenses
Management fee	$23,388,890
Distribution and service fees	6,029,693
Shareholder servicing costs	3,735,565
Program manager fees	6,118
Administrative services fee	599,516
Independent Trustees’ compensation	79,320
Custodian fee	235,588
Shareholder communications	233,140
Audit and tax fees	77,934
Legal fees	47,030
Miscellaneous	402,925
Total expenses	$34,835,719
Fees paid indirectly	(24,086)
Reduction of expenses by investment adviser and distributor	(3,493,804)
Net expenses	$31,317,829
Net investment income (loss)	$162,749,970

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(30,316,688)
Affiliated issuers	11,131
Futures contracts	(5,378,880)
Swap agreements	(2,468,187)
Net realized gain (loss)	$(38,152,624)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$158,012,278
Affiliated issuers	6,257
Futures contracts	(627,185)
Net unrealized gain (loss)	$157,391,350
Net realized and unrealized gain (loss)	$119,238,726
Change in net assets from operations	$281,988,696

See Notes to Financial Statements

32

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	4/30/19	4/30/18
Change in net assets

From operations
Net investment income (loss)	$162,749,970	$126,750,936
Net realized gain (loss)	(38,152,624)	10,041,753
Net unrealized gain (loss)	157,391,350	(148,490,813)
Change in net assets from operations	$281,988,696	$(11,698,124)
Total distributions to shareholders (a)	$(163,952,098)	$(131,036,423)
Change in net assets from fund share transactions	$258,210,576	$710,732,013
Total change in net assets	$376,247,174	$567,997,466

Net assets
At beginning of period	5,385,166,355	4,817,168,889
At end of period (b)	$5,761,413,529	$5,385,166,355

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended April 30, 2018, distributions from net investment income were $131,036,423.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended April 30, 2018, end of period net assets included undistributed net investment income of $4,139,158.

See Notes to Financial Statements

33

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	4/30/19	4/30/18	4/30/17	4/30/16	4/30/15
Net asset value, beginning of period	$10.39	$10.67	$10.79	$10.96	$10.89

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.25	$0.27	$0.28	$0.27
Net realized and unrealized gain (loss)	0.23	(0.27)	(0.10)	(0.10)	0.15
Total from investment operations	$0.53	$(0.02)	$0.17	$0.18	$0.42

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.26)	$(0.29)	$(0.31)	$(0.31)
From net realized gain	—	—	—	(0.04)	(0.04)
Total distributions declared to shareholders	$(0.30)	$(0.26)	$(0.29)	$(0.35)	$(0.35)
Net asset value, end of period (x)	$10.62	$10.39	$10.67	$10.79	$10.96
Total return (%) (r)(s)(t)(x)	5.22	(0.22)	1.63	1.76	3.89

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.88	0.90	0.89	0.89
Expenses after expense reductions (f)	0.69	0.74	0.74	0.74	0.77
Net investment income (loss)	2.89	2.36	2.49	2.63	2.46
Portfolio turnover	60	27	40	53	72
Net assets at end of period (000 omitted)	$1,967,507	$1,761,171	$1,706,798	$1,829,002	$1,495,612

See Notes to Financial Statements

34

Financial Highlights – continued

Class B	Year ended

	4/30/19	4/30/18	4/30/17	4/30/16	4/30/15
Net asset value, beginning of period	$10.41	$10.68	$10.80	$10.97	$10.90

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.17	$0.19	$0.20	$0.19
Net realized and unrealized gain (loss)	0.23	(0.26)	(0.10)	(0.10)	0.14
Total from investment operations	$0.45	$(0.09)	$0.09	$0.10	$0.33

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.18)	$(0.21)	$(0.23)	$(0.22)
From net realized gain	—	—	—	(0.04)	(0.04)
Total distributions declared to shareholders	$(0.22)	$(0.18)	$(0.21)	$(0.27)	$(0.26)
Net asset value, end of period (x)	$10.64	$10.41	$10.68	$10.80	$10.97
Total return (%) (r)(s)(t)(x)	4.43	(0.87)	0.87	1.01	3.12

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.63	1.64	1.65	1.64
Expenses after expense reductions (f)	1.44	1.49	1.49	1.49	1.52
Net investment income (loss)	2.13	1.61	1.75	1.89	1.72
Portfolio turnover	60	27	40	53	72
Net assets at end of period (000 omitted)	$13,727	$18,207	$24,514	$29,351	$30,730

Class C	Year ended

	4/30/19	4/30/18	4/30/17	4/30/16	4/30/15
Net asset value, beginning of period	$10.41	$10.68	$10.80	$10.97	$10.90

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.16	$0.18	$0.19	$0.18
Net realized and unrealized gain (loss)	0.23	(0.26)	(0.10)	(0.10)	0.14
Total from investment operations	$0.44	$(0.10)	$0.08	$0.09	$0.32

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.17)	$(0.20)	$(0.22)	$(0.21)
From net realized gain	—	—	—	(0.04)	(0.04)
Total distributions declared to shareholders	$(0.21)	$(0.17)	$(0.20)	$(0.26)	$(0.25)
Net asset value, end of period (x)	$10.64	$10.41	$10.68	$10.80	$10.97
Total return (%) (r)(s)(t)(x)	4.33	(0.97)	0.77	0.91	3.02

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.63	1.64	1.64	1.64
Expenses after expense reductions (f)	1.54	1.59	1.59	1.59	1.62
Net investment income (loss)	2.03	1.51	1.65	1.78	1.61
Portfolio turnover	60	27	40	53	72
Net assets at end of period (000 omitted)	$89,735	$100,768	$134,650	$150,596	$135,948

See Notes to Financial Statements

35

Financial Highlights – continued

Class I	Year ended

	4/30/19	4/30/18	4/30/17	4/30/16	4/30/15
Net asset value, beginning of period	$10.40	$10.67	$10.79	$10.96	$10.89

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.27	$0.28	$0.30	$0.29
Net realized and unrealized gain (loss)	0.23	(0.26)	(0.09)	(0.10)	0.14
Total from investment operations	$0.54	$0.01	$0.19	$0.20	$0.43

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.28)	$(0.31)	$(0.33)	$(0.32)
From net realized gain	—	—	—	(0.04)	(0.04)
Total distributions declared to shareholders	$(0.32)	$(0.28)	$(0.31)	$(0.37)	$(0.36)
Net asset value, end of period (x)	$10.62	$10.40	$10.67	$10.79	$10.96
Total return (%) (r)(s)(t)(x)	5.27	0.03	1.78	1.92	4.05

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.63	0.65	0.64	0.64
Expenses after expense reductions (f)	0.54	0.59	0.59	0.59	0.62
Net investment income (loss)	3.03	2.51	2.62	2.78	2.60
Portfolio turnover	60	27	40	53	72
Net assets at end of period (000 omitted)	$1,242,812	$1,180,741	$1,256,542	$914,984	$1,274,021

Class R1	Year ended

	4/30/19	4/30/18	4/30/17	4/30/16	4/30/15
Net asset value, beginning of period	$10.41	$10.68	$10.81	$10.97	$10.90

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.16	$0.18	$0.19	$0.18
Net realized and unrealized gain (loss)	0.23	(0.26)	(0.11)	(0.09)	0.14
Total from investment operations	$0.44	$(0.10)	$0.07	$0.10	$0.32

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.17)	$(0.20)	$(0.22)	$(0.21)
From net realized gain	—	—	—	(0.04)	(0.04)
Total distributions declared to shareholders	$(0.21)	$(0.17)	$(0.20)	$(0.26)	$(0.25)
Net asset value, end of period (x)	$10.64	$10.41	$10.68	$10.81	$10.97
Total return (%) (r)(s)(t)(x)	4.33	(0.97)	0.67	1.00	3.02

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.63	1.64	1.64	1.64
Expenses after expense reductions (f)	1.54	1.59	1.59	1.59	1.62
Net investment income (loss)	2.06	1.50	1.66	1.78	1.60
Portfolio turnover	60	27	40	53	72
Net assets at end of period (000 omitted)	$2,005	$1,293	$2,466	$3,584	$4,153

See Notes to Financial Statements

36

Financial Highlights – continued

Class R2	Year ended

	4/30/19	4/30/18	4/30/17	4/30/16	4/30/15
Net asset value, beginning of period	$10.39	$10.66	$10.78	$10.95	$10.88

Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.21	$0.23	$0.24	$0.23
Net realized and unrealized gain (loss)	0.24	(0.26)	(0.09)	(0.09)	0.15
Total from investment operations	$0.50	$(0.05)	$0.14	$0.15	$0.38

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.22)	$(0.26)	$(0.28)	$(0.27)
From net realized gain	—	—	—	(0.04)	(0.04)
Total distributions declared to shareholders	$(0.27)	$(0.22)	$(0.26)	$(0.32)	$(0.31)
Net asset value, end of period (x)	$10.62	$10.39	$10.66	$10.78	$10.95
Total return (%) (r)(s)(t)(x)	4.85	(0.48)	1.27	1.41	3.53

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.13	1.15	1.14	1.14
Expenses after expense reductions (f)	1.04	1.09	1.09	1.09	1.12
Net investment income (loss)	2.53	2.01	2.15	2.29	2.12
Portfolio turnover	60	27	40	53	72
Net assets at end of period (000 omitted)	$34,093	$44,339	$48,893	$49,042	$49,623

Class R3	Year ended

	4/30/19	4/30/18	4/30/17	4/30/16	4/30/15
Net asset value, beginning of period	$10.39	$10.67	$10.79	$10.95	$10.88

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.24	$0.26	$0.27	$0.26
Net realized and unrealized gain (loss)	0.23	(0.27)	(0.10)	(0.09)	0.15
Total from investment operations	$0.52	$(0.03)	$0.16	$0.18	$0.41

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.25)	$(0.28)	$(0.30)	$(0.30)
From net realized gain	—	—	—	(0.04)	(0.04)
Total distributions declared to shareholders	$(0.29)	$(0.25)	$(0.28)	$(0.34)	$(0.34)
Net asset value, end of period (x)	$10.62	$10.39	$10.67	$10.79	$10.95
Total return (%) (r)(s)(t)(x)	5.11	(0.32)	1.52	1.76	3.79

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.88	0.90	0.89	0.89
Expenses after expense reductions (f)	0.79	0.84	0.84	0.84	0.87
Net investment income (loss)	2.78	2.25	2.40	2.53	2.36
Portfolio turnover	60	27	40	53	72
Net assets at end of period (000 omitted)	$49,418	$75,764	$90,449	$88,496	$71,742

See Notes to Financial Statements

37

Financial Highlights – continued

Class R4	Year ended

	4/30/19	4/30/18	4/30/17	4/30/16	4/30/15
Net asset value, beginning of period	$10.40	$10.67	$10.79	$10.96	$10.88

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.27	$0.28	$0.30	$0.28
Net realized and unrealized gain (loss)	0.23	(0.26)	(0.09)	(0.10)	0.16
Total from investment operations	$0.55	$0.01	$0.19	$0.20	$0.44

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.28)	$(0.31)	$(0.33)	$(0.32)
From net realized gain	—	—	—	(0.04)	(0.04)
Total distributions declared to shareholders	$(0.32)	$(0.28)	$(0.31)	$(0.37)	$(0.36)
Net asset value, end of period (x)	$10.63	$10.40	$10.67	$10.79	$10.96
Total return (%) (r)(s)(t)(x)	5.37	0.03	1.78	1.92	4.15

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.63	0.65	0.64	0.64
Expenses after expense reductions (f)	0.54	0.59	0.59	0.59	0.61
Net investment income (loss)	3.04	2.50	2.64	2.79	2.59
Portfolio turnover	60	27	40	53	72
Net assets at end of period (000 omitted)	$116,533	$103,144	$118,494	$116,248	$150,418

Class R6	Year ended

	4/30/19	4/30/18	4/30/17	4/30/16	4/30/15
Net asset value, beginning of period	$10.39	$10.67	$10.79	$10.96	$10.89

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.28	$0.30	$0.31	$0.30
Net realized and unrealized gain (loss)	0.23	(0.27)	(0.10)	(0.10)	0.14
Total from investment operations	$0.56	$0.01	$0.20	$0.21	$0.44

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.29)	$(0.32)	$(0.34)	$(0.33)
From net realized gain	—	—	—	(0.04)	(0.04)
Total distributions declared to shareholders	$(0.33)	$(0.29)	$(0.32)	$(0.38)	$(0.37)
Net asset value, end of period (x)	$10.62	$10.39	$10.67	$10.79	$10.96
Total return (%) (r)(s)(t)(x)	5.49	0.04	1.89	2.03	4.15

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.52	0.53	0.53	0.54
Expenses after expense reductions (f)	0.44	0.48	0.48	0.48	0.53
Net investment income (loss)	3.14	2.61	2.76	2.90	2.72
Portfolio turnover	60	27	40	53	72
Net assets at end of period (000 omitted)	$2,232,386	$2,087,409	$1,422,342	$1,423,635	$1,371,926

See Notes to Financial Statements

38

Financial Highlights – continued

Class 529A	Year ended

	4/30/19	4/30/18	4/30/17	4/30/16	4/30/15
Net asset value, beginning of period	$10.38	$10.65	$10.77	$10.94	$10.87

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.25	$0.27	$0.28	$0.27
Net realized and unrealized gain (loss)	0.23	(0.26)	(0.10)	(0.10)	0.14
Total from investment operations	$0.53	$(0.01)	$0.17	$0.18	$0.41

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.26)	$(0.29)	$(0.31)	$(0.30)
From net realized gain	—	—	—	(0.04)	(0.04)
Total distributions declared to shareholders	$(0.30)	$(0.26)	$(0.29)	$(0.35)	$(0.34)
Net asset value, end of period (x)	$10.61	$10.38	$10.65	$10.77	$10.94
Total return (%) (r)(s)(t)(x)	5.20	(0.15)	1.60	1.72	3.84

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.96	1.00	0.99	0.99
Expenses after expense reductions (f)	0.71	0.76	0.76	0.78	0.81
Net investment income (loss)	2.87	2.34	2.47	2.60	2.43
Portfolio turnover	60	27	40	53	72
Net assets at end of period (000 omitted)	$9,657	$8,816	$7,879	$6,132	$4,713

Class 529B	Year ended

	4/30/19	4/30/18	4/30/17	4/30/16	4/30/15
Net asset value, beginning of period	$10.41	$10.68	$10.81	$10.97	$10.90

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.15	$0.17	$0.19	$0.17
Net realized and unrealized gain (loss)	0.23	(0.26)	(0.10)	(0.09)	0.15
Total from investment operations	$0.44	$(0.11)	$0.07	$0.10	$0.32

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.16)	$(0.20)	$(0.22)	$(0.21)
From net realized gain	—	—	—	(0.04)	(0.04)
Total distributions declared to shareholders	$(0.21)	$(0.16)	$(0.20)	$(0.26)	$(0.25)
Net asset value, end of period (x)	$10.64	$10.41	$10.68	$10.81	$10.97
Total return (%) (r)(s)(t)(x)	4.28	(1.02)	0.62	0.95	2.96

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.71	1.74	1.74	1.74
Expenses after expense reductions (f)	1.59	1.64	1.64	1.64	1.67
Net investment income (loss)	1.98	1.45	1.60	1.74	1.56
Portfolio turnover	60	27	40	53	72
Net assets at end of period (000 omitted)	$243	$304	$297	$339	$396

See Notes to Financial Statements

39

Financial Highlights – continued

Class 529C	Year ended

	4/30/19	4/30/18	4/30/17	4/30/16	4/30/15
Net asset value, beginning of period	$10.41	$10.68	$10.80	$10.97	$10.90

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.16	$0.17	$0.19	$0.17
Net realized and unrealized gain (loss)	0.23	(0.27)	(0.09)	(0.10)	0.15
Total from investment operations	$0.44	$(0.11)	$0.08	$0.09	$0.32

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.16)	$(0.20)	$(0.22)	$(0.21)
From net realized gain	—	—	—	(0.04)	(0.04)
Total distributions declared to shareholders	$(0.21)	$(0.16)	$(0.20)	$(0.26)	$(0.25)
Net asset value, end of period (x)	$10.64	$10.41	$10.68	$10.80	$10.97
Total return (%) (r)(s)(t)(x)	4.28	(1.02)	0.72	0.86	2.97

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.71	1.75	1.74	1.74
Expenses after expense reductions (f)	1.59	1.64	1.64	1.64	1.67
Net investment income (loss)	1.99	1.45	1.59	1.73	1.56
Portfolio turnover	60	27	40	53	72
Net assets at end of period (000 omitted)	$3,298	$3,210	$3,843	$3,283	$2,933

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

40

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Total Return Bond Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates

41

Notes to Financial Statements – continued

market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same

42

Notes to Financial Statements – continued

investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of April 30, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$656,821,000	$—	$656,821,000
Non-U.S. Sovereign Debt	—	67,402,128	—	67,402,128
Municipal Bonds	—	69,989,751	—	69,989,751
U.S. Corporate Bonds	—	2,151,173,217	—	2,151,173,217
Residential Mortgage-Backed Securities	—	1,346,250,110	—	1,346,250,110
Commercial Mortgage-Backed Securities	—	459,760,467	—	459,760,467
Asset-Backed Securities (including CDOs)	—	467,521,092	—	467,521,092
Foreign Bonds	—	526,276,981	—	526,276,981
Mutual Funds	188,958,313	—	—	188,958,313
Total	$188,958,313	$5,745,194,746	$—	$5,934,153,059

Other Financial Instruments
Futures Contracts – Assets	$1,898,062	$—	$—	$1,898,062
Futures Contracts – Liabilities	(3,305,108)	—	—	(3,305,108)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

43

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$1,898,062	$(3,305,108)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(5,378,880)	$—	$(1,811,168)
Credit	—	(2,468,187)	—
Total	$(5,378,880)	$(2,468,187)	$(1,811,168)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended April 30, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(627,185)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk

44

Notes to Financial Statements – continued

whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared

45

Notes to Financial Statements – continued

options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are

46

Notes to Financial Statements – continued

amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in

47

Notes to Financial Statements – continued

which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security

48

Notes to Financial Statements – continued

may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended April 30, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries

49

Notes to Financial Statements – continued

in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 4/30/19	Year ended 4/30/18
Ordinary income (including any short-term capital gains)	$163,952,098	$131,036,423

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/19

Cost of investments	$5,897,429,385
Gross appreciation	75,902,728

Gross depreciation	(40,586,100)
Net unrealized appreciation (depreciation)	$35,316,628

Undistributed ordinary income	22,573,345
Capital loss carryforwards	(92,673,394)
Other temporary differences	(15,737,961)

As of April 30, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(34,155,343)
Long-Term	(58,518,051)
Total	$(92,673,394)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized

50

Notes to Financial Statements – continued

gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 4/30/19	Year ended 4/30/18
Class A	$52,631,458	$42,118,451
Class B	334,230	365,907
Class C	1,899,977	1,935,562
Class I	35,254,797	28,762,383
Class R1	32,894	28,504
Class R2	1,001,120	986,547
Class R3	1,773,830	1,989,720
Class R4	3,253,984	2,930,459
Class R6	67,445,830	51,653,877
Class 529A	257,546	203,927
Class 529B	5,004	5,113
Class 529C	61,428	55,973
Total	$163,952,098	$131,036,423
(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from May 1, 2018 through July 31, 2018, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $2.5 billion	0.50%
In excess of $2.5 billion and up to $5 billion	0.45%
In excess of $5 billion	0.40%

Effective August 1, 2018, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $2.5 billion	0.50%
In excess of $2.5 billion and up to $5 billion	0.35%
In excess of $5 billion and up to $10 billion	0.34%
In excess of $10 billion	0.33%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended April 30, 2019, this management fee reduction amounted to $532,024, which is included in the reduction of total expenses in the

51

Notes to Financial Statements – continued

Statement of Operations. The management fee incurred for the year ended April 30, 2019 was equivalent to an annual effective rate of 0.42% of the fund’s average daily net assets.

For the period from May 1, 2018 through July 31, 2018, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
0.74%	1.49%	1.59%	0.59%	1.59%	1.09%	0.84%	0.59%	0.50%	0.79%	1.64%	1.64%

This written agreement terminated on July 31, 2018. For the period from May 1, 2018 through July 31, 2018, this reduction amounted to $233,251, which is included in the reduction of total expenses in the Statement of Operations.

Effective August 1, 2018, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
0.68%	1.43%	1.53%	0.53%	1.53%	1.03%	0.78%	0.53%	0.42%	0.73%	1.58%	1.58%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2019. For the period from August 1, 2018 through April 30, 2019, this reduction amounted to $892,547, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $178,506 and $1,091 for the year ended April 30, 2019, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

52

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$4,521,471
Class B	0.75%	0.25%	1.00%	0.90%	155,790
Class C	0.75%	0.25%	1.00%	1.00%	925,423
Class R1	0.75%	0.25%	1.00%	1.00%	15,735
Class R2	0.25%	0.25%	0.50%	0.50%	197,040
Class R3	—	0.25%	0.25%	0.25%	158,806
Class 529A	—	0.25%	0.25%	0.12%	22,308
Class 529B	0.75%	0.25%	1.00%	1.00%	2,507
Class 529C	0.75%	0.25%	1.00%	0.99%	30,613
Total Distribution and Service Fees					$6,029,693

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2019 based on each class’s average daily net assets. 0.10% of the Class A, Class B, and Class 529A service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2019, this waiver amounted to $1,808,575, $15,579, and $8,923 for Class A, Class B, and Class 529A, respectively, and is included in the reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2019. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended April 30, 2019, this rebate amounted to $131, $123, $2,457, $3, and $191 for Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2019, were as follows:

Amount
Class A	$85,750
Class B	16,918
Class C	9,402
Class 529B	125
Class 529C	298

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to

53

Notes to Financial Statements – continued

0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended April 30, 2019, were as follows:

Fee
Class 529A	$4,462
Class 529B	125
Class 529C	1,531
Total Program Manager Fees	$6,118

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2019, the fee was $182,405, which equated to 0.0034% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended April 30, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,553,160.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2019 was equivalent to an annual effective rate of 0.0110% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended April 30, 2019, the fee paid by the fund under this agreement was $9,456 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

54

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On August 16, 2018, MFS redeemed 51 shares each of Class I for an aggregate amount of $534.

(4) Portfolio Securities

For the year ended April 30, 2019, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$2,142,370,781	$2,359,030,594
Non-U.S. Government securities	$1,406,822,542	$902,734,014

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/19		Year ended 4/30/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	62,547,476	$649,700,434	60,202,673	$641,770,684
Class B	142,193	1,473,742	178,879	1,909,896
Class C	1,765,617	18,342,493	1,793,076	19,160,176
Class I	57,638,108	599,453,720	64,005,696	683,381,684
Class R1	96,274	992,625	33,868	361,253
Class R2	595,564	6,178,876	840,720	8,955,817
Class R3	1,284,443	13,371,184	1,669,491	17,807,616
Class R4	3,946,020	40,890,242	3,022,567	32,264,206
Class R6	37,737,307	392,609,825	83,636,879	895,804,561
Class 529A	202,732	2,100,566	254,510	2,705,282
Class 529B	5,447	56,758	12,773	137,109
Class 529C	104,843	1,093,617	59,498	635,175
	166,066,024	$1,726,264,082	215,710,630	$2,304,893,459

55

Notes to Financial Statements – continued

	Year ended 4/30/19		Year ended 4/30/18

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	4,386,869	$45,603,032	3,407,169	$36,289,932
Class B	28,294	294,535	29,570	315,657
Class C	154,028	1,603,622	152,113	1,622,961
Class I	1,956,957	20,353,538	1,684,521	17,953,532
Class R1	3,147	32,822	2,666	28,498
Class R2	92,520	960,951	86,750	923,961
Class R3	170,187	1,767,577	185,971	1,982,206
Class R4	271,196	2,822,246	236,938	2,526,631
Class R6	6,440,122	66,960,022	4,814,076	51,259,996
Class 529A	24,700	256,506	19,102	203,191
Class 529B	473	4,924	476	5,077
Class 529C	5,858	61,004	5,191	55,392
	13,534,351	$140,720,779	10,624,543	$113,167,034

Shares reacquired
Class A	(51,174,231)	$(530,432,009)	(54,163,398)	$(578,252,462)
Class B	(629,557)	(6,534,288)	(754,143)	(8,046,696)
Class C	(3,166,606)	(32,846,585)	(4,869,629)	(51,731,014)
Class I	(56,205,246)	(581,469,305)	(69,882,252)	(748,274,083)
Class R1	(35,151)	(365,569)	(143,167)	(1,536,453)
Class R2	(1,745,622)	(18,050,212)	(1,245,185)	(13,258,140)
Class R3	(4,092,992)	(42,636,493)	(3,045,586)	(32,494,552)
Class R4	(3,171,712)	(32,869,528)	(4,444,641)	(47,536,741)
Class R6	(34,878,899)	(360,589,019)	(20,950,439)	(223,092,840)
Class 529A	(166,550)	(1,721,625)	(163,883)	(1,742,241)
Class 529B	(12,291)	(127,734)	(11,882)	(126,867)
Class 529C	(109,170)	(1,131,918)	(116,014)	(1,236,391)
	(155,388,027)	$(1,608,774,285)	(159,790,219)	$(1,707,328,480)

Net change
Class A	15,760,114	$164,871,457	9,446,444	$99,808,154
Class B	(459,070)	(4,766,011)	(545,694)	(5,821,143)
Class C	(1,246,961)	(12,900,470)	(2,924,440)	(30,947,877)
Class I	3,389,819	38,337,953	(4,192,035)	(46,938,867)
Class R1	64,270	659,878	(106,633)	(1,146,702)
Class R2	(1,057,538)	(10,910,385)	(317,715)	(3,378,362)
Class R3	(2,638,362)	(27,497,732)	(1,190,124)	(12,704,730)
Class R4	1,045,504	10,842,960	(1,185,136)	(12,745,904)
Class R6	9,298,530	98,980,828	67,500,516	723,971,717
Class 529A	60,882	635,447	109,729	1,166,232
Class 529B	(6,371)	(66,052)	1,367	15,319
Class 529C	1,531	22,703	(51,325)	(545,824)
	24,212,348	$258,210,576	66,544,954	$710,732,013

56

Notes to Financial Statements – continued

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 7%, 7%, 2%, 2%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended April 30, 2019, the fund’s commitment fee and interest expense were $31,343 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$49,542,800	$1,749,115,117	$1,609,716,992	$11,131	$6,257	$188,958,313

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$2,274,341	$—

57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Total Return Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Total Return Bond Fund (the “Fund”), including the portfolio of investments, as of April 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights.

Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and

58

Report of Independent Registered Public Accounting Firm – continued

brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

59

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

60

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

61

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

62

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

63

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 75)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

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Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joshua Marston Robert Persons

65

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020.

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rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

67

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

68

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Michael Hegarty, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Hegarty, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended April 30, 2019 and 2018, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2019	2018
Fees billed by Deloitte:
MFS Corporate Bond Fund	66,045	64,578
MFS Limited Maturity Fund	57,320	56,049
MFS Municipal Limited Maturity Fund	47,839	46,781
MFS Total Return Bond Fund	69,456	67,912

Total	240,660	235,320

For the fiscal years ended April 30, 2019 and 2018, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS Corporate Bond Fund	0	0	7,306	7,142	0	0
To MFS Limited Maturity Fund	0	0	7,205	7,043	0	0
To MFS Municipal Limited Maturity Fund	0	0	6,601	6,453	0	0
To MFS Total Return Bond Fund	0	0	7,205	7,043	0	0
Total fees billed by Deloitte To above Funds:	0	0	28,317	27,681	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Corporate Bond Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Limited Maturity Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Municipal Limited Maturity Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Total Return Bond Fund*	0	0	0	0	5,390	5,390

	Aggregate Fees for Non-audit Services
	2019	2018
Fees billed by Deloitte:
To MFS Corporate Bond Fund, MFS and MFS Related Entities#	12,696	22,098
To MFS Limited Maturity Fund, MFS and MFS Related Entities#	12,595	21,999
To MFS Municipal Limited Maturity Fund, MFS and MFS Related Entities#	11,991	21,409
To MFS Total Return Bond Fund, MFS and MFS Related Entities#	12,595	21,999

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IX

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: June 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: June 18, 2019

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 18, 2019

*	Print name and title of each signing officer under his or her signature.